UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03462

Meeder Funds Trust

6125 Memorial Drive

Dublin, OH 43017

Bruce McKibben

c/o Meeder Funds Trust

6125 Memorial Drive

Dublin, OH 43017

Registrant’s telephone number, including area code: 800-325-3539

Date of fiscal year end: December 31, 2023

Date of reporting period: December 31, 2023

Item 1. Report to Stockholders.

DECEMBER 31, 2023

Meeder Funds Annual Report

MEEDER

TABLE OF CONTENTS

Letter to Shareholders	1
Portfolio Composition	2
Muirfield Fund	3
Spectrum Fund	5
Global Allocation Fund	7
Balanced Fund	9
Moderate Allocation Fund	11
Conservative Allocation Fund	13
Dynamic Allocation Fund	15
Quantex Fund	17
Tactical Income Fund	19
Institutional Prime Money Market Fund	21
Schedules of Investments	24
Statements of Assets and Liabilities	56
Statements of Operations	58
Statements of Changes in Net Assets	60
Financial Highlights	64
Notes to Financial Statements	74
Report of Independent Registered Public Accounting Firm	91
Shareholder Expense Analysis	92
Management of the Trust	94
Other Items	95

This Annual Report is prepared and distributed for the general information of the shareholders of the Funds. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus. Investors are advised to consider carefully the investment objectives, risks, charges and expenses of the Fund before investing. The prospectus contains this and other information about the Funds.

Meeder Funds are distributed by Meeder Distribution Services, Inc. (Member FINRA), an affiliate of Meeder Investment Management. An affiliated registered investment adviser, Meeder Asset Management, Inc., serves as the investment adviser to Meeder Funds and is paid a fee for its services.

Letter to Shareholders

December 31, 2023

While 2023 will go down as a very positive year for the stock market, careful readers of history will take note of how narrow the participation in its rally was. The group known as the Magnificent 7, which includes Apple, Microsoft, Alphabet, Amazon, Meta, Nvidia, and Tesla, combined to produce a return of +107% in 2023. This performance was primarily because these companies are leading their respective peers in innovation by heavily incorporating artificial intelligence into their products and business models. This adoption drove the difference between the market-cap-weighted S&P 500 Index and the Equally Weighted S&P 500 Index returns of 26.3% and 13.8%, respectively.

The last two months of the year also carried most of the load for last year’s performance. Market breadth improved near the end of October when Inflation data was less than market expectations. Investor confidence increased that the Fed would no longer tighten monetary policy, and interest rates fell at a historic rate. The 10-year Treasury yield declined from roughly 5% to 3.8% in just two months! For perspective, this move in yields was more substantial than 98% of all 2-month moves going back to 1962. These events propelled robust growth for stock and bond returns in the fourth quarter to boost 2023 total returns.

The Federal Reserve Remains at Center Stage

The Fed remained at the center of investment discussions during the year as the committee continued its quest to contain the highest inflation the U.S. has experienced since the early 1980s. The Fed raised interest rates four times in 2023 and increased the federal funds rate to a range of 5.25%-5.50%, its highest level in 22 years. The Fed raised the cost of capital to reduce inflation, which is intended to dampen the robust economic growth the U.S. is experiencing. It is a delicate balance, as the Fed aims to slow growth while avoiding pushing the economy into a recession by lowering rates before economic growth stops, creating a soft landing.

The “elephant in the room” is that the Fed has only accomplished a soft landing twice in nine rising-rate cycles since 1970. At the December FOMC meeting, Powell admitted that the Fed does not have a good track record in orchestrating soft economic landings. Investors are concerned that this could occur again and continue to watch the U.S. employment situation closely as a leading indicator. Thankfully, the December jobs report showed that the Fed is one step closer to achieving its soft landing as unemployment remained relatively stagnant at 3.7%, and job openings continue to decline. As economic activity continues to slow, employers in the U.S. are choosing not to fill open positions rather than eliminating existing ones and is a trend the Fed wants to continue.

A New Year

Regardless of the geopolitical or market-driven events in 2024, know that we remain steadfast in our commitment to improving investor outcomes. We will continue to follow our data-driven quantitative investment models to provide clarity by removing emotion from the decision-making process when making investment decisions. On behalf of all of us at Meeder Investment Management, thank you for giving us the privilege of helping to achieve your financial goals.

Sincerely,

Robert S. Meeder

President & CEO

Data Source: Bloomberg, as of December 31, 2023. Notes: Index performance shown for illustrative purposes only. You cannot invest into an index. Past performance is no guarantee of future results.

2023 Annual Report | December 31, 2023	Page 1

2023 Annual Report

Fund Summaries

Muirfield Fund

The Meeder Muirfield Fund Institutional Class returned 13.70% for the year ended December 31, 2023, compared to the Morningstar Moderate Target Risk Index benchmark return of 13.22%.

This fund uses Meeder’s Defensive Equity strategy, which follows a rules-based and data-driven approach to using the Meeder Investment Positioning (IPS) model. This model is used to determine the reward relative to the risk of the stock market and identifies when a respective fund should be increasing or decreasing its equity allocation.

Muirfield achieved positive performance relative to its benchmark in 2023, primarily driven by the Defensive Equity Strategy and its overweight to equities and underweight to cash and fixed income throughout the year. The Defensive Equity Strategy entered the year with a significant defensive position of 50% cash and a 50% allocation to equities. The Fund remained defensive for the entire year but greatly increased its equity allocation as Meeder’s quantitative models improved. By mid-year, the strategy had a 91% equity allocation and by the end of the year it finished with a 95% allocation to equities. This overweight to equities, especially during an incredibly strong fourth quarter for the equity market, bolstered the Fund’s relative performance.

Our global equity allocation was a positive contributor to performance this year. The fund allocates to different regions of the global equity markets, including U.S., Developed International ex-US., and Emerging Markets. Within Conservative Allocation’s equity holdings, it maintained an overweight to U.S. and underweight to both Developed International ex-U.S. and Emerging Markets equities relative to its benchmark. Given the outperformance of U.S. equities in 2023 compared to their international counterparts, the fund’s global equity allocation positively contributed to performance.

The performance of our stock selection strategy was negative in 2023. Within the U.S. portion of Muirfield’s equity holdings, we use a proprietary equity selection model that selects stocks based on value, momentum, quality, stability, and sentiment factors. In general, we favor companies that display positive momentum relative to their peers, strong balance sheets, consistent earnings growth, along with attractive valuations and positive near-term sentiment. Our overweight to large-cap stocks, along with our overweight to company’s displaying strong profitability, positively contributed to performance. Our overweight to value stocks and underweight to stocks displaying low beta detracted from performance. From a sector perspective, the underweight to the Consumer Staples, Utilities, and Real Estate sectors positively contributed to performance throughout the year, while the overweight to Energy and underweight to Communication Services detracted from performance.

In the fund, we will often use equity index derivatives, such as stock index futures, to efficiently equitize our cash positions and manage the portfolio's equity exposure. Regarding equitizing cash positions, these derivatives are designed to track their respective stock index, so there was no discernible impact on the fund’s relative performance. The use of equity index futures to reduce equity exposure in the fund’s Defensive Equity exposure was additive to performance relative to the benchmark in 2023.

Investment Objective

The investment objective of the Fund is to provide long-term capital appreciation.

Average Annual Total Returns

as of December 31, 2023

	1 Year	5 Year	10 Year	Share Class Inception Date
Muirfield Fund Retail Class	13.55%	7.51%	6.43%	8/10/88
Muirfield Fund Institutional Class	13.70%	7.81%	6.68%	10/31/16
Muirfield Fund Adviser Class	13.84%	7.84%	6.65%	10/31/16
Morningstar Moderate Target Risk Index	13.22%	7.38%	5.72%	—

2023 Annual Report | December 31, 2023	Page 3

Growth of $10,000

as of December 31,2023

The Growth of $10,000 chart compares the performance of the Fund’s Retail Share Class over the period shown with dividends and capital gains reinvested to the Fund’s benchmark. Benchmark indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Investment performance assumes reinvestment of all dividend and capital gain distributions. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Historical performance attributed to the Institutional and Adviser Share Classes prior to their inception dates is based on the performance of the Retail Share Class. No adjustment has been made to reflect class-specific distribution or servicing fees. Returns may reflect the effect of voluntary fee waivers or expense reimbursements over the period shown. Without these waivers, performance would have been lower.

The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current month-end performance data, please visit our website at www.meederfunds.com.

Top 10 Holdings

as of December 31, 2023

Microsoft Corp	6.0%
Berkshire Hathaway Inc	5.5%
NVIDIA Corp	2.9%
Alphabet Inc	2.9%
Mastercard Inc	2.2%
UnitedHealth Group Inc	1.7%
Adobe Inc	1.7%
AbbVie Inc	1.4%
Ameriprise Financial Inc	1.4%
Amgen Inc	1.3%

As a percentage of total net assets. Holdings exclude short-term investments and derivatives.

Common Stock Sector Concentration

as of December 31, 2023

Information Technology	30.1%
Financials	18.7%
Consumer Discretionary	15.9%
Health Care	13.5%
Industrials	9.9%
Communication Services	6.6%
Energy	4.1%
Consumer Staples	0.7%
Materials	0.4%
Utilities	0.1%
Real Estate	0.0%
Total	100.0%

As a percentage of total common stocks. Concentrations are subject to change.

Asset Allocation

as of December 31, 2023

Common Stocks (United States)	62.4%
Money Market Registered Investment Companies	36.0%
Other Assets/Liabilities (Net)	1.6%
Total	100.0%

As a percentage of total net assets. The Fund has invested in stock index futures contracts in order to equitize cash balances it holds in a proprietary money market fund.

Page 4	2023 Annual Report | December 31, 2023

Spectrum Fund

The Meeder Spectrum Fund Institutional Class returned 14.06% for the year ended December 31, 2023, compared to the Morningstar Moderate Target Risk Index benchmark return of 13.22%.

This fund uses our Defensive Equity strategy, which follows a rules-based and data-driven approach to using the Meeder Investment Positioning (IPS) model. This model is used to determine the reward relative to the risk of the stock market and identifies when a respective fund should be increasing or decreasing its equity allocation.

Spectrum achieved positive performance relative to its benchmark in 2023, partially driven by the Defensive Equity Strategy and its overweight to equities and underweight to cash and fixed income throughout the year. The Defensive Equity Strategy entered the year with a significant defensive position of 50% cash and a 50% allocation to equities. The Fund remained defensive for the entire year but greatly increased its equity allocation as Meeder’s quantitative models improved. By mid-year, the strategy had a 91% equity allocation and by the end of the year it finished with a 95% allocation to equities. This overweight to equities, especially during an incredibly strong fourth quarter for the equity market, bolstered the Fund’s relative performance.

Our global equity allocation was a positive contributor to performance this year. The fund allocates to different regions of the global equity markets, including U.S., Developed International ex-US., and Emerging Markets. Within Spectrum’s equity holdings, it maintained an overweight to U.S. and underweight to both Developed International ex-U.S. and Emerging Markets equities relative to its benchmark. Given the outperformance of U.S. equities in 2023 compared to their international counterparts, the fund’s global equity allocation positively contributed to performance.

The performance of our stock selection strategy was negative in 2023. Within the U.S. portion of Spectrum’s equity holdings, we use a proprietary equity selection model that selects stocks based on value, momentum, quality, stability, and sentiment factors. In general, we favor companies that display positive momentum relative to their peers, strong balance sheets, consistent earnings growth, along with attractive valuations and positive near-term sentiment. Our overweight to large-cap stocks, along with our overweight to company’s displaying strong profitability, positively contributed to performance. Our overweight to value stocks and underweight to stocks displaying low beta detracted from performance. From a sector perspective, the underweight to the Consumer Staples, Utilities, and Real Estate sectors positively contributed to performance throughout the year, while the overweight to Energy and underweight to Communication Services detracted from performance.

In the fund, we will often use equity index derivatives, such as stock index futures, to efficiently equitize our cash positions and manage the portfolio's equity exposure. Regarding equitizing cash positions, these derivatives are designed to track their respective stock index, so there was no discernible impact on the fund’s relative performance. The use of equity index futures to reduce equity exposure in the fund’s Defensive Equity exposure was additive to performance relative to the benchmark in 2023.

Investment Objective

The investment objective of the Fund is to provide long-term capital appreciation.

Average Annual Total Returns

as of December 31, 2023

	1 Year	5 Year	Since Inception	Share Class Inception Date
Spectrum Fund Retail Class	13.66%	6.46%	5.76%	1/1/15
Spectrum Fund Institutional Class	14.06%	6.87%	6.10%	10/31/16
Spectrum Fund Adviser Class	14.07%	6.84%	6.05%	10/31/16
Morningstar Moderate Target Risk Index	13.22%	7.38%	5.81%	—

2023 Annual Report | December 31, 2023	Page 5

Growth of $10,000

as of December 31,2023

The Growth of $10,000 chart compares the performance of the Fund’s Retail Share Class over the period shown with dividends and capital gains reinvested to the Fund’s benchmark. Benchmark indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Investment performance assumes reinvestment of all dividend and capital gain distributions. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Historical performance attributed to the Institutional and Adviser Share Classes prior to their inception dates is based on the performance of the Retail Share Class. No adjustment has been made to reflect class-specific distribution or servicing fees. Returns may reflect the effect of voluntary fee waivers or expense reimbursements over the period shown. Without these waivers, performance would have been lower.

The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current month-end performance data, please visit our website at www.meederfunds.com.

Top 10 Holdings

as of December 31, 2023

Microsoft Corp	5.9%
Berkshire Hathaway Inc	2.8%
NVIDIA Corp	2.4%
UnitedHealth Group Inc	2.2%
Mastercard Inc	2.0%
Adobe Inc	1.9%
Alphabet Inc	1.7%
AbbVie Inc	1.7%
Home Depot Inc/The	1.7%
Amgen Inc	1.5%

As a percentage of total net assets. Holdings exclude short-term investments and derivatives.

Common Stock Sector Concentration

as of December 31, 2023

Information Technology	29.6%
Health Care	16.1%
Consumer Discretionary	15.9%
Financials	14.3%
Industrials	9.9%
Communication Services	6.1%
Energy	6.1%
Materials	1.2%
Consumer Staples	0.8%
Real Estate	0.0%
Total	100.0%

As a percentage of total common stocks. Concentrations are subject to change.

Asset Allocation

as of December 31, 2023

Common Stocks (United States)	58.7%
Money Market Registered Investment Companies	39.4%
Other Assets/Liabilities (Net)	1.9%
Total	100.0%

As a percentage of total net assets. The Fund has invested in stock index futures contracts in order to equitize cash balances it holds in a proprietary money market fund.

Page 6	2023 Annual Report | December 31, 2023

Global Allocation Fund

The Meeder Global Allocation Fund Institutional Class returned 15.87% for the year ended December 31, 2023, compared to the Morningstar Global Allocation Index benchmark return of 15.46%.

A portion (90%) of the Fund uses our Defensive Equity strategy, which follows a rules-based and data-driven approach to using the Meeder Investment Positioning (IPS) model. This model is used to determine the reward relative to the risk of the stock market and identifies when a respective fund should be increasing or decreasing its equity allocation. The remaining portion (10%) of the fund is allocated to fixed income securities.

The Meeder Global Allocation Fund achieved positive performance relative to its benchmark in 2023, partially driven by the Defensive Equity Strategy and its overweight to equities and underweight to cash and fixed income throughout the year. The Defensive Equity Strategy entered the year with a significant defensive position of 50% cash and a 50% allocation to equities. The Fund remained defensive for the entire year but greatly increased its equity allocation as Meeder’s quantitative models improved. By mid-year, the strategy had a 91% equity allocation and by the end of the year it finished with a 95% allocation to equities. This overweight to equities, especially during an incredibly strong fourth quarter for the equity market, bolstered the Fund’s relative performance.

Our global equity allocation was a positive contributor to performance this year. The fund allocates to different regions of the global equity markets, including U.S., Developed International ex-US., and Emerging Markets. Within Global Allocation’s equity holdings, it maintained an overweight to U.S. and underweight to both Developed International ex-U.S. and Emerging Markets equities relative to its benchmark. Given the outperformance of U.S. equities in 2023 compared to their international counterparts, the fund’s global equity allocation positively contributed to performance.

The performance of our stock selection strategy was negative in 2023. Within the U.S. portion of Global Allocation’s equity holdings, we use a proprietary equity selection model that selects stocks based on value, momentum, quality, stability, and sentiment factors. In general, we favor companies that display positive momentum relative to their peers, strong balance sheets, consistent earnings growth, along with attractive valuations and positive near-term sentiment. Our overweight to large-cap stocks, along with our overweight to company’s displaying strong profitability, positively contributed to performance.

Our overweight to value stocks and underweight to stocks displaying low beta detracted from performance. From a sector perspective, the underweight to the Consumer Staples, Utilities, and Real Estate sectors positively contributed to performance throughout the year, while the overweight to Energy and underweight to Communication Services detracted from performance.

The Global Allocation Fund’s fixed income allocation outperformed the fixed income portion of the benchmark. The fund’s allocation to fixed income tactically shifts portfolio exposure utilizing quantitative models designed to actively manage credit quality, emerging market bond exposure, and duration of its holdings.

In 2023, the Federal Reserve continued to increase the Fed Funds target rate during the first half of the year and held the rate between 5.25-5.50% at the end of the year. The sharp rise in interest rates during the first half of 2023 led to negative returns in longer duration bonds through October but a historic decline in interest rates during the last two months of the year led to overall positive returns for the asset class. In November, yields on the 10-year U.S. Treasury declined rapidly from near 5.0% to 3.88% at the end of the year, as expectations for further Fed rate hikes disappeared from the marketplace and investors began pricing in Fed rate cuts in 2024. Disinflationary economic data was the key driver leading the bond market rally during the quarter. The Global Allocation Fund’s fixed-income strategy's duration remained shorter than its benchmark for most of 2023 but lengthened it to above 5 years in mid-November to take advantage of declining bond market yields in November and December.

High yield spreads also narrowed last year, which lead to strong relative performance by this segment of fixed income, outperforming both US investment grade and emerging markets bonds. On a relative basis, exposure to U.S. high yield and emerging market bonds in 2023 positively contributed to the strategy’s performance.

In the fund, we will often use equity index derivatives, such as stock index futures, to efficiently equitize our cash positions and manage the portfolio's equity exposure. Regarding equitizing cash positions, these derivatives are designed to track their respective stock index, so there was no discernible impact on the fund’s relative performance. The use of equity index futures to reduce equity exposure in the fund’s Defensive Equity exposure was additive to performance relative to the benchmark in 2023.

Investment Objective

The investment objective of the Fund is to provide long-term capital appreciation.

Average Annual Total Returns

as of December 31, 2023

	1 Year	5 Year	10 Year	Share Class Inception Date
Global Allocation Fund Retail Class	15.37%	5.67%	4.32%	1/31/06
Global Allocation Fund Institutional Class	15.87%	6.13%	4.66%	10/31/16
Global Allocation Fund Adviser Class	15.82%	6.04%	4.58%	10/31/16
Morningstar Global Allocation Index	15.46%	7.08%	5.41%	—

2023 Annual Report | December 31, 2023	Page 7

Growth of $10,000

as of December 31,2023

The Growth of $10,000 chart compares the performance of the Fund’s Retail Share Class over the period shown with dividends and capital gains reinvested to the Fund’s benchmark. Benchmark indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Investment performance assumes reinvestment of all dividend and capital gain distributions. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Historical performance attributed to the Institutional and Adviser Share Classes prior to their inception dates is based on the performance of the Retail Share Class. No adjustment has been made to reflect class-specific distribution or servicing fees. Returns may reflect the effect of voluntary fee waivers or expense reimbursements over the period shown. Without these waivers, performance would have been lower.

The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current month-end performance data, please visit our website at www.meederfunds.com.

Top 10 Holdings

as of December 31, 2023

iShares Core MSCI EAFE ETF	9.0%
Dodge & Cox Income Fund - Class I	2.6%
Fidelity Total Bond Fund - Class Z	2.5%
Baird Core Plus Bond Fund - Class I	2.4%
iShares Core MSCI Emerging Markets ETF	1.9%
Microsoft Corp	1.8%
Berkshire Hathaway Inc	1.2%
Mastercard Inc	1.0%
Alphabet Inc	0.9%
NVIDIA Corp	0.8%

As a percentage of total net assets. Holdings exclude short-term investments and derivatives.

Common Stock Sector Concentration

as of December 31, 2023

Information Technology	29.2%
Financials	18.2%
Consumer Discretionary	15.9%
Health Care	12.2%
Industrials	10.8%
Communication Services	9.0%
Energy	3.2%
Consumer Staples	1.3%
Materials	0.1%
Utilities	0.1%
Real Estate	0.0%
Total	100.0%

As a percentage of total common stocks. Concentrations are subject to change.

Registered Investment Company Geographic Concentration

as of December 31, 2023

U.S. Fixed Income	44.6%
International Fixed Income	2.6%
International Equity	52.8%
Total	100.0%

As a percentage of total total registered investment companies. Concentrations are subject to change

Asset Allocation

as of December 31, 2023

Common Stocks (United States)	22.7%
Registered Investment Companies	20.6%
Money Market Registered Investment Companies	54.0%
Other Assets/Liabilities (Net)	2.7%
Total	100.0%

As a percentage of total net assets. The Fund has invested in stock index futures contracts in order to equitize cash balances it holds in a proprietary money market fund.

Page 8	2023 Annual Report | December 31, 2023

Balanced Fund

The Meeder Balanced Fund Institutional Class returned 12.53% for the year ended December 31, 2023, compared to the Morningstar Moderate Target Risk Index benchmark return of 13.22%.

A portion (70%) of the fund uses our Defensive Equity strategy, which follows a rules-based and data-driven approach to using the Meeder Investment Positioning (IPS) model. This model is used to determine the reward relative to the risk of the stock market and identifies when a respective fund should be increasing or decreasing its equity allocation. The remaining portion (30%) of the fund is allocated to fixed income securities.

The Balanced Fund slightly underperformed its benchmark in 2023, driven partially by the Defensive Equity Strategy and its underweight to equities and overweight to cash during the early part of the year. The Defensive Equity Strategy entered the year with a significant defensive position of 50% cash and a 50% allocation to equities. The Fund remained defensive for the entire year but greatly increased its equity allocation as Meeder’s quantitative models improved. By mid-year, the strategy had a 91% equity allocation and by the end of the year it finished with a 95% allocation to equities.

Our global equity allocation was a positive contributor to performance this year. The fund allocates to different regions of the global equity markets, including U.S., Developed International ex-US., and Emerging Markets. Within the Balanced Fund’s equity holdings, it maintained an overweight to U.S. and underweight to both Developed International ex-U.S. and Emerging Markets equities relative to its benchmark. Given the outperformance of U.S. equities in 2023 compared to their international counterparts, the fund’s global equity allocation positively contributed to performance.

The performance of our stock selection strategy was negative in 2023. Within the U.S. portion of the Balanced Fund’s equity holdings, we use a proprietary equity selection model that selects stocks based on value, momentum, quality, stability, and sentiment factors. In general, we favor companies that display positive momentum relative to their peers, strong balance sheets, consistent earnings growth, along with attractive valuations and positive near-term sentiment. Our overweight to large-cap stocks, along with our overweight to company’s displaying strong profitability, positively contributed to performance. Our overweight to value stocks and underweight to stocks displaying low beta detracted from performance. From a sector perspective, the underweight to the Consumer Staples, Utilities, and Real Estate sectors positively contributed to performance throughout the year, while the overweight to Energy and underweight to Communication Services detracted from performance.

The Balanced Fund’s fixed income allocation outperformed the fixed income portion of the benchmark. The fund’s allocation to fixed income tactically shifts portfolio exposure utilizing quantitative models designed to actively manage credit quality, emerging market bond exposure, and duration of its holdings.

In 2023, the Federal Reserve continued to increase the Fed Funds target rate during the first half of the year and held the rate between 5.25-5.50% at the end of the year. The sharp rise in interest rates during the first half of 2023 led to negative returns in longer duration bonds through October but a historic decline in interest rates during the last two months of the year led to overall positive returns for the asset class. In November, yields on the 10-year U.S. Treasury declined rapidly from near 5.0% to 3.88% at the end of the year, as expectations for further Fed rate hikes disappeared from the marketplace and investors began pricing in Fed rate cuts in 2024. Disinflationary economic data was the key driver leading the bond market rally during the quarter. The Balanced fixed-income strategy's duration remained shorter than its benchmark for most of 2023 but lengthened it to above 5 years in mid-November to take advantage of declining bond market yields in November and December.

High yield spreads also narrowed last year, which lead to strong relative performance by this segment of fixed income, outperforming both US investment grade and emerging markets bonds. On a relative basis, exposure to U.S. high yield and emerging market bonds in 2023 positively contributed to the strategy’s performance.

In the fund, we will often use equity index derivatives, such as stock index futures, to efficiently equitize our cash positions and manage the portfolio's equity exposure. Regarding equitizing cash positions, these derivatives are designed to track their respective stock index, so there was no discernible impact on the fund’s relative performance. The use of equity index futures to gain equity exposure in the fund’s Defensive Equity exposure slightly detracted from performance relative to the benchmark in 2023.

Investment Objective

The investment objective of the Fund is to provide income and long-term capital appreciation.

Average Annual Total Returns

as of December 31, 2023

	1 Year	5 Year	10 Year	Share Class Inception Date
Balanced Fund Retail Class	12.08%	5.93%	4.88%	1/31/06
Balanced Fund Institutional Class	12.53%	6.35%	5.19%	10/31/16
Balanced Fund Adviser Class	12.48%	6.31%	5.14%	10/31/16
Morningstar Moderate Target Risk Index	13.22%	7.38%	5.72%	—

2023 Annual Report | December 31, 2023	Page 9

Growth of $10,000

as of December 31,2023

The Growth of $10,000 chart compares the performance of the Fund’s Retail Share Class over the period shown with dividends and capital gains reinvested to the Fund’s benchmark. Benchmark indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Investment performance assumes reinvestment of all dividend and capital gain distributions. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Historical performance attributed to the Institutional and Adviser Share Classes prior to their inception dates is based on the performance of the Retail Share Class. No adjustment has been made to reflect class-specific distribution or servicing fees. Returns may reflect the effect of voluntary fee waivers or expense reimbursements over the period shown. Without these waivers, performance would have been lower.

The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current month-end performance data, please visit our website at www.meederfunds.com.

Top 10 Holdings

as of December 31, 2023

Fidelity Total Bond Fund - Class Z	7.7%
Dodge & Cox Income Fund - Class I	7.5%
Baird Core Plus Bond Fund - Class I	7.4%
Microsoft Corp	5.0%
Berkshire Hathaway Inc	4.5%
NVIDIA Corp	2.3%
Frost Total Return Bond Fund - Class I	2.1%
Alphabet Inc	1.7%
iShares J.P. Morgan USD Emerging Markets Bond ETF	1.6%
Mastercard Inc	1.5%

As a percentage of total net assets. Holdings exclude short-term investments and derivatives.

Common Stock Sector Concentration

as of December 31, 2023

Information Technology	28.9%
Financials	18.6%
Consumer Discretionary	15.8%
Health Care	13.1%
Industrials	10.6%
Communication Services	6.1%
Energy	5.6%
Consumer Staples	0.7%
Materials	0.5%
Real Estate	0.1%
Total	100.0%

As a percentage of total common stocks. Concentrations are subject to change.

Registered Investment Company Geographic Concentration

as of December 31, 2023

U.S. Fixed Income	94.4%
International Fixed Income	5.6%
Total	100.0%

As a percentage of total total registered investment companies. Concentrations are subject to change

Asset Allocation

as of December 31, 2023

Common Stocks (United States)	53.3%
Registered Investment Companies	29.3%
Money Market Registered Investment Companies	16.6%
Other Assets/Liabilities (Net)	0.8%
Total	100.0%

As a percentage of total net assets. The Fund has invested in stock index futures contracts in order to equitize cash balances it holds in a proprietary money market fund.

Page 10	2023 Annual Report | December 31, 2023

Moderate Allocation Fund

The Meeder Moderate Allocation Fund Institutional Class returned 11.36% for the year ended December 31, 2023, compared to the Morningstar Moderately Conservative Target Risk Index benchmark return of 10.89%.

A portion (50%) of the fund uses our Defensive Equity strategy, which follows a rules-based and data-driven approach to using the Meeder Investment Positioning (IPS) model. This model is used to determine the reward relative to the risk of the stock market and identifies when a respective fund should be increasing or decreasing its equity allocation. The remaining portion (50%) of the fund is allocated to fixed income securities.

The Meeder Moderate Allocation Fund achieved positive performance relative to its benchmark in 2023, partially driven by the Defensive Equity Strategy and its overweight to equities and underweight to cash and fixed income throughout the year. The Defensive Equity Strategy entered the year with a significant defensive position of 50% cash and a 50% allocation to equities. The Fund remained defensive for the entire year but greatly increased its equity allocation as Meeder’s quantitative models improved. By mid-year, the strategy had a 91% equity allocation and by the end of the year it finished with a 95% allocation to equities.

Our global equity allocation was a positive contributor to performance this year. The fund allocates to different regions of the global equity markets, including U.S., Developed International ex-US., and Emerging Markets. Within Moderate Allocation’s equity holdings, it maintained an overweight to U.S. and underweight to both Developed International ex-U.S. and Emerging Markets equities relative to its benchmark. Given the outperformance of U.S. equities in 2023 compared to their international counterparts, the fund’s global equity allocation positively contributed to performance.

The performance of our stock selection strategy was negative in 2023. Within the U.S. portion of Moderate Allocation’s equity holdings, we use a proprietary equity selection model that selects stocks based on value, momentum, quality, stability, and sentiment factors. In general, we favor companies that display positive momentum relative to their peers, strong balance sheets, consistent earnings growth, along with attractive valuations and positive near-term sentiment. Our overweight to large-cap stocks, along with our overweight to company’s displaying strong profitability, positively contributed to performance.

Our overweight to value stocks and underweight to stocks displaying low beta detracted from performance. From a sector perspective, the underweight to the Consumer Staples, Utilities, and Real Estate sectors positively contributed to performance throughout the year, while the overweight to Energy and underweight to Communication Services detracted from performance.

The Moderate Allocation Fund’s fixed income allocation outperformed the fixed income portion of the benchmark. The fund’s allocation to fixed income tactically shifts portfolio exposure utilizing quantitative models designed to actively manage credit quality, emerging market bond exposure, and duration of its holdings.

In 2023, the Federal Reserve continued to increase the Fed Funds target rate during the first half of the year and held the rate between 5.25-5.50% at the end of the year. The sharp rise in interest rates during the first half of 2023 led to negative returns in longer duration bonds through October but a historic decline in interest rates during the last two months of the year led to overall positive returns for the asset class. In November, yields on the 10-year U.S. Treasury declined rapidly from near 5.0% to 3.88% at the end of the year, as expectations for further Fed rate hikes disappeared from the marketplace and investors began pricing in Fed rate cuts in 2024. Disinflationary economic data was the key driver leading the bond market rally during the quarter. The Moderate Allocation fixed-income strategy's duration remained shorter than its benchmark for most of 2023 but lengthened it to above 5 years in mid-November to take advantage of declining bond market yields in November and December.

High yield spreads also narrowed last year, which lead to strong relative performance by this segment of fixed income, outperforming both US investment grade and emerging markets bonds. On a relative basis, exposure to U.S. high yield and emerging market bonds in 2023 positively contributed to the strategy’s performance.

In the fund, we will often use equity index derivatives, such as stock index futures, to efficiently equitize our cash positions and manage the portfolio's equity exposure. Regarding equitizing cash positions, these derivatives are designed to track their respective stock index, so there was no discernible impact on the fund’s relative performance. The use of equity index futures to reduce equity exposure in the fund’s Defensive Equity exposure was additive to performance relative to the benchmark in 2023.

Investment Objective

The investment objective of the Fund is to provide total return, including capital appreciation, and current income.

Average Annual Total Returns

as of December 31, 2023

	1 Year	5 Year	Since Inception	Share Class Inception Date
Moderate Allocation Fund Retail Class	10.92%	4.78%	5.15%	6/30/15
Moderate Allocation Fund Institutional Class	11.36%	5.17%	5.50%	10/31/16
Moderate Allocation Fund Adviser Class	11.43%	5.19%	5.46%	10/31/16
Morningstar Moderately Conservative Target Risk Index	10.89%	5.55%	4.72%	—

2023 Annual Report | December 31, 2023	Page 11

Growth of $10,000

as of December 31,2023

The Growth of $10,000 chart compares the performance of the Fund’s Retail Share Class over the period shown with dividends and capital gains reinvested to the Fund’s benchmark. Benchmark indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Investment performance assumes reinvestment of all dividend and capital gain distributions. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Historical performance attributed to the Institutional and Adviser Share Classes prior to their inception dates is based on the performance of the Retail Share Class. No adjustment has been made to reflect class-specific distribution or servicing fees. Returns may reflect the effect of voluntary fee waivers or expense reimbursements over the period shown. Without these waivers, performance would have been lower.

The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current month-end performance data, please visit our website at www.meederfunds.com.

Top 10 Holdings

as of December 31, 2023

Fidelity Total Bond Fund - Class Z	12.9%
Dodge & Cox Income Fund - Class I	12.5%
Baird Core Plus Bond Fund - Class I	12.5%
Frost Total Return Bond Fund - Class I	3.3%
Microsoft Corp	3.1%
iShares J.P. Morgan USD Emerging Markets Bond ETF	2.8%
FIDELITY ADVISOR SERIES I - Fidelity Advisor High Income Advantage Fund - Class Z	2.5%
BrandywineGLOBAL High Yield Fund - Class I	2.5%
Berkshire Hathaway Inc	2.3%
Mastercard Inc	1.9%

As a percentage of total net assets. Holdings exclude short-term investments and derivatives.

Common Stock Sector Concentration

as of December 31, 2023

Information Technology	28.5%
Financials	18.7%
Consumer Discretionary	15.9%
Health Care	11.0%
Industrials	9.6%
Communication Services	8.2%
Energy	6.7%
Materials	0.7%
Consumer Staples	0.7%
Real Estate	0.0%
Total	100.0%

As a percentage of total common stocks. Concentrations are subject to change.

Registered Investment Company Geographic Concentration

as of December 31, 2023

U.S. Fixed Income	94.4%
International Fixed Income	5.6%
Total	100.0%

As a percentage of total total registered investment companies. Concentrations are subject to change

Asset Allocation

as of December 31, 2023

Common Stocks (United States)	34.4%
Registered Investment Companies	48.8%
Money Market Registered Investment Companies	16.1%
Other Assets/Liabilities (Net)	0.7%
Total	100.0%

As a percentage of total net assets. The Fund has invested in stock index futures contracts in order to equitize cash balances it holds in a proprietary money market fund.

Page 12	2023 Annual Report | December 31, 2023

Conservative Allocation Fund

The Meeder Conservative Allocation Fund Institutional Class returned 10.03% for the year ended December 31, 2023, compared to the Morningstar Conservative Target Risk Index benchmark return of 7.74%.

A portion (30%) of the fund uses our Defensive Equity strategy, which follows a rules-based and data-driven approach to using the Meeder Investment Positioning (IPS) model. This model is used to determine the reward relative to the risk of the stock market and identifies when a respective fund should be increasing or decreasing its equity allocation. The remaining portion (70%) of the fund is allocated to fixed income securities.

The Meeder Conservative Allocation Fund achieved positive performance relative to its benchmark in 2023, partially driven by the Defensive Equity Strategy and its overweight to equities and underweight to cash and fixed income throughout the year. The Defensive Equity Strategy entered the year with a significant defensive position of 50% cash and a 50% allocation to equities. The Fund remained defensive for the entire year but greatly increased its equity allocation as Meeder’s quantitative models improved. By mid-year, the strategy had a 91% equity allocation and by the end of the year it finished with a 95% allocation to equities. This overweight to equities, especially during an incredibly strong fourth quarter for the equity market, bolstered the Fund’s relative performance.

Our global equity allocation was a positive contributor to performance this year. The fund allocates to different regions of the global equity markets, including U.S., Developed International ex-US., and Emerging Markets. Within Conservative Allocation’s equity holdings, it maintained an overweight to U.S. and underweight to both Developed International ex-U.S. and Emerging Markets equities relative to its benchmark. Given the outperformance of U.S. equities in 2023 compared to their international counterparts, the fund’s global equity allocation positively contributed to performance.

The performance of our stock selection strategy was negative in 2023. Within the U.S. portion of Conservative Allocation’s equity holdings, we use a proprietary equity selection model that selects stocks based on value, momentum, quality, stability, and sentiment factors. In general, we favor companies that display positive momentum relative to their peers, strong balance sheets, consistent earnings growth, along with attractive valuations and positive near-term sentiment. Our overweight to large-cap stocks, along with our overweight to company’s displaying strong profitability, positively contributed to performance. Our overweight to value stocks and underweight to stocks displaying low beta detracted from performance. From a sector perspective, the underweight to the Consumer Staples, Utilities, and Real Estate sectors positively contributed to performance throughout the year, while the overweight to Energy and underweight to Communication Services detracted from performance.

The Conservative Allocation Fund’s fixed income allocation outperformed the fixed income portion of the benchmark. The fund’s allocation to fixed income tactically shifts portfolio exposure utilizing quantitative models designed to actively manage credit quality, emerging market bond exposure, and duration of its holdings.

In 2023, the Federal Reserve continued to increase the Fed Funds target rate during the first half of the year and held the rate between 5.25-5.50% at the end of the year. The sharp rise in interest rates during the first half of 2023 led to negative returns in longer duration bonds through October but a historic decline in interest rates during the last two months of the year led to overall positive returns for the asset class. In November, yields on the 10-year U.S. Treasury declined rapidly from near 5.0% to 3.88% at the end of the year, as expectations for further Fed rate hikes disappeared from the marketplace and investors began pricing in Fed rate cuts in 2024. Disinflationary economic data was the key driver leading the bond market rally during the quarter. The Conservative Allocation Fund’s fixed-income strategy's duration remained significantly shorter than its benchmark for most of 2023 but lengthened it to above 5 years in mid-November to take advantage of declining bond market yields in November and December.

High yield spreads also narrowed last year, which lead to strong relative performance by this segment of fixed income, outperforming both US investment grade and emerging markets bonds. On a relative basis, exposure to U.S. high yield and emerging market bonds in 2023 positively contributed to the strategy’s performance.

In the fund, we will often use equity index derivatives, such as stock index futures, to efficiently equitize our cash positions and manage the portfolio's equity exposure. Regarding equitizing cash positions, these derivatives are designed to track their respective stock index, so there was no discernible impact on the fund’s relative performance. The use of equity index futures to reduce equity exposure in the fund’s Defensive Equity exposure was additive to performance relative to the benchmark in 2023.

Investment Objective

The investment objective of the Fund is to provide income and long-term capital appreciation.

Average Annual Total Returns

as of December 31, 2023

	1 Year	5 Year	10 Year	Share Class Inception Date
Conservative Allocation Fund Retail Class	9.67%	3.83%	3.26%	6/21/95
Conservative Allocation Fund Institutional Class	10.03%	4.16%	3.50%	10/31/16
Conservative Allocation Fund Adviser Class	10.06%	4.19%	3.48%	10/31/16
Morningstar Conservative Target Risk Index	7.74%	3.15%	2.85%	—

2023 Annual Report | December 31, 2023	Page 13

Growth of $10,000

as of December 31,2023

The Growth of $10,000 chart compares the performance of the Fund’s Retail Share Class over the period shown with dividends and capital gains reinvested to the Fund’s benchmark. Benchmark indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Investment performance assumes reinvestment of all dividend and capital gain distributions. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Historical performance attributed to the Institutional and Adviser Share Classes prior to their inception dates is based on the performance of the Retail Share Class. No adjustment has been made to reflect class-specific distribution or servicing fees. Returns may reflect the effect of voluntary fee waivers or expense reimbursements over the period shown. Without these waivers, performance would have been lower.

The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current month-end performance data, please visit our website at www.meederfunds.com.

Top 10 Holdings

as of December 31, 2023

Fidelity Total Bond Fund - Class Z	17.9%
Dodge & Cox Income Fund - Class I	17.4%
Baird Core Plus Bond Fund - Class I	17.3%
Frost Total Return Bond Fund - Class I	4.7%
iShares J.P. Morgan USD Emerging Markets Bond ETF	3.8%
FIDELITY ADVISOR SERIES I - Fidelity Advisor High Income Advantage Fund - Class Z	3.4%
BrandywineGLOBAL High Yield Fund - Class I	3.4%
Microsoft Corp	1.5%
Berkshire Hathaway Inc	1.1%
Mastercard Inc	0.9%

As a percentage of total net assets. Holdings exclude short-term investments and derivatives.

Common Stock Sector Concentration

as of December 31, 2023

Information Technology	29.7%
Financials	17.7%
Consumer Discretionary	15.9%
Health Care	12.3%
Industrials	10.4%
Communication Services	8.7%
Energy	4.1%
Consumer Staples	1.0%
Utilities	0.2%
Materials	0.0%
Real Estate	0.0%
Total	100.0%

As a percentage of total common stocks. Concentrations are subject to change.

Registered Investment Company Geographic Concentration

as of December 31, 2023

U.S. Fixed Income	94.4%
International Fixed Income	5.6%
Total	100.0%

As a percentage of total total registered investment companies. Concentrations are subject to change

Asset Allocation

as of December 31, 2023

Common Stocks (United States)	18.3%
Registered Investment Companies	68.0%
Money Market Registered Investment Companies	13.0%
Other Assets/Liabilities (Net)	0.7%
Total	100.0%

As a percentage of total net assets. The Fund has invested in stock index futures contracts in order to equitize cash balances it holds in a proprietary money market fund.

Page 14	2023 Annual Report | December 31, 2023

Dynamic Allocation Fund

The Meeder Dynamic Allocation Fund Institutional Class returned 20.74% for the year ended December 31, 2023, compared to the Morningstar Aggressive Target Index benchmark return of 18.30%.

The Dynamic Allocation Fund maintains a more aggressive objective and remains nearly fully invested (95%) in the stock market. Our global equity allocation was a positive contributor to performance this year. The fund allocates to different regions of the global equity markets, including U.S., Developed International ex-US., and Emerging Markets. Within Dynamic Allocation’s equity holdings, it maintained an overweight to U.S. and underweight to both Developed International ex-U.S. and Emerging Markets equities relative to its benchmark. Given the outperformance of U.S. equities in 2023 compared to their international counterparts, the fund’s global equity allocation positively contributed to performance.

The performance of our stock selection strategy was negative in 2023. Within the U.S. portion of Dynamic Allocation’s equity holdings, we use a proprietary equity selection model that selects stocks based on value, momentum, quality, stability, and sentiment factors. In general, we favor companies that display positive momentum relative to their peers, strong balance sheets, consistent earnings growth, along with attractive valuations and positive near-term sentiment. Our overweight to large-cap stocks, along with our overweight to company’s displaying strong profitability, positively contributed to performance. Our overweight to value stocks and underweight to stocks displaying low beta detracted from performance. From a sector perspective, the underweight to the Consumer Staples, Utilities, and Real Estate sectors positively contributed to performance throughout the year, while the overweight to Energy and underweight to Communication Services detracted from performance.

The Dynamic Allocation Fund’s fixed income allocation outperformed the fixed income portion of the benchmark. The fund’s allocation to fixed income tactically shifts portfolio exposure utilizing quantitative models designed to actively manage credit quality, emerging market bond exposure, and duration of its holdings.

A small portion of the fund (5%) is allocated to fixed income. In 2023, the Federal Reserve continued to increase the Fed Funds target rate during the first half of the year and held the rate between 5.25-5.50% at the end of the year. The sharp rise in interest rates during the first half of 2023 led to negative returns in longer duration bonds through October but a historic decline in interest rates during the last two months of the year led to overall positive returns for the asset class. In November, yields on the 10-year U.S. Treasury declined rapidly from near 5.0% to 3.88% at the end of the year, as expectations for further Fed rate hikes disappeared from the marketplace and investors began pricing in Fed rate cuts in 2024. Disinflationary economic data was the key driver leading the bond market rally during the quarter. The Dynamic Allocation Fund’s fixed-income strategy's duration remained shorter than its benchmark for most of 2023 but lengthened it to above 5 years in mid-November to take advantage of declining bond market yields in November and December.

High yield spreads also narrowed last year, which lead to strong relative performance by this segment of fixed income, outperforming both US investment grade and emerging markets bonds. On a relative basis, exposure to U.S. high yield and emerging market bonds in 2023 positively contributed to the strategy’s performance.

In the fund, we will often use equity index derivatives, such as stock index futures, to efficiently equitize our cash positions and manage the portfolio's equity exposure. Regarding equitizing cash positions, these derivatives are designed to track their respective stock index, so there was no discernible impact on the fund’s relative performance.

Investment Objective

The investment objective of the Fund is to provide long-term capital appreciation.

Average Annual Total Returns

as of December 31, 2023

	1 Year	5 Year	10 Year	Share Class Inception Date
Dynamic Allocation Fund Retail Class	20.34%	11.70%	8.25%	2/29/00
Dynamic Allocation Fund Institutional Class	20.74%	12.09%	8.53%	10/31/16
Dynamic Allocation Fund Adviser Class	20.72%	12.08%	8.48%	10/31/16
Morningstar Aggressive Target Risk Index	18.30%	10.72%	7.83%	—

2023 Annual Report | December 31, 2023	Page 15

Growth of $10,000

as of December 31,2023

The Growth of $10,000 chart compares the performance of the Fund’s Retail Share Class over the period shown with dividends and capital gains reinvested to the Fund’s benchmark. Benchmark indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Investment performance assumes reinvestment of all dividend and capital gain distributions. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Historical performance attributed to the Institutional and Adviser Share Classes prior to their inception dates is based on the performance of the Retail Share Class. No adjustment has been made to reflect class-specific distribution or servicing fees. Returns may reflect the effect of voluntary fee waivers or expense reimbursements over the period shown. Without these waivers, performance would have been lower.

The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current month-end performance data, please visit our website at www.meederfunds.com.

Top 10 Holdings

as of December 31, 2023

Microsoft Corp	5.5%
Berkshire Hathaway Inc	4.3%
Mastercard Inc	3.6%
Alphabet Inc	2.6%
NVIDIA Corp	2.1%
Vanguard Total Bond Market ETF	1.8%
Garmin Ltd	1.8%
iShares Core U.S. Aggregate Bond ETF	1.8%
Meta Platforms Inc	1.5%
Texas Instruments Inc	1.3%

As a percentage of total net assets. Holdings exclude short-term investments and derivatives.

Common Stock Sector Concentration

as of December 31, 2023

Information Technology	27.9%
Financials	18.7%
Consumer Discretionary	15.7%
Health Care	11.6%
Industrials	11.1%
Communication Services	8.7%
Energy	5.2%
Consumer Staples	0.7%
Materials	0.3%
Utilities	0.1%
Real Estate	0.0%
Total	100.0%

As a percentage of total common stocks. Concentrations are subject to change.

Registered Investment Company Geographic Concentration

as of December 31, 2023

U.S. Fixed Income	87.4%
International Fixed Income	4.6%
International Equity	8.0%
Total	100.0%

As a percentage of total total registered investment companies. Concentrations are subject to change

Asset Allocation

as of December 31, 2023

Common Stocks (United States)	60.1%
Registered Investment Companies	5.1%
Money Market Registered Investment Companies	33.3%
Other Assets/Liabilities (Net)	1.5%
Total	100.0%

As a percentage of total net assets. The Fund has invested in stock index futures contracts in order to equitize cash balances it holds in a proprietary money market fund.

Page 16	2023 Annual Report | December 31, 2023

Quantex Fund

The Meeder Quantex Fund Institutional Class returned 14.40% for the year ended December 31, 2023, compared to the S&P Midcap 400 Index benchmark return of 16.44%.

The fund maintains a more aggressive objective and remains fully invested (100%) in the U.S. stock market, primarily in U.S. midcap stocks. While the fund utilizes a quantitative strategy to identify small-and mid-cap stocks that have significant growth potential, it can also tactically allocate up to 40% of the portfolio to U.S. large-cap equities based on our expectations of market cap segments.

The performance of our stock selection strategy for this fund was negative in 2023, a major drive of the Fund’s underperformance this year. With value stocks underperforming, the fund’s holdings in the Financials and Communications sectors were unprofitable, including positions in Signature Bank of New York and SVB Financial Group. Consumer Discretionary stocks performed well for the Fund in 2023, led by Royal Caribbean, Carnival Corp., and Pulte Group. The Fund’s tactical allocation to U.S. large-cap equities during the year was very beneficial for performance. This was primarily related to a strong year from U.S. large-cap equities, which outpaced both their U.S. mid- and small-cap peers during the year.

In the fund, we will often use equity index derivatives, such as stock index futures, to efficiently equitize our cash positions and manage the portfolio's equity exposure. Regarding equitizing cash positions, these derivatives are designed to track their respective stock index, so there was no discernible impact on the fund’s relative performance.

Investment Objective

The investment objective of the Fund is to provide long-term capital appreciation.

Average Annual Total Returns

as of December 31, 2023

	1 Year	5 Year	10 Year	Share Class Inception Date
Quantex Fund Retail Class	14.15%	7.05%	5.61%	3/20/85
Quantex Fund Institutional Class	14.40%	7.28%	5.80%	10/31/16
Quantex Fund Adviser Class	14.42%	7.26%	5.76%	10/31/16
S&P MidCap 400	16.44%	12.62%	9.27%	—
Russell 2000 Index	16.93%	9.97%	7.16%	—

2023 Annual Report | December 31, 2023	Page 17

Growth of $10,000

as of December 31,2023

The Growth of $10,000 chart compares the performance of the Fund’s Retail Share Class over the period shown with dividends and capital gains reinvested to the Fund’s benchmark. Benchmark indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Investment performance assumes reinvestment of all dividend and capital gain distributions. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Historical performance attributed to the Institutional and Adviser Share Classes prior to their inception dates is based on the performance of the Retail Share Class. No adjustment has been made to reflect class-specific distribution or servicing fees. Returns may reflect the effect of voluntary fee waivers or expense reimbursements over the period shown. Without these waivers, performance would have been lower.

The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current month-end performance data, please visit our website at www.meederfunds.com.

Top 10 Holdings

as of December 31, 2023

Royal Caribbean Cruises Ltd	1.5%
Carnival Corp	1.3%
PulteGroup Inc	1.2%
Western Digital Corp	0.9%
Expedia Group Inc	0.9%
NRG Energy Inc	0.9%
Pentair PLC	0.9%
Seagate Technology Holdings PLC	0.9%
FleetCor Technologies Inc	0.9%
Celanese Corp	0.8%

As a percentage of total net assets. Holdings exclude short-term investments and derivatives.

Common Stock Sector Concentration

as of December 31, 2023

Consumer Discretionary	24.2%
Industrials	16.4%
Information Technology	13.5%
Financials	10.7%
Health Care	9.6%
Real Estate	7.8%
Materials	6.2%
Communication Services	5.0%
Utilities	3.3%
Consumer Staples	2.2%
Energy	1.1%
Total	100.0%

As a percentage of total common stocks. Concentrations are subject to change.

Asset Allocation

as of December 31, 2023

Common Stocks (United States)	59.8%
Money Market Registered Investment Companies	38.1%
Other Assets/Liabilities (Net)	2.1%
Total	100.0%

As a percentage of total net assets. The Fund has invested in stock index futures contracts in order to equitize cash balances it holds in a proprietary money market fund.

Page 18	2023 Annual Report | December 31, 2023

Tactical Income Fund

The Meeder Tactical Income Institutional Class returned 7.44% for the year ended December 31, 2023, compared to the Bloomberg U.S. Treasury Bill 1-3 Month Index benchmark return of 5.14%.

This fund tactically shifts portfolio exposure utilizing quantitative models designed to actively manage the credit quality, emerging market bond exposure, and duration of U.S. Treasury holdings.

In 2023, the Federal Reserve continued to increase the Fed Funds target rate during the first half of the year and held the rate between 5.25-5.50% at the end of the year. The sharp rise in interest rates during the first half of 2023 led to negative returns in longer duration bonds through October but a historic decline in interest rates during the last two months of the year led to overall positive returns for the asset class. In November, yields on the 10-year U.S. Treasury declined rapidly from near 5.0% to 3.88% at the end of the year, as expectations for further Fed rate hikes disappeared from the marketplace and investors began pricing in Fed rate cuts in 2024. Disinflationary economic data was the key driver leading the bond market rally during the quarter. The Tactical fixed-income strategy's duration remained longer than its benchmark for 2023 and lengthened it to above 3 years in early November to take advantage of declining bond market yields in November and December. The overall duration positioning was a positive contributor to its relative performance.

High yield spreads also narrowed last year, which lead to strong relative performance by this segment of fixed income, outperforming both US investment grade and emerging markets bonds. On a relative basis, exposure to U.S. high yield and emerging market bonds in 2023 positively contributed to the strategy’s performance.

Investment Objective

The investment objective of the Fund is to provide long-term total return and income.

Average Annual Total Returns

as of December 31, 2023

	1 Year	5 Year	10 Year	Share Class Inception Date
Tactical Income Fund Retail Class	7.10%	2.60%	1.86%	6/30/11
Tactical Income Fund Institutional Class	7.44%	2.97%	2.14%	10/31/16
Tactical Income Fund Adviser Class	7.54%	2.98%	2.11%	10/31/16
Bloomberg U.S. Treasury Bill 1-3 Month Total Return Index	5.14%	1.87%	1.23%	—

2023 Annual Report | December 31, 2023	Page 19

Growth of $10,000

as of December 31,2023

The Growth of $10,000 chart compares the performance of the Fund’s Retail Share Class over the period shown with dividends and capital gains reinvested to the Fund’s benchmark. Benchmark indices are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees.

Investment performance assumes reinvestment of all dividend and capital gain distributions. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. Historical performance attributed to the Institutional and Adviser Share Classes prior to their inception dates is based on the performance of the Retail Share Class. No adjustment has been made to reflect class-specific distribution or servicing fees. Returns may reflect the effect of voluntary fee waivers or expense reimbursements over the period shown. Without these waivers, performance would have been lower.

The performance data shown represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For current month-end performance data, please visit our website at www.meederfunds.com.

Top 10 Holdings

as of December 31, 2023

Fidelity Total Bond Fund - Class Z	15.2%
PIMCO Low Duration Income Fund - Class I	14.9%
BBH Limited Duration Fund - Class I	7.2%
iShares J.P. Morgan USD Emerging Markets Bond ETF	5.6%
Dodge & Cox Income Fund - Class I	5.1%
Baird Core Plus Bond Fund - Class I	5.0%
FIDELITY ADVISOR SERIES I - Fidelity Advisor High Income Advantage Fund - Class Z	5.0%
BrandywineGLOBAL High Yield Fund - Class I	5.0%
Diamond Hill Short Duration Securitized Bond Fund - Class Y	3.2%
Government National Mortgage Association	0.1%

As a percentage of total net assets. Holdings exclude short-term investments and derivatives.

Sector Allocation	% of total
as of December 31, 2023	net assets
U.S. Fixed Income	60.6%
Money Market Registered Investment Companies	33.4%
International Fixed Income	5.6%
Mortgage Backed Sec	0.1%
Other Assets/Liabilities (Net)	0.3%
Total	100.0%

As a percentage of total net assets. Concentrations are subject to change.

Page 20	2023 Annual Report | December 31, 2023

Institutional Prime Money Market Fund

The Meeder Institutional Prime Money Market Fund (the Fund) reported a 7-day net yield of 5.45% as of December 31, 2023. The total return for the Fund was 5.20% for the full year period.

The Fund offers a floating net asset value (FNAV) A FNAV fund is characterized by a net asset value which could vary incrementally above or below $1.00 per share. The objective of this fund is to maintain a FNAV near $1.00 per share while offering a safe investment vehicle and competitive returns to shareholders. A FNAV was reported at year-end 2023 as $1.0003. The advisor to the Fund accomplished the objective by investing in short-term, high-quality money market debt obligations. Money market debt obligations may be offered by the U.S. Government and its agencies but may also include obligations of fundamentally sound corporate issuers.

Investors have historically demonstrated confidence in the money market fund industry because of two key features. Safety and liquidity are at the core of money fund investment strategy. Safety is expressed through the selection of investments which are anticipated to provide minimal principal volatility. While liquidity is generated by maintaining high quality investments and ample funds to accommodate investor requests to redeem shares. These attributes proved important once again as the Federal Open Market Committee’s (FOMC) interest rate hiking cycle persisted into the first half of 2023. In the first quarter of 2023 the accumulation of restrictive policy actions were too much for some financial institutions to navigate. As a result, the banking industry suffered investment losses which dented depositor confidence. A couple of institutions opted to seek support from the federal government to shore up stability.

To accommodate the markets events of early 2023, the advisor adopted a strategy to maintain investments with shorter average maturities. This was additive to performance and supported the objective of minimizing downward pressure on the FNAV. In the second half of 2023, with renewed market stability and easing inflation pressures, the FOMC chose to withhold from additional interest rate increases. This offered the advisor the ability to add favorable investments with greater yield while not jeopardizing safety or liquidity. The average maturity of the fund was extended from 30 days to nearly 40 days during the second half of 2023. More aggressive strategies were analyzed during this period, however economic data was not sufficiently conclusive to rule out further actions from the FOMC. As a result, the advisor believed a more conservative strategy was required to protect shareholders.

The advisor addressed additional fund safety measures directly through a strategy focused on extending liquidity limits of the portfolio and investing in securities which historically perform favorably in the aforementioned interest rate environment. As a result, the Fund maintained daily liquidity assets of nearly 35% and weekly liquid assets of almost 45%. This exceeded required levels of 10% and 30%, respectively.

As we move forward, our efforts will be focused on supplementary monetary adjustments by the FOMC, and the resulting impact of how these actions may have on the economy. The strategies implemented in 2023, we believe, were prudent and provided shareholders with exceptional safety as interest rates rose to an elevated level. Currently, we believe the Fund should be positioned to maintain stable performance through 2024. In the event our view changes, we will review our strategy relative to market opportunities and act in the best interest of shareholders.

Investment Objective

The investment objective of the Fund is to provide current income consistent with liquidity and the preservation of capital.

Average Annual Total Returns

as of December 31, 2023

	1 Year	5 Year	10 Year	Share Class Inception Date
Institutional Prime Money Market Fund	5.20%	1.94%	1.31%	12/27/04

Yields

as of December 31, 2023

	7-Day Subsidized Yield	7-Day Unsubsidized Yield
Institutional Prime Money Market Fund	5.45%	5.19%

2023 Annual Report | December 31, 2023	Page 21

Investment performance assumes reinvestment of all dividend and capital gain distributions. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund’s performance prior to October 7, 2016 reflects the performance of a predecessor fund, the Institutional Class of the Meeder Prime Money Market Fund, which was distributed and transferred to the Institutional Prime Money Market Fund upon its inception. The subsidized 7-day current yield is the current annualized net yield of the Fund. The unsubsidized 7-day current yield does not reflect the effect of any fee waivers or expense reimbursements made by the Fund’s investment adviser. The 7-day current yield more closely reflects the current earnings of the Fund than total return.

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Top 10 Holdings

as of December 31, 2023

StoneX (Collateralized by $317,120,726 various Asset Backed Securities, Corporate Bonds, FMACs, GNMAs, FNMAs, Mid-Term Notes and Municipal Bonds, 0.16% - 6.55%, due 1/7/24 - 3/16/64, fair value $77,202,470) (proceeds $75,047,000) purchase date 12/29/23	11.8%
South Street (Collateralized by $59,843,511 various FMACs, SBAs, FNMAs, and GNMAs, 2.00% - 8.83%, due 7/25/38 - 12/20/53, fair value $61,245,635) (proceeds $60,002,500), purchase date 12/29/23	9.4%
Loop Capital (Collateralized by $46,187,801 FMACs, 5.00%, due 2/1/53, fair value $45,900,000) (proceeds $45,026,850), purchase date 12/29/23	7.1%
South Street (Collateralized by $42,654,370 various FMACs, FNMAs, and U.S. Treasuries, 2.63% - 6.00%, due 2/15/29 - 2/1/53, fair value $40,800,000)(proceeds $40,024,178), purchase date 12/29/23	6.3%
Anglesea Funding LLC	4.7%
Halkin Finance LLC	4.7%
Truist (Collateralized by $25,580,000 various Municipal Bonds, 1.76% - 7.00%, due 9/1/26 - 8/15/42, fair value $25,501,236) (proceeds $25,014,861), purchase date 12/29/23	3.9%
Aquitaine Funding Co LLC	2.1%
Sumitomo Mitsui Banking Corp/New York (Secured Overnight Financing Rate + 0.40%)	1.6%
Mizuho Bank Ltd/New York NY (Secured Overnight Financing Rate + 0.43%)	1.6%

As a percentage of total net assets.

Sector Allocation	% of total
as of December 31, 2023	net assets
Commercial Paper	53.8%
Repurchase Agreements	38.4%
Certificates of Deposit	6.7%
Money Market Registered Investment Companies	1.1%
Variable Rate Demand Notes	0.3%
Liabilities/Other Assets (Net)	-0.3%
Total	100.0%

As a percentage of total net assets. Concentrations are subject to change.

Page 22	2023 Annual Report | December 31, 2023

2023 Annual Report

Fund Holdings & Financial Statements

Schedules of Investments

December 31, 2023

Muirfield Fund

Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks (United States) — 62.4%
Communication Services — 4.1%
Alphabet Inc(1)	152,019	21,424,038
Comcast Corp.	66,678	2,923,830
Meta Platforms Inc(1)	10,996	3,892,144
Telephone and Data Systems Inc.	11,045	202,676
T-Mobile US Inc.	13,593	2,179,366
		30,622,054
Consumer Discretionary — 9.9%
Aaron's Co Inc/The	2,411	26,232
Amazon.com Inc(1)	55,467	8,427,656
Booking Holdings Inc(1)	863	3,061,251
Cavco Industries Inc(1)	160	55,459
DR Horton Inc.	28,820	4,380,064
eBay Inc.	11,072	482,961
Frontdoor Inc(1)	3,994	140,669
Garmin Ltd.	58,360	7,501,594
General Motors Co.	13,460	483,483
H&R Block Inc.	1,100	53,207
Home Depot Inc/The.	13,383	4,637,879
Hovnanian Enterprises Inc(1)	1,080	168,070
KB Home	1,863	116,363
La-Z-Boy Inc.	2,081	76,830
Leggett & Platt Inc.	21,981	575,243
Lennar Corp.	45,096	6,721,108
Lowe's Cos Inc.	2,019	449,328
Lululemon Athletica Inc(1)	8,162	4,173,149
M/I Homes Inc(1)	16,719	2,302,875
McDonald's Corp.	23,640	7,009,496
MDC Holdings Inc.	123	6,796
Meritage Homes Corp.	4,008	698,194
Mohawk Industries Inc(1)	23,712	2,454,192
Monro Inc.	1,770	51,932
NVR Inc(1)	118	826,053
ONE Group Hospitality Inc/The(1)	1,195	7,313
O'Reilly Automotive Inc(1)	1,380	1,311,110
PulteGroup Inc.	19,201	1,981,927
Ross Stores Inc.	45,252	6,262,424
Skyline Champion Corp(1)	26,489	1,967,073
Tempur Sealy International Inc.	6,143	313,109
Tesla Inc(1)	11,838	2,941,506
TJX Cos Inc/The	11,560	1,084,444
Toll Brothers Inc.	13,104	1,346,960
Town Sports International Holdings Inc(1)(2)	4,613	0
Tupperware Brands Corp(1)	8,539	17,078
Valvoline Inc(1)	1,520	57,122
Whirlpool Corp.	4,039	491,829

Muirfield Fund

Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks (United States) — continued
Yum! Brands Inc.	12,488	1,631,682
		74,293,661
Consumer Staples — 0.4%
Altria Group Inc.	8,358	337,162
Andersons Inc/The.	959	55,181
Casey's General Stores Inc.	1,654	454,420
Kroger Co/The.	45,017	2,057,727
Medifast Inc.	4,652	312,707
		3,217,197
Energy — 2.6%
Berry Corp.	2,368	16,647
Cheniere Energy Inc.	777	132,642
Chevron Corp.	30,922	4,612,325
ConocoPhillips.	21,448	2,489,469
Coterra Energy Inc.	886	22,611
Devon Energy Corp.	3,717	168,380
Diamondback Energy Inc.	18,671	2,895,499
EOG Resources Inc.	19,109	2,311,233
HF Sinclair Corp.	948	52,680
International Seaways Inc.	155	7,049
Marathon Oil Corp.	337	8,142
Marathon Petroleum Corp.	1,524	226,101
Noble Corp PLC.	892	42,959
Peabody Energy Corp.	502	12,209
Pioneer Natural Resources Co.	11,411	2,566,106
Scorpio Tankers Inc.	1,852	112,601
Teekay Corp(1)	3,592	25,683
Valero Energy Corp.	27,147	3,529,110
		19,231,446
Financials — 11.7%
Ally Financial Inc.	40,029	1,397,813
American Equity Investment Life Holding Co(1)	5,249	292,894
American Express Co.	12,262	2,297,163
Ameriprise Financial Inc.	26,897	10,216,288
Banco Latinoamericano de Comercio Exterior SA.	545	13,483
Bank of New York Mellon Corp/The.	6,218	323,647
Berkshire Hathaway Inc(1)	116,117	41,414,289
Capital One Financial Corp.	15,668	2,054,388
Citizens Financial Group Inc.	9,160	303,562
Essent Group Ltd.	6,724	354,624
First American Financial Corp.	5,363	345,592
Green Dot Corp(1)	592	5,861
Hanmi Financial Corp.	1,894	36,744

The accompanying notes are an integral part of these financial statements.

Page 24	2023 Annual Report | December 31, 2023

Schedules of Investments

December 31, 2023

Muirfield Fund

Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks (United States) — continued
Interactive Brokers Group Inc.	2,533	209,986
M&T Bank Corp.	2,129	291,843
Mastercard Inc.	38,265	16,320,405
Medley Management Inc(1)	235	0
NerdWallet Inc(1)	6,004	88,379
NMI Holdings Inc(1)	4,033	119,699
Northern Trust Corp.	30,905	2,607,764
OneMain Holdings Inc.	3,986	196,111
PROG Holdings Inc(1)	3,633	112,296
Rithm Capital Corp.	8,921	95,276
State Street Corp.	52,598	4,074,241
Stewart Information Services Corp.	6,237	366,424
Synchrony Financial	1,921	73,363
W R Berkley Corp.	2,112	149,361
Zions Bancorp NA	76,932	3,375,007
		87,136,503
Health Care — 8.4%
AbbVie Inc.	66,736	10,342,078
Amgen Inc.	34,645	9,978,453
Bristol-Myers Squibb Co.	3,664	188,000
Centene Corp(1)	28,637	2,125,152
Cigna Group/The	6,455	1,932,950
CVS Health Corp.	50,330	3,974,057
Elevance Health Inc.	10,075	4,750,967
Galectin Therapeutics Inc(1)	3,817	6,336
Gilead Sciences Inc.	39,897	3,232,056
Humana Inc.	17,678	8,093,165
Johnson & Johnson.	1,253	196,395
Karuna Therapeutics Inc(1)	1,038	328,537
McKesson Corp.	9,009	4,170,987
Organon & Co.	3,391	48,898
Quest Diagnostics Inc.	3,324	458,313
UnitedHealth Group Inc.	24,746	13,028,027
Viatris Inc.	12,586	136,306
		62,990,677
Industrials — 6.2%
A O Smith Corp.	6,540	539,158
AGCO Corp.	5,669	688,273
Allegion plc.	11,947	1,513,565
Applied Industrial Technologies Inc.	2,496	431,034
Arcosa Inc.	81	6,694
Armstrong World Industries Inc.	7,469	734,352
BlueLinx Holdings Inc(1)	1,082	122,601
Boise Cascade Co.	11,244	1,454,524

Muirfield Fund

Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks (United States) — continued
Builders FirstSource Inc(1)	17,700	2,954,838
Delta Air Lines Inc.	31,839	1,280,883
EMCOR Group Inc.	10,720	2,309,410
Fastenal Co.	109,539	7,094,841
Ferguson PLC.	34,458	6,652,806
Hubbell Inc.	779	256,237
Huntington Ingalls Industries Inc.	3,503	909,519
Johnson Controls International plc.	10,549	608,044
Limbach Holdings Inc(1)	1,847	83,983
Masco Corp.	1,079	72,271
Matson Inc.	7,223	791,641
MDU Resources Group Inc.	10,852	214,870
MSC Industrial Direct Co Inc.	34,392	3,482,534
Owens Corning	9,890	1,465,995
Ryder System Inc.	5,902	679,084
StarTek Inc(1)	2,934	12,939
UFP Industries Inc.	1,746	219,210
Union Pacific Corp.	2,690	660,718
United Airlines Holdings Inc(1)	36,789	1,517,914
Verisk Analytics Inc.	22,849	5,457,712
Waste Management Inc.	224	40,118
WW Grainger Inc.	4,966	4,115,275
		46,371,043
Information Technology — 18.8%
A10 Networks Inc.	12,379	163,031
Adobe Inc(1)	20,675	12,334,705
Allegro MicroSystems Inc(1)	8,342	252,512
Amdocs Ltd.	1,550	136,229
American Software Inc/GA	1,949	22,024
Amkor Technology Inc.	6,316	210,133
Analog Devices Inc.	36,333	7,214,280
Appfolio Inc(1)	493	85,407
Autodesk Inc(1)	7,912	1,926,414
Broadcom Inc.	6,684	7,461,015
Cadence Design Systems Inc(1)	19,555	5,326,195
CDW Corp/DE	21	4,774
Cirrus Logic Inc(1)	9,400	781,986
Cisco Systems Inc.	35,154	1,775,980
Cohu Inc(1)	419	14,828
Consensus Cloud Solutions Inc(1)	3,388	88,799
Diodes Inc(1)	1,480	119,170
DocuSign Inc(1)	8,662	514,956
GLOBALFOUNDRIES Inc(1)	3,493	211,676
HubSpot Inc(1)	1,558	904,481
Ichor Holdings Ltd(1)	2,914	97,998
Intel Corp.	21,839	1,097,410

The accompanying notes are an integral part of these financial statements.

2023 Annual Report | December 31, 2023	Page 25

Schedules of Investments

December 31, 2023

Muirfield Fund

Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks (United States) — continued
InterDigital Inc.	1,945	211,110
inTEST Corp(1)	967	13,151
Intuit Inc.	6,634	4,146,449
KLA Corp.	675	392,378
Lattice Semiconductor Corp(1)	113	7,796
Manhattan Associates Inc(1)	5,734	1,234,645
Marvell Technology Inc.	5,160	311,200
MaxLinear Inc(1)	6,313	150,060
Microchip Technology Inc.	29,151	2,628,837
Microsoft Corp.	118,706	44,638,204
Monolithic Power Systems Inc.	2,664	1,680,398
NCR Voyix Corp(1)	25,267	427,265
NVIDIA Corp.	43,298	21,442,036
ON Semiconductor Corp(1)	1,579	131,894
Oracle Corp.	42,183	4,447,354
Palantir Technologies Inc(1)	20,950	359,712
Photronics Inc(1)	12,338	387,043
QUALCOMM Inc.	41,256	5,966,855
Roper Technologies Inc.	546	297,663
Salesforce Inc(1)	1,168	307,348
Sapiens International Corp NV	881	25,496
Skyworks Solutions Inc.	19,316	2,171,505
TD SYNNEX Corp.	1,310	140,969
Teradyne Inc.	5,950	645,694
Texas Instruments Inc.	45,301	7,722,008
Ultra Clean Holdings Inc(1)	1,735	59,233
		140,690,306
Materials — 0.2%
PPG Industries Inc.	10,085	1,508,212
Ryerson Holding Corp.	458	15,883
Sylvamo Corp.	1,976	97,041
		1,621,136
Real Estate — 0.0%
Centerspace.	1,396	81,247
CorEnergy Infrastructure Trust Inc.	13,458	4,710
Office Properties Income Trust	2,185	15,994
RMR Group Inc/The	1,219	34,413
Spirit MTA REITLiquidating Trust(1)(2)	9,151	0
		136,364
Utilities — 0.1%
Brookfield Renewable Corp.	8,064	232,163

Muirfield Fund

Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks (United States) — continued
Vistra Corp.	3,779	145,567
		377,730
Total Common Stocks (United States) (Cost $386,210,994)		466,688,117

Preferred Stock (United States) — 0.0%
WESCO International Inc Series A Variable Pfd, 9.7%	2,612	69,009
Total Preferred Stock (United States) (Cost $65,288)		69,009

Warrants (United States) — 0.0%
Chaparral Energy Inc A Warrants, Expiration Date 10/14/2024(1)(2)	7	0
Chaparral Energy Inc B Warrants, Expiration Date 10/14/2025(1)(2)	7	0
Chord Energy Corp A Warrants, Expiration Date 9/1/2024(1)	128	3,843
Chord Energy Corp B Warrants, Expiration Date 9/1/2025(1)	63	1,307
Chord Energy Corp Warrants, Expiration Date 11/19/2024(1)(2)	23	0
Civitas Resources Inc A Warrants, Expiration Date 1/20/2025(1)(2)	57	0
Civitas Resources Inc B Warrants, Expiration Date 1/20/2026(1)(2)	28	0
Hertz Global Holdings Inc Warrants, Expiration Date 6/30/2051(1)	349	1,912
Nabors Industries Ltd Warrants, Expiration Date 6/11/2026(1)	122	1,281
Total Warrants (United States)
(Cost $8,512)		8,343

Money Market Registered Investment Companies — 36.0%
Meeder Institutional Prime Money Market Fund, 5.45%(3)	269,704,825	269,785,737
Total Money Market Registered Investment Companies (Cost $269,610,315)		269,785,737
Total Investments — 98.4% (Cost $655,895,109)		736,551,206
Other Assets less Liabilities — 1.6%		11,913,375
Total Net Assets — 100.0%		748,464,581

The accompanying notes are an integral part of these financial statements.

Page 26	2023 Annual Report | December 31, 2023

Schedules of Investments

December 31, 2023

Muirfield Fund

Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Trustee Deferred Compensation(4)
Meeder Balanced Fund - Retail Class	5,954	75,497
Meeder Conservative Allocation Fund - Retail Class	1,779	39,529
Meeder Dynamic Allocation Fund - Retail Class	15,525	210,053
Meeder Muirfield Fund - Retail Class	11,779	107,071
Total Trustee Deferred Compensation (Cost $375,881)		432,150

	Long (Short) Contracts	Expiration Date	Notional Value of Contracts ($)	Value and Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Index Futures
Mini MSCI EAFE Futures - Mar 2024	626	3/15/24	70,500,120	2,578,063
Mini MSCI Emg Mkt Futures - Mar 2024	381	3/15/24	19,691,985	905,625
Russell 2000 Futures Mini March 2024	578	3/15/24	59,178,530	4,039,525
S&P 500 Mini Futures March 2024	233	3/15/24	56,153,000	1,236,213
S&P Mid Cap Futures EMini March 2024	139	3/15/24	39,052,050	1,849,062
Total Futures Contracts	1,957		244,575,685	10,608,488

(1)	Represents non-income producing securities.
(2)	Fair valued security deemed a Level 3 security. Security is not part of the investment strategy of the Fund.
(3)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2023.
(4)	Assets of affiliates to the Muirfield Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

2023 Annual Report | December 31, 2023	Page 27

Schedules of Investments

December 31, 2023

Spectrum Fund

Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks (United States) — 58.7%
Communication Services — 3.6%
Alphabet Inc(1)	23,373	3,293,957
Alphabet Inc(1)	7,045	984,116
Comcast Corp.	10,542	462,267
Meta Platforms Inc(1)	2,958	1,047,014
Netflix Inc.(1)	414	201,568
Telephone and Data Systems Inc.	2,167	39,764
T-Mobile US Inc.	5,122	821,210
		6,849,896
Consumer Discretionary — 9.3%
Amazon.com Inc(1)	11,142	1,692,915
Century Communities Inc.	826	75,282
DR Horton Inc.	978	148,636
Empire Resorts Inc C(1)(2)	(245)	0
Ethan Allen Interiors Inc.	206	6,576
Frontdoor Inc(1)	1,128	39,728
Garmin Ltd.	7,265	933,843
Home Depot Inc/The	9,094	3,151,526
Installed Building Products Inc.	38	6,947
La-Z-Boy Inc.	1,793	66,198
Leggett & Platt Inc.	5,873	153,696
Lennar Corp.	10,014	1,492,487
Lululemon Athletica Inc(1)	643	328,759
M/I Homes Inc(1)	5,932	817,074
McDonald's Corp.	3,073	911,175
Meritage Homes Corp.	35	6,097
Mohawk Industries Inc(1)	4,928	510,048
NIKE Inc.	6,784	736,539
NVR Inc(1)	27	189,012
O'Reilly Automotive Inc(1)	388	368,631
PulteGroup Inc.	70	7,225
Ross Stores Inc.	9,497	1,314,290
Skyline Champion Corp(1)	5,684	422,094
Tempur Sealy International Inc.	337	17,177
Tesla Inc(1)	7,894	1,961,501
TJX Cos Inc/The	9,279	870,463
Toll Brothers Inc.	3,563	366,241
TopBuild Corp(1)	21	7,859
Tupperware Brands Corp(1)	2,035	4,070
Whirlpool Corp.	50	6,089
Yum! Brands Inc.	9,581	1,251,853
		17,864,031
Consumer Staples — 0.5%
Altria Group Inc.	5,704	230,099

Spectrum Fund

Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks (United States) — continued
Andersons Inc/The	959	55,181
Casey's General Stores Inc.	21	5,770
Kroger Co/The	9,736	445,033
Medifast Inc.	1,237	83,151
Target Corp.	256	36,459
		855,693
Energy — 3.6%
Berry Corp.	842	5,919
Cheniere Energy Inc.	1,492	254,699
Chevron Corp.	11,775	1,756,359
ConocoPhillips.	4,387	509,199
Diamondback Energy Inc.	6,342	983,517
EOG Resources Inc.	2,411	291,611
KLX Energy Services Holdings Inc(1)	744	8,378
Pioneer Natural Resources Co.	10,508	2,363,039
Scorpio Tankers Inc.	438	26,631
Teekay Corp(1)	1,555	11,118
Valero Energy Corp.	5,436	706,680
		6,917,150
Financials — 8.4%
Ally Financial Inc.	16,460	574,783
American Equity Investment Life Holding Co(1)	1,015	56,637
American Express Co.	4,898	917,591
Ameriprise Financial Inc.	3,213	1,220,394
Berkshire Hathaway Inc(1)	14,899	5,313,877
Capital One Financial Corp.	4,806	630,163
Chubb Ltd.	2,298	519,348
Citizens Financial Group Inc.	8,984	297,730
Compass Diversified Holdings	850	19,083
Essent Group Ltd.	2,896	152,735
First American Financial Corp.	3,379	217,743
Fiserv Inc(1)	43	5,712
Green Dot Corp(1)	2,721	26,938
Horizon Bancorp Inc/IN	1,101	15,755
Investors Title Co.	43	6,972
M&T Bank Corp.	2,047	280,603
Mastercard Inc.	9,077	3,871,431
Northern Trust Corp.	3,882	327,563
State Street Corp.	9,452	732,152
Stewart Information Services Corp.	1,250	73,438
Synchrony Financial	239	9,127
Truist Financial Corp.	2,837	104,742
Washington Trust Bancorp Inc.	396	12,823

The accompanying notes are an integral part of these financial statements.

Page 28	2023 Annual Report | December 31, 2023

Schedules of Investments

December 31, 2023

Spectrum Fund

Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks (United States) — continued
Zions Bancorp NA.	16,583	727,496
		16,114,836
Health Care — 9.4%
AbbVie Inc.	20,977	3,250,806
Amgen Inc.	10,097	2,908,138
Bristol-Myers Squibb Co.	2,651	136,023
Centene Corp(1)	5,447	404,222
Cigna Group/The	2,529	757,309
CVS Health Corp.	11,951	943,651
Elevance Health Inc.	231	108,930
Eli Lilly & Co.	1,461	851,646
Gilead Sciences Inc.	8,725	706,812
Humana Inc.	3,123	1,429,741
Johnson & Johnson	3,062	479,938
McKesson Corp.	4,092	1,894,514
UnitedHealth Group Inc.	7,961	4,191,228
Viatris Inc.	664	7,191
		18,070,149
Industrials — 5.8%
A O Smith Corp.	2,474	203,957
AGCO Corp.	733	88,994
Allegion plc.	709	89,823
Applied Industrial Technologies Inc.	130	22,450
Armstrong World Industries Inc.	3,087	303,514
BlueLinx Holdings Inc(1)	529	59,941
Boise Cascade Co.	1,218	157,560
Builders FirstSource Inc(1)	3,763	628,195
Delta Air Lines Inc.	7,276	292,713
EMCOR Group Inc.	1,800	387,774
Fastenal Co.	27,043	1,751,575
Ferguson PLC.	7,515	1,450,921
Hudson Technologies Inc(1)	2,565	34,602
Johnson Controls International plc.	878	50,608
Karat Packaging Inc.	287	7,132
Limbach Holdings Inc(1)	563	25,600
Masco Corp.	676	45,278
Matson Inc.	1,550	169,880
MDU Resources Group Inc.	3,238	64,112
MSC Industrial Direct Co Inc.	9,056	917,011
Norfolk Southern Corp.	1,335	315,567
Owens Corning.	2,183	323,586
StarTek Inc(1)	2,176	9,596
Trane Technologies PLC.	184	44,878
UFP Industries Inc.	1,133	142,248

Spectrum Fund

Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks (United States) — continued
Union Pacific Corp.	4,852	1,191,748
United Airlines Holdings Inc(1)	10,342	426,711
Verisk Analytics Inc.	3,080	735,689
Waste Management Inc.	2,749	492,346
WW Grainger Inc.	844	699,414
		11,133,423
Information Technology — 17.4%
Adobe Inc(1)	6,107	3,643,436
Amkor Technology Inc.	1,710	56,892
Analog Devices Inc.	4,657	924,694
Apple Inc.	1,611	310,166
Autodesk Inc(1)	756	184,071
Broadcom Inc.	1,416	1,580,610
Cadence Design Systems Inc(1)	2,940	800,768
Cisco Systems Inc.	7,185	362,986
Cognizant Technology Solutions Corp.	2,057	155,365
Cohu Inc(1)	291	10,298
Consensus Cloud Solutions Inc(1)	831	21,781
Digital Turbine Inc(1)	4,282	29,375
Diodes Inc(1)	295	23,753
DocuSign Inc(1)	3,173	188,635
HubSpot Inc(1)	213	123,655
Ichor Holdings Ltd(1)	952	32,016
Intel Corp.	5,781	290,495
Intuit Inc.	3,090	1,931,343
Itron Inc(1)	657	49,610
KLA Corp.	2,259	1,313,157
Lattice Semiconductor Corp(1)	6,521	449,884
Manhattan Associates Inc(1)	1,663	358,077
Marvell Technology Inc.	245	14,776
MaxLinear Inc(1)	812	19,301
Microchip Technology Inc.	5,201	469,026
Microsoft Corp.	29,962	11,266,910
NCR Voyix Corp(1)	1,386	23,437
NVIDIA Corp.	9,390	4,650,116
ON Semiconductor Corp(1)	6,497	542,694
Oracle Corp.	818	86,242
Palantir Technologies Inc(1)	13,470	231,280
Photronics Inc(1)	3,043	95,459
QUALCOMM Inc.	6,820	986,377
Skyworks Solutions Inc.	4,981	559,964
Smartsheet Inc(1)	183	8,751
Teradyne Inc.	298	32,339
Texas Instruments Inc.	8,564	1,459,819

The accompanying notes are an integral part of these financial statements.

2023 Annual Report | December 31, 2023	Page 29

Schedules of Investments

December 31, 2023

Spectrum Fund

Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks (United States) — continued
Unisys Corp(1)	1,500	8,430
		33,295,988
Materials — 0.7%
PPG Industries Inc.	8,392	1,255,024
Sylvamo Corp.	905	44,444
		1,299,468
Real Estate — 0.0%
Centerspace.	192	11,174
Highwoods Properties Inc.	582	13,363
Office Properties Income Trust.	2,881	21,089
RMR Group Inc/The.	348	9,824
		55,450
Total Common Stocks (United States) (Cost $94,428,089)		112,456,084

Preferred Stock (United States) — 0.0%
WESCO International Inc Series A Variable Pfd, 9.7%	198	5,231
Total Preferred Stock (United States) (Cost $4,949)		5,231

Warrants (United States) — 0.0%
Chaparral Energy Inc A Warrants, Expiration Date 10/14/2024(1)(2)	1	0
Chaparral Energy Inc B Warrants, Expiration Date 10/14/2025(1)(2)	1	0
Chord Energy Corp A Warrants, Expiration Date 9/1/2024(1)	47	1,411
Chord Energy Corp B Warrants, Expiration Date 9/1/2025(1)	23	477
Chord Energy Corp Warrants, Expiration Date 11/19/2024(1)(2)	7	0
Civitas Resources Inc A Warrants, Expiration Date 1/20/2025(1)(2)	13	0
Civitas Resources Inc B Warrants, Expiration Date 1/20/2026(1)(2)	6	0
Hertz Global Holdings Inc Warrants, Expiration Date 6/30/2051(1)	86	471
Nabors Industries Ltd Warrants, Expiration Date 6/11/2026(1)	29	305
Total Warrants (United States) (Cost $2,899)		2,664

Spectrum Fund

Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Money Market Registered Investment Companies — 39.4%
Meeder Institutional Prime Money Market Fund, 5.45%(3)	75,305,698	75,328,289
Total Money Market Registered Investment Companies (Cost $75,277,987)		75,328,289
Total Investments — 98.1% (Cost $169,713,924)		187,792,268
Other Assets less Liabilities — 1.9%		3,598,613
Total Net Assets — 100.0%		191,390,881

Trustee Deferred Compensation(4)
Meeder Balanced Fund - Retail Class	971	12,312
Meeder Conservative Allocation Fund - Retail Class	304	6,755
Meeder Dynamic Allocation Fund - Retail Class	2,356	31,877
Meeder Muirfield Fund - Retail Class	2,883	26,206
Total Trustee Deferred Compensation (Cost $70,760)		77,150

	Long (Short) Contracts	Expiration Date	Notional Value of Contracts ($)	Value and Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Index Futures
Mini MSCI EAFE Futures - Mar 2024	161	3/15/24	18,131,820	664,201
Mini MSCI Emg Mkt Futures - Mar 2024	98	3/15/24	5,065,130	233,596
Russell 2000 Futures Mini March 2024	149	3/15/24	15,255,365	1,042,615
S&P 500 Mini Futures March 2024	67	3/15/24	16,147,000	358,178
S&P Mid Cap Futures EMini March 2024	52	3/15/24	14,609,400	695,544
Total Futures Contracts	527		69,208,715	2,994,134

(1)	Represents non-income producing securities.
(2)	Fair valued security deemed a Level 3 security. Security is not part of the investment strategy of the Fund.
(3)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2023.
(4)	Assets of affiliates to the Spectrum Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

Page 30	2023 Annual Report | December 31, 2023

Schedules of Investments

December 31, 2023

Global Allocation Fund

Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks (United States) — 22.7%
Communication Services — 2.1%
Alphabet Inc(1)	2,066	291,161
AT&T Inc.	272	4,564
Comcast Corp.	2,048	89,805
Liberty TripAdvisor Holdings Inc(1)	262	223
Meta Platforms Inc(1)	471	166,715
Telephone and Data Systems Inc.	267	4,900
T-Mobile US Inc.	649	104,054
Verizon Communications Inc	454	17,116
		678,538

Consumer Discretionary — 3.6%
Amazon.com Inc(1)	601	91,316
Booking Holdings Inc(1)	2	7,094
DR Horton Inc.	551	83,741
eBay Inc.	353	15,398
Garmin Ltd.	1,431	183,941
Home Depot Inc/The	544	188,523
Leggett & Platt Inc.	2,134	55,847
Lennar Corp.	1,230	183,319
Lowe's Cos Inc.	23	5,119
Lululemon Athletica Inc(1)	45	23,008
McDonald's Corp.	13	3,855
Mohawk Industries Inc(1)	84	8,694
PulteGroup Inc.	234	24,153
Ross Stores Inc.	498	68,918
Skyline Champion Corp(1)	365	27,105
Tesla Inc(1)	477	118,525
TJX Cos Inc/The.	877	82,271
Toll Brothers Inc.	25	2,570
Town Sports International Holdings Inc(1)(2)	378	0
Tupperware Brands Corp(1)	118	236
Yum! Brands Inc.	194	25,348
		1,198,981

Consumer Staples — 0.3%
Altria Group Inc.	608	24,527
Kroger Co/The.	1,619	74,004
		98,531

Energy — 0.7%
Berry Corp.	67	471
ConocoPhillips.	367	42,598
Devon Energy Corp.	9	408
Diamondback Energy Inc.	225	34,893
EOG Resources Inc.	166	20,078

Global Allocation Fund

Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks (United States) — continued
HF Sinclair Corp.	6	333
Liberty Energy Inc.	166	3,011
Marathon Petroleum Corp.	428	63,498
Pioneer Natural Resources Co.	206	46,325
Teekay Corp(1)	121	865
Valero Energy Corp.	232	30,160
Westmoreland Coal Co(1)(2)	539	0
		242,640
Financials — 4.1%
Ally Financial Inc.	891	31,114
American Equity Investment Life Holding Co(1)	39	2,176
American Express Co.	694	130,014
Ameriprise Financial Inc.	273	103,693
Bank of New York Mellon Corp/The.	714	37,164
Berkshire Hathaway Inc(1)	1,124	400,886
Capital One Financial Corp.	345	45,236
Citizens Financial Group Inc.	428	14,184
First American Financial Corp.	172	11,084
Fiserv Inc(1)	358	47,557
Interactive Brokers Group Inc.	2	166
M&T Bank Corp.	352	48,252
Mastercard Inc.	762	325,000
Medley Management Inc(1)	21	0
Northern Trust Corp.	448	37,802
Old Republic International Corp.	14	411
OneMain Holdings Inc.	324	15,941
RAIT Financial Trust(1)(2)	287	0
State Street Corp.	758	58,715
Synchrony Financial.	414	15,811
Zions Bancorp NA.	1,054	46,239
		1,371,445
Health Care — 2.8%
AbbVie Inc.	912	141,333
Amgen Inc.	330	95,047
Bristol-Myers Squibb Co.	1,175	60,289
Centene Corp(1)	546	40,519
CignaGroup/The.	123	36,832
CVS Health Corp.	941	74,301
Elevance Health Inc.	214	100,914
Eli Lilly & Co.	87	50,714
Gilead Sciences Inc.	984	79,714
Humana Inc.	120	54,937
Johnson & Johnson.	860	134,796
McKesson Corp.	79	36,575

The accompanying notes are an integral part of these financial statements.

2023 Annual Report | December 31, 2023	Page 31

Schedules of Investments

December 31, 2023

Global Allocation Fund

Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks (United States) — continued
UnitedHealth Group Inc.	27	14,215
		920,186
Industrials — 2.5%
AGCO Corp.	78	9,470
Allegion plc.	28	3,547
Applied Industrial Technologies Inc.	29	5,008
Arcosa Inc.	35	2,893
BlueLinx Holdings Inc(1)	9	1,020
Boise Cascade Co.	13	1,682
Crane Co.	2	236
Delta Air Lines Inc.	287	11,546
EMCOR Group Inc.	152	32,745
Fastenal Co.	2,242	145,214
Ferguson PLC.	389	75,104
Huntington Ingalls Industries Inc.	121	31,417
Johnson Controls International plc.	428	24,670
Karat Packaging Inc.	15	373
Lockheed Martin Corp.	1	453
MSC Industrial Direct Co Inc.	772	78,173
Owens Corning.	307	45,507
Trane Technologies PLC.	274	66,829
UFP Industries Inc.	100	12,555
United Airlines Holdings Inc(1)	485	20,011
Verisk Analytics Inc.	205	48,966
Waste Management Inc.	613	109,788
WW Grainger Inc.	99	82,040
		809,247
Information Technology — 6.6%
Adobe Inc(1)	115	68,609
Amkor Technology Inc.	107	3,560
Analog Devices Inc.	666	132,241
Autodesk Inc(1)	94	22,887
Broadcom Inc.	176	196,460
Cisco Systems Inc.	527	26,624
Crane NXT Co.	2	114
Gen Digital Inc.	462	10,543
GLOBALFOUNDRIES Inc(1)	35	2,121
HubSpot Inc(1)	44	25,544
Intel Corp.	1,554	78,089
Intuit Inc.	103	64,378
KLA Corp.	36	20,927
Manhattan Associates Inc(1)	4	861
Marvell Technology Inc.	33	1,990
Microchip Technology Inc.	613	55,280

Global Allocation Fund

Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks (United States) — continued
Microsoft Corp.	1,608	604,672
NVIDIA Corp.	531	262,962
ON Semiconductor Corp(1)	125	10,441
Oracle Corp.	393	41,434
Palantir Technologies Inc(1)	230	3,949
QUALCOMM Inc.	953	137,832
Roper Technologies Inc.	82	44,704
Salesforce Inc(1)	101	26,577
Skyworks Solutions Inc.	825	92,747
Smartsheet Inc(1)	121	5,786
Texas Instruments Inc.	1,490	253,986
		2,195,318
Materials — 0.0%
CF Industries Holdings Inc.	67	5,327
PPG Industries Inc.	17	2,542
		7,869
Real Estate — 0.0%
CorEnergy Infrastructure Trust Inc.	583	204
Spirit MTA REITLiquidating Trust(1)(2)	385	0
		204
Utilities — 0.0%
Vistra Corp.	252	9,707
		9,707
Total Common Stocks (United States) (Cost $6,474,199)		7,532,666

Preferred Stock (United States) — 0.0%
WESCO International Inc Series A Variable Pfd, 9.7%	81	2,140
Total Preferred Stock (United States) (Cost $2,025)		2,140

Warrants (United States) — 0.0%
Chord Energy Corp A Warrants, Expiration Date 9/1/2024(1)	12	360
Chord Energy Corp B Warrants, Expiration Date 9/1/2025(1)	7	145
Civitas Resources Inc A Warrants, Expiration Date 1/20/2025(1)(2)	2	0
Civitas Resources Inc B Warrants, Expiration Date 1/20/2026(1)(2)	1	0
Hertz Global Holdings Inc Warrants, Expiration Date 6/30/2051(1)	11	61

The accompanying notes are an integral part of these financial statements.

Page 32	2023 Annual Report | December 31, 2023

Schedules of Investments

December 31, 2023

Global Allocation Fund

Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Warrants (United States) — continued
Nabors Industries Ltd Warrants, Expiration Date 6/11/2026(1)	4	42
Total Warrants (United States) (Cost $82)		608

Registered Investment Companies — 20.6%
U.S. Fixed Income — 9.2%
Baird Core Plus Bond Fund - Class I	77,952	792,769
BBH Limited Duration Fund - Class I	2	21
BrandywineGLOBAL High Yield Fund - Class I	15,496	156,663
Dodge & Cox Income Fund - Class I	68,586	865,558
FIDELITY ADVISOR SERIES I - Fidelity Advisor High Income Advantage Fund - Class Z	14,940	156,866
Fidelity Total Bond Fund - Class Z	85,619	820,226
Frost Total Return Bond Fund - Class I	25,977	248,857
PGIM Short-Term Corporate Bond Fund - Class Q	37	383
		3,041,343
International Fixed Income — 0.5%
iShares J.P. Morgan USD Emerging Markets Bond ETF(3)	2,028	180,614
		180,614
International Equity — 10.9%
iShares Core MSCI EAFE ETF(3)	42,298	2,975,664
iShares Core MSCI Emerging Markets ETF(3)	12,312	622,741
		3,598,405
Total Registered Investment Companies (Cost $5,811,320)		6,820,362

Money Market Registered Investment Companies — 54.0%
Meeder Institutional Prime Money Market Fund, 5.45%(4)	17,868,513	17,873,873
Total Money Market Registered Investment Companies (Cost $17,863,648)		17,873,873
Total Investments — 97.3% (Cost $30,151,274)		32,229,649
Other Assets less Liabilities — 2.7%		882,241
Total Net Assets — 100.0%		33,111,890

Global Allocation Fund

Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Trustee Deferred Compensation(5)
Meeder Balanced Fund - Retail Class	2,101	26,641
Meeder Conservative Allocation Fund - Retail Class	594	13,199
Meeder Dynamic Allocation Fund - Retail Class	5,659	76,566
Meeder Muirfield Fund - Retail Class	2,524	22,943
Total Trustee Deferred Compensation (Cost $116,224)		139,349

	Long (Short) Contracts	Expiration Date	Notional Value of Contracts ($)	Value and Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Index Futures
Mini MSCI EAFE Futures - Mar 2024	73	3/15/24	8,221,260	304,481
Mini MSCI Emg Mkt Futures - Mar 2024	46	3/15/24	2,377,510	109,194
Russell 2000 Futures Mini March 2024	15	3/15/24	1,535,775	107,347
S&P 500 Mini Futures March 2024	19	3/15/24	4,579,000	131,773
S&P Mid Cap Futures EMini March 2024	6	3/15/24	1,685,700	81,707
Total Futures Contracts.	159		18,399,245	734,502

(1)	Represents non-income producing securities.

(2)	Fair valued security deemed a Level 3 security. Security is not part of the investment strategy of the Fund.

(3)	Exchange-traded fund.

(4)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2023.

(5)	Assets of affiliates to the Global Allocation Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

2023 Annual Report | December 31, 2023	Page 33

Schedules of Investments

December 31, 2023

Balanced Fund

Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks (United States) — 53.3%
Communication Services — 3.2%
Alphabet Inc(1)	44,355	6,250,950
Alphabet Inc(1)	4,740	662,131
Comcast Corp.	22,615	991,668
Meta Platforms Inc(1)	5,412	1,915,631
Netflix Inc.(1)	1,374	668,973
Telephone and Data Systems Inc.	5,113	93,824
T-Mobile US Inc.	7,501	1,202,635
		11,785,812
Consumer Discretionary — 8.4%
Amazon.com Inc(1)	31,954	4,855,091
DR Horton Inc.	12,454	1,892,759
Frontdoor Inc(1)	498	17,539
Garmin Ltd.	40,144	5,160,110
Home Depot Inc/The	6,606	2,289,309
Hovnanian Enterprises Inc(1)	1,080	168,070
La-Z-Boy Inc.	1,417	52,316
Leggett & Platt Inc.	18,391	481,292
Lennar Corp.	18,063	2,692,109
Lululemon Athletica Inc(1)	55	28,121
M/I Homes Inc(1)	4,804	661,703
McDonald's Corp.	2,665	790,199
Mohawk Industries Inc(1)	8,628	892,998
NIKE Inc.	1,786	193,906
NVR Inc(1)	64	448,029
O'Reilly Automotive Inc(1)	784	744,863
PulteGroup Inc.	16,732	1,727,077
Ross Stores Inc.	13,713	1,897,742
Skechers USA Inc(1)	615	38,339
Skyline Champion Corp(1)	8,506	631,656
Tesla Inc(1)	9,577	2,379,693
TJX Cos Inc/The.	7,916	742,600
Toll Brothers Inc.	8,061	828,590
Town Sports International Holdings Inc(1)(2)	1,777	0
Whirlpool Corp.	1,621	197,389
Yum! Brands Inc.	6,999	914,489
		30,725,989
Consumer Staples — 0.4%
Altria Group Inc.	2,878	116,098
Casey's General Stores Inc.	1,792	492,334
Kroger Co/The.	11,301	516,569
Medifast Inc.	3,512	236,077

Balanced Fund

Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks (United States) — continued
Target Corp.	394	56,113
		1,417,191
Energy — 3.0%
Cheniere Energy Inc.	1,411	240,872
Chevron Corp.	19,157	2,857,458
ConocoPhillips.	7,878	914,400
Coterra Energy Inc.	180	4,594
Devon Energy Corp.	1,759	79,683
Diamondback Energy Inc.	12,085	1,874,142
EOG Resources Inc.	10,271	1,242,277
HF Sinclair Corp.	465	25,840
Marathon Oil Corp.	482	11,645
Marathon Petroleum Corp.	1,524	226,101
Ovintiv Inc.	2,633	115,641
Pioneer Natural Resources Co.	10,076	2,265,891
Scorpio Tankers Inc.	338	20,550
Teekay Corp(1)	1,515	10,832
Valero Energy Corp.	6,800	884,000
		10,773,926
Financials — 9.9%
Ally Financial Inc.	25,685	896,920
American Equity Investment Life Holding Co(1)	558	31,136
American Express Co.	13,359	2,502,675
Ameriprise Financial Inc.	6,105	2,318,862
Bank of New York Mellon Corp/The	4,518	235,162
Berkshire Hathaway Inc(1)	45,535	16,240,513
Capital One Financial Corp.	9,104	1,193,717
Chubb Ltd.	4,619	1,043,894
Citizens Financial Group Inc.	17,710	586,909
Essent Group Ltd.	3,983	210,063
First American Financial Corp.	4,714	303,770
First Merchants Corp.	2,029	75,235
Fiserv Inc(1)	1,569	208,426
International Money Express Inc(1)	440	9,720
M&T Bank Corp.	4,457	610,966
Mastercard Inc.	13,151	5,609,033
Medley Management Inc(1)	101	0
NerdWallet Inc(1)	1,436	21,138
NMI Holdings Inc(1)	1,375	40,810
Northern Trust Corp.	12,175	1,027,327
PROG Holdings Inc(1)	1,589	49,116
State Street Corp.	15,590	1,207,601
Stewart Information Services Corp.	4,329	254,329
Synchrony Financial.	3,562	136,033

The accompanying notes are an integral part of these financial statements.

Page 34	2023 Annual Report | December 31, 2023

Schedules of Investments

December 31, 2023

Balanced Fund

Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks (United States) — continued
Zions Bancorp NA.	28,322	1,242,486
		36,055,841
Health Care — 7.0%
AbbVie Inc.	23,977	3,715,716
Amgen Inc.	8,411	2,422,536
Bristol-Myers Squibb Co.	23,047	1,182,542
Centene Corp(1)	14,911	1,106,545
Cigna Group/The	3,106	930,092
CVS Health Corp.	13,159	1,039,035
Elevance Health Inc.	2,345	1,105,808
Eli Lilly & Co.	3,359	1,958,028
Gilead Sciences Inc.	16,517	1,338,042
Humana Inc.	5,216	2,387,937
Johnson & Johnson	9,667	1,515,206
McKesson Corp.	3,564	1,650,061
Pfizer Inc.	21,305	613,371
Quest Diagnostics Inc.	1,246	171,798
UnitedHealth Group Inc.	7,477	3,936,416
Viatris Inc.	5,057	54,767
Zoetis Inc.	1,613	318,358
		25,446,258
Industrials — 5.7%
AGCO Corp.	1,977	240,028
Allegion plc.	7,923	1,003,765
Applied Industrial Technologies Inc.	442	76,329
Armstrong World Industries Inc.	3,323	326,717
BlueLinx Holdings Inc(1)	466	52,802
Boise Cascade Co.	2,273	294,035
Builders FirstSource Inc(1)	1,567	261,595
Delta Air Lines Inc.	21,171	851,709
EMCOR Group Inc.	2,846	613,114
Fastenal Co.	43,853	2,840,359
Ferguson PLC.	12,937	2,497,747
Johnson Controls International plc.	7,011	404,114
Limbach Holdings Inc(1)	1,370	62,294
MDU Resources Group Inc.	7,155	141,669
MSC Industrial Direct Co Inc.	12,715	1,287,521
Norfolk Southern Corp.	3,630	858,059
Owens Corning.	4,514	669,110
Ryder System Inc.	145	16,684
Trane Technologies PLC.	5,301	1,292,914
UFP Industries Inc.	1,331	167,107
Union Pacific Corp.	10,039	2,465,779
United Airlines Holdings Inc(1)	17,818	735,171

Balanced Fund

Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks (United States) — continued
Verisk Analytics Inc.	3,394	810,691
Waste Management Inc.	5,031	901,052
WW Grainger Inc.	2,132	1,766,767
		20,637,132
Information Technology — 15.4%
Adobe Inc(1)	5,120	3,054,592
Ambarella Inc(1)	273	16,732
Amkor Technology Inc.	871	28,978
Analog Devices Inc.	11,507	2,284,830
Applied Materials Inc.	8,034	1,302,070
Autodesk Inc(1)	1,451	353,289
Broadcom Inc.	3,651	4,075,429
Cadence Design Systems Inc(1)	2,546	693,454
Cirrus Logic Inc(1)	4,921	409,378
Cisco Systems Inc.	4,405	222,541
Cognizant Technology Solutions Corp.	1,077	81,346
Cohu Inc(1)	290	10,263
Consensus Cloud Solutions Inc(1)	1,598	41,884
Digital Turbine Inc(1)	17,787	122,019
DocuSign Inc(1)	8,587	510,497
Gen Digital Inc.	5,055	115,355
GLOBALFOUNDRIES Inc(1)	2,274	137,804
HubSpot Inc(1)	961	557,899
Ichor Holdings Ltd(1)	1,508	50,714
Intel Corp.	12,412	623,703
International Business Machines Corp.	2,580	421,959
inTEST Corp(1)	611	8,310
Intuit Inc.	3,450	2,156,354
Itron Inc(1)	826	62,371
Jabil Inc.	782	99,627
KLA Corp.	581	337,735
Lattice Semiconductor Corp(1)	2,174	149,984
Manhattan Associates Inc(1)	1,229	264,628
Marvell Technology Inc.	1,329	80,152
MaxLinear Inc(1)	2,156	51,248
Microchip Technology Inc.	9,465	853,554
Microsoft Corp.	48,689	18,308,910
NCR Voyix Corp(1)	3,760	63,582
NVIDIA Corp.	16,987	8,412,302
ON Semiconductor Corp(1)	4,525	377,973
Oracle Corp.	18,061	1,904,171
Palantir Technologies Inc(1)	10,097	173,365
Photronics Inc(1)	5,757	180,597
QUALCOMM Inc.	13,059	1,888,723
Salesforce Inc(1)	2,128	559,962
Skyworks Solutions Inc.	13,997	1,573,543

The accompanying notes are an integral part of these financial statements.

2023 Annual Report | December 31, 2023	Page 35

Schedules of Investments

December 31, 2023

Balanced Fund

Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks (United States) — continued
Smartsheet Inc(1)	2,490	119,072
Texas Instruments Inc.	20,063	3,419,939
		56,160,838
Materials — 0.3%
PPG Industries Inc.	6,705	1,002,733
Reliance Steel & Aluminum Co.	56	15,662
Sylvamo Corp.	230	11,295
		1,029,690
Real Estate — 0.0%
Centerspace.	972	56,571
RMR Group Inc/The.	644	18,180
Spirit MTA REITLiquidating Trust(1)(2)	3,461	0
		74,751
Total Common Stocks (United States) (Cost $159,397,088)		194,107,428

Preferred Stock (United States) — 0.0%
WESCO International Inc Series A Variable Pfd, 9.7%	994	26,262
Total Preferred Stock (United States) (Cost $24,846)		26,262

Warrants (United States) — 0.0%
Chaparral Energy Inc A Warrants, Expiration Date 10/14/2024(1)(2)	3	0
Chaparral Energy Inc B Warrants, Expiration Date 10/14/2025(1)(2)	3	0
Chord Energy Corp A Warrants, Expiration Date 9/1/2024(1)	56	1,681
Chord Energy Corp B Warrants, Expiration Date 9/1/2025(1)	28	581
Chord Energy Corp Warrants, Expiration Date 11/19/2024(1)(2)	9	0
Civitas Resources Inc A Warrants, Expiration Date 1/20/2025(1)(2)	22	0
Civitas Resources Inc B Warrants, Expiration Date 1/20/2026(1)(2)	12	0
Hertz Global Holdings Inc Warrants, Expiration Date 6/30/2051(1)	157	860
Nabors Industries Ltd Warrants, Expiration Date 6/11/2026(1)	57	599
Total Warrants (United States) (Cost $3,304)		3,721

Balanced Fund

Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Registered Investment Companies — 29.3%
U.S. Fixed Income — 27.6%
Baird Core Plus Bond Fund - Class I.	2,658,929	27,041,313
BBH Limited Duration Fund - Class I	61	627
BrandywineGLOBAL High Yield Fund - Class I	525,251	5,310,285
Dodge & Cox Income Fund - Class I.	2,152,942	27,170,124
FIDELITY ADVISOR SERIES I - Fidelity Advisor High Income Advantage Fund - Class Z	506,398	5,317,180
Fidelity Total Bond Fund - Class Z	2,920,302	27,976,493
Frost Total Return Bond Fund - Class I	811,534	7,774,497
PGIM Short-Term Corporate Bond Fund - Class Q.	1,074	11,275
		100,601,794
International Fixed Income — 1.7%
iShares J.P. Morgan USD Emerging Markets Bond ETF(3)	67,273	5,991,333
		5,991,333

Total Registered Investment Companies (Cost $101,675,766)		106,593,127

Money Market Registered Investment Companies — 16.6%
Meeder Institutional Prime Money Market Fund, 5.45%(4)	60,558,207	60,576,374
Total Money Market Registered Investment Companies (Cost $60,527,802)		60,576,374
Total Investments — 99.2% (Cost $321,628,806)		361,306,912
Other Assets less Liabilities — 0.8%		3,064,337
Total Net Assets — 100.0%		364,371,249

Trustee Deferred Compensation(5)
Meeder Balanced Fund - Retail Class	3,815	48,374
Meeder Conservative Allocation Fund - Retail Class	1,126	25,020
Meeder Dynamic Allocation Fund - Retail Class	9,907	134,042
Meeder Muirfield Fund - Retail Class	7,241	65,821
Total Trustee Deferred Compensation (Cost $237,507)		273,257

The accompanying notes are an integral part of these financial statements.

Page 36	2023 Annual Report | December 31, 2023

Schedules of Investments

December 31, 2023

Balanced Fund

	Long (Short) Contracts	Expiration Date	Notional Value of Contracts ($)	Value and Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Index Futures
Mini MSCI EAFE Futures - Mar 2024	214	3/15/24	24,100,680	881,599
Mini MSCI Emg Mkt Futures - Mar 2024	130	3/15/24	6,719,050	309,413
Russell 2000 Futures Mini March 2024	193	3/15/24	19,760,305	1,347,713
S&P 500 Mini Futures March 2024	(44)	3/15/24	(10,604,000)	(270,721)
S&P Mid Cap Futures EMini March 2024	26	3/15/24	7,304,700	344,512
Total Futures Contracts	519		47,280,735	2,612,516

(1)	Represents non-income producing securities.

(2)	Fair valued security deemed a Level 3 security. Security is not part of the investment strategy of the Fund.

(3)	Exchange-traded fund.

(4)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2023.

(5)	Assets of affiliates to the Balanced Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

2023 Annual Report | December 31, 2023	Page 37

Schedules of Investments

December 31, 2023

Moderate Allocation Fund

Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks (United States) — 34.4%
Communication Services — 2.8%
Alphabet Inc(1)	15,307	2,157,215
Alphabet Inc(1)	839	117,200
Comcast Corp.	4,843	212,366
Meta Platforms Inc(1)	4,060	1,437,078
Netflix Inc.(1)	425	206,924
Telephone and Data Systems Inc.	1,355	24,864
T-Mobile US Inc.	2,964	475,218
TripAdvisor Inc(1)	1,801	38,775
		4,669,640
Consumer Discretionary — 5.5%
Amazon.com Inc(1)	8,623	1,310,178
Booking Holdings Inc(1)	13	46,114
DR Horton Inc.	6,542	994,253
Frontdoor Inc(1)	58	2,043
Garmin Ltd.	15,436	1,984,143
Home Depot Inc/The	640	221,792
La-Z-Boy Inc.	1,215	44,858
Leggett & Platt Inc.	9,166	239,874
Lennar Corp.	7,207	1,074,131
Lululemon Athletica Inc(1)	166	84,874
M/I Homes Inc(1)	378	52,066
McDonald's Corp.	248	73,534
Mohawk Industries Inc(1)	1,598	165,393
NVR Inc(1)	13	91,006
O'Reilly Automotive Inc(1)	190	180,515
PulteGroup Inc.	3,671	378,921
Ross Stores Inc.	2,654	367,287
Skyline Champion Corp(1)	1,278	94,904
Tesla Inc(1)	2,893	718,853
TJX Cos Inc/The.	2,828	265,295
Toll Brothers Inc.	3,286	337,768
Town Sports International Holdings Inc(1)(2)	961	0
Whirlpool Corp.	449	54,675
Yum! Brands Inc.	2,189	286,015
		9,068,492
Consumer Staples — 0.2%
Altria Group Inc.	559	22,550
Casey's General Stores Inc.	692	190,120
Kroger Co/The.	3,588	164,008
Medifast Inc.	577	38,786
		415,464

Moderate Allocation Fund

Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks (United States) — continued
Energy — 2.3%
Berry Corp.	301	2,116
Cheniere Energy Inc.	378	64,528
Chevron Corp.	9,334	1,392,259
ConocoPhillips.	2,192	254,425
Devon Energy Corp.	61	2,763
Diamondback Energy Inc.	3,993	619,234
EOG Resources Inc.	1,606	194,246
HF Sinclair Corp.	123	6,835
International Seaways Inc.	33	1,501
Marathon Oil Corp.	67	1,619
Marathon Petroleum Corp.	1,524	226,101
Murphy Oil Corp.	54	2,304
Ovintiv Inc.	898	39,440
Peabody Energy Corp.	56	1,362
Pioneer Natural Resources Co.	2,777	624,492
Scorpio Tankers Inc.	337	20,490
Teekay Corp(1)	502	3,589
Valero Energy Corp.	2,648	344,240
Westmoreland Coal Co(1)(2)	773	0
		3,801,544
Financials — 6.4%
Ally Financial Inc.	5,059	176,660
American Equity Investment Life Holding Co(1)	81	4,520
American Express Co.	4,165	780,271
Ameriprise Financial Inc.	1,147	435,665
Bank of New York Mellon Corp/The	4,531	235,839
Berkshire Hathaway Inc(1)	10,539	3,758,840
Capital One Financial Corp.	2,895	379,592
Capstar Financial Holdings Inc.	801	15,011
Chubb Ltd.	368	83,168
Citizens Financial Group Inc.	7,916	262,336
First American Financial Corp.	246	15,852
Green Dot Corp(1)	1,708	16,909
M&T Bank Corp.	687	94,174
Mastercard Inc.	7,289	3,108,831
Medley Management Inc(1)	27	0
NMI Holdings Inc(1)	209	6,203
Northern Trust Corp.	2,478	209,094
Old Republic International Corp.	118	3,469
PROG Holdings Inc(1)	150	4,637
RAIT Financial Trust(1)(2)	751	0
State Street Corp.	7,098	549,811
Synchrony Financial.	1,736	66,298
Washington Trust Bancorp Inc.	184	5,958

The accompanying notes are an integral part of these financial statements.

Page 38	2023 Annual Report | December 31, 2023

Schedules of Investments

December 31, 2023

Moderate Allocation Fund

Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks (United States) — continued
Zions Bancorp NA.	10,066	441,595
		10,654,733
Health Care — 3.8%
AbbVie Inc.	5,631	872,636
Amgen Inc.	1,988	572,584
Bristol-Myers Squibb Co.	6,808	349,319
Centene Corp(1)	3,254	241,479
Cigna Group/The	643	192,546
CVS Health Corp.	4,800	379,008
Elevance Health Inc.	1,073	505,984
Eli Lilly & Co.	785	457,592
Gilead Sciences Inc.	5,793	469,291
Humana Inc.	621	284,300
Johnson & Johnson	2,071	324,609
Karuna Therapeutics Inc(1)	300	94,953
McKesson Corp.	298	137,968
Organon & Co.	146	2,105
Pfizer Inc.	3,577	102,982
Quest Diagnostics Inc.	401	55,290
UnitedHealth Group Inc.	1,522	801,287
Viatris Inc.	3,418	37,017
Zoetis Inc.	1,857	366,516
		6,247,466
Industrials — 3.3%
AGCO Corp.	2,359	286,406
Allegion plc.	1,971	249,706
Applied Industrial Technologies Inc.	46	7,944
Armstrong World Industries Inc.	1,277	125,555
BlueLinx Holdings Inc(1)	77	8,725
Boise Cascade Co.	147	19,016
Builders FirstSource Inc(1)	28	4,674
Crane Co.	12	1,418
Delta Air Lines Inc.	2,838	114,173
EMCOR Group Inc.	1,027	221,247
Fastenal Co.	12,257	793,886
Ferguson PLC.	2,316	447,150
Huntington Ingalls Industries Inc.	97	25,185
Johnson Controls International plc.	2,061	118,796
MDU Resources Group Inc.	2,341	46,352
MSC Industrial Direct Co Inc.	3,787	383,472
Norfolk Southern Corp.	1,085	256,472
Owens Corning.	1,793	265,776
Ryder System Inc.	25	2,876
StarTek Inc(1)	631	2,783

Moderate Allocation Fund

Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks (United States) — continued
Trane Technologies PLC.	1,395	340,240
UFP Industries Inc.	41	5,148
Union Pacific Corp.	2,704	664,156
United Airlines Holdings Inc(1)	3,623	149,485
Waste Management Inc.	2,788	499,331
WW Grainger Inc.	516	427,604
		5,467,576
Information Technology — 9.8%
Adobe Inc(1)	630	375,858
Analog Devices Inc.	7,049	1,399,649
Apple Inc.	532	102,426
Applied Materials Inc.	919	148,942
Autodesk Inc(1)	611	148,766
Broadcom Inc.	992	1,107,320
Cisco Systems Inc.	328	16,571
Consensus Cloud Solutions Inc(1)	1,761	46,156
Crane NXT Co.	12	682
DocuSign Inc(1)	1,946	115,690
Gen Digital Inc.	1,004	22,911
GLOBALFOUNDRIES Inc(1)	18	1,091
HubSpot Inc(1)	199	115,527
Intel Corp.	7,923	398,131
International Business Machines Corp.	1,162	190,045
Intuit Inc.	392	245,012
KLA Corp.	133	77,313
Manhattan Associates Inc(1)	24	5,168
Marvell Technology Inc.	267	16,103
Microchip Technology Inc.	4,378	394,808
Microsoft Corp.	13,874	5,217,179
NVIDIA Corp.	4,168	2,064,077
ON Semiconductor Corp(1)	2,236	186,773
Oracle Corp.	3,505	369,532
QUALCOMM Inc.	6,099	882,098
Roper Technologies Inc.	249	135,747
Salesforce Inc(1)	407	107,098
Skyworks Solutions Inc.	5,575	626,742
Smartsheet Inc(1)	2,180	104,248
Texas Instruments Inc.	9,631	1,641,700
		16,263,363
Materials — 0.3%
CF Industries Holdings Inc.	117	9,302
PPG Industries Inc.	2,745	410,515
SunCoke Energy Inc.	184	1,976

The accompanying notes are an integral part of these financial statements.

2023 Annual Report | December 31, 2023	Page 39

Schedules of Investments

December 31, 2023

Moderate Allocation Fund

Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks (United States) — continued
Sylvamo Corp.	48	2,357
		424,150
Real Estate — 0.0%
CorEnergy Infrastructure Trust Inc.	2,011	704
RE/MAX Holdings Inc.	90	1,200
Spirit MTA REITLiquidating Trust(1)(2)	1,024	0
		1,904
Total Common Stocks (United States) (Cost $48,428,749)		57,014,332

Preferred Stock (United States) — 0.0%
WESCO International Inc Series A Variable Pfd, 9.7%	252	6,658
Total Preferred Stock (United States) (Cost $6,299)		6,658

Warrants (United States) — 0.0%
Chaparral Energy Inc A Warrants, Expiration Date 10/14/2024(1)(2)	1	0
Chaparral Energy Inc B Warrants, .Expiration Date 10/14/2025(1)(2)	1	0
Chord Energy Corp A Warrants, Expiration Date 9/1/2024(1)	26	781
Chord Energy Corp B Warrants, Expiration Date 9/1/2025(1)	13	270
Chord Energy Corp Warrants, Expiration Date 11/19/2024(1)(2)	3	0
Civitas Resources Inc A Warrants, Expiration Date 1/20/2025(1)(2)	7	0
Civitas Resources Inc B Warrants, Expiration Date 1/20/2026(1)(2)	3	0
Hertz Global Holdings Inc Warrants, Expiration Date 6/30/2051(1)	48	263
Nabors Industries Ltd Warrants, Expiration Date 6/11/2026(1)	15	157
Total Warrants (United States) (Cost $941)		1,471

Registered Investment Companies — 48.8%
U.S. Fixed Income — 46.1%
Baird Core Plus Bond Fund - Class I.	2,038,770	20,734,286
BBH Limited Duration Fund - Class I.	45	460
BrandywineGLOBAL High Yield Fund - Class I.	401,665	4,060,828
Dodge & Cox Income Fund - Class I.	1,647,756	20,794,677

Moderate Allocation Fund

Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Registered Investment Companies — continued
FIDELITY ADVISOR SERIES I - Fidelity Advisor High Income Advantage Fund - Class Z	387,248	4,066,101
Fidelity Total Bond Fund - Class Z	2,239,174	21,451,289
Frost Total Return Bond Fund - Class I	564,436	5,407,294
PGIM Short-Term Corporate Bond Fund - Class Q	835	8,770
		76,523,705
International Fixed Income — 2.7%
iShares J.P. Morgan USD Emerging Markets Bond ETF(3)	51,174	4,557,556
		4,557,556
Total Registered Investment Companies (Cost $77,338,957)		81,081,261

Money Market Registered Investment Companies — 16.1%
Meeder Institutional Prime Money Market Fund, 5.45%(4)	26,716,053	26,724,067
Total Money Market Registered Investment Companies (Cost $26,702,206)		26,724,067
Total Investments — 99.3% (Cost $152,477,152)		164,827,789
Other Assets less Liabilities — 0.7%.		1,196,471
Total Net Assets — 100.0%		166,024,260

Trustee Deferred Compensation(5)
Meeder Balanced Fund - Retail Class	712	9,028
Meeder Conservative Allocation Fund - Retail Class	227	5,044
Meeder Dynamic Allocation Fund - Retail Class	1,719	23,258
Meeder Muirfield Fund - Retail Class.	2,383	21,661
Total Trustee Deferred Compensation (Cost $54,455)		58,991

The accompanying notes are an integral part of these financial statements.

Page 40	2023 Annual Report | December 31, 2023

Schedules of Investments

December 31, 2023

Moderate Allocation Fund

	Long (Short) Contracts	Expiration Date	Notional Value of Contracts ($)	Value and Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Index Futures
Mini MSCI EAFE Futures - Mar 2024	70	3/15/24	7,883,400	288,305
Mini MSCI Emg Mkt Futures - Mar 2024	42	3/15/24	2,170,770	99,508
Russell 2000 Futures Mini March 2024	65	3/15/24	6,655,025	453,765
S&P 500 Mini Futures March 2024	5	3/15/24	1,205,000	15,747
S&P Mid Cap Futures EMini March 2024	12	3/15/24	3,371,400	162,290
Total Futures Contracts	194		21,285,595	1,019,615

(1)	Represents non-income producing securities.

(2)	Fair valued security deemed a Level 3 security. Security is not part of the investment strategy of the Fund.

(3)	Exchange-traded fund.

(4)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2023.

(5)	Assets of affiliates to the Moderate Allocation Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

2023 Annual Report | December 31, 2023	Page 41

Schedules of Investments

December 31, 2023

Conservative Allocation Fund

Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks (United States) — 18.3%
Communication Services — 1.6%
Alphabet Inc(1)	6,072	855,727
Comcast Corp.	5,445	238,763
Meta Platforms Inc(1)	1,498	530,232
Netflix Inc.(1)	79	38,464
Telephone and Data Systems Inc.	971	17,818
T-Mobile US Inc.	1,840	295,007
Verizon Communications Inc.	1,511	56,965
		2,032,976

Consumer Discretionary — 2.9%
Aaron's Co Inc/The.	212	2,307
Amazon.com Inc(1)	1,824	277,139
Booking Holdings Inc(1)	12	42,567
DR Horton Inc.	1,630	247,727
eBay Inc.	1,009	44,013
Frontdoor Inc(1)	359	12,644
Garmin Ltd.	3,651	469,300
Home Depot Inc/The.	1,662	575,966
JAKKS Pacific Inc(1)	206	7,323
La-Z-Boy Inc.	179	6,609
Leggett & Platt Inc.	6,995	183,059
Lennar Corp.	4,395	655,031
Lowe's Cos Inc.	452	100,593
Lululemon Athletica Inc(1)	70	35,790
Monro Inc.	878	25,760
PulteGroup Inc.	1,329	137,179
Qurate Retail Inc(1)	353	309
Ross Stores Inc.	1,365	188,902
Skyline Champion Corp(1)	726	53,913
Tesla Inc(1)	1,621	402,786
TJX Cos Inc/The.	1,651	154,880
Toll Brothers Inc.	488	50,161
Town Sports International Holdings Inc(1)(2)	464	0
Tupperware Brands Corp(1)	164	328
Yum! Brands Inc.	493	64,415
		3,738,701
Consumer Staples — 0.2%
Altria Group Inc.	1,836	74,064
Kroger Co/The.	3,050	139,416
Medifast Inc.	278	18,687
Walmart Inc.	56	8,828
		240,995

Conservative Allocation Fund

Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks (United States) — continued
Energy — 0.7%
ConocoPhillips.	2,237	259,648
Devon Energy Corp.	1,689	76,512
Diamondback Energy Inc.	281	43,577
EOG Resources Inc.	1,741	210,574
HF Sinclair Corp.	73	4,057
Marathon Petroleum Corp.	1,213	179,961
Pioneer Natural Resources Co.	567	127,507
Teekay Corp(1)	65	465
Valero Energy Corp.	399	51,870
Westmoreland Coal Co(1)(2)	410	0
		954,171

Financials — 3.3%
Ally Financial Inc.	2,221	77,557
American Equity Investment Life Holding Co(1)	234	13,057
American Express Co.	1,607	301,055
Ameriprise Financial Inc.	712	270,439
Axis Capital Holdings Ltd.	2	111
Bank of New York Mellon Corp/The	2,047	106,546
Berkshire Hathaway Inc(1)	3,870	1,380,274
Capital One Financial Corp.	1,339	175,570
Citizens Financial Group Inc.	422	13,985
First American Financial Corp.	233	15,015
Fiserv Inc(1)	819	108,796
Green Dot Corp(1)	323	3,198
Heartland Financial USA Inc.	353	13,276
M&T Bank Corp.	971	133,105
Mastercard Inc.	2,553	1,088,880
Medley Management Inc(1)	25	0
Northern Trust Corp.	1,356	114,419
Old Republic International Corp.	23	676
PROG Holdings Inc(1)	110	3,400
RAIT Financial Trust(1)(2)	368	0
State Street Corp.	2,138	165,610
Synchrony Financial.	977	37,312
Zions Bancorp NA.	3,208	140,735
		4,163,016

Health Care — 2.3%
AbbVie Inc.	3,017	467,544
Amgen Inc.	1,049	302,133
Amneal Pharmaceuticals Inc(1)	442	2,683
Bristol-Myers Squibb Co.	3,323	170,503
Centene Corp(1)	1,858	137,882
Centogene NV(1)	138	166

The accompanying notes are an integral part of these financial statements.

Page 42	2023 Annual Report | December 31, 2023

Schedules of Investments

December 31, 2023

Conservative Allocation Fund

Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks (United States) — continued
Cigna Group/The.	362	108,401
CVS Health Corp.	2,360	186,346
Elevance Health Inc.	710	334,808
Eli Lilly & Co.	316	184,203
Eloxx Pharmaceuticals Inc(1)	15	18
Genprex Inc(1)	271	62
Gilead Sciences Inc.	3,105	251,536
Humana Inc.	415	189,991
Johnson & Johnson.	2,280	357,367
Karuna Therapeutics Inc(1)	28	8,862
McKesson Corp.	257	118,986
Palatin Technologies Inc(1)	34	135
Quest Diagnostics Inc.	537	74,042
		2,895,668
Industrials — 1.9%
Applied Industrial Technologies Inc.	203	35,056
Arcosa Inc.	399	32,973
BlueLinx Holdings Inc(1)	22	2,493
Boise Cascade Co.	47	6,080
Delta Air Lines Inc.	1,467	59,017
EMCOR Group Inc.	253	54,504
Fastenal Co.	6,015	389,591
Ferguson PLC.	1,416	273,387
Huntington Ingalls Industries Inc.	382	99,182
Johnson Controls International plc.	1,040	59,946
MSC Industrial Direct Co Inc.	2,483	251,429
Owens Corning.	1,799	266,666
Trane Technologies PLC.	492	119,999
UFP Industries Inc.	6	753
Union Pacific Corp.	180	44,212
United Airlines Holdings Inc(1)	1,606	66,263
Verisk Analytics Inc.	754	180,100
Waste Management Inc.	1,318	236,054
WW Grainger Inc.	324	268,496
		2,446,201
Information Technology — 5.4%
Adobe Inc(1)	287	171,224
Analog Devices Inc.	2,706	537,303
Autodesk Inc(1)	109	26,539
Broadcom Inc.	511	570,404
Cisco Systems Inc.	1,738	87,804
Consensus Cloud Solutions Inc(1)	477	12,502
Gen Digital Inc.	1,212	27,658
GLOBALFOUNDRIES Inc(1)	11	667

Conservative Allocation Fund

Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks (United States) — continued
HubSpot Inc(1)	132	76,631
Intel Corp.	4,316	216,879
International Business Machines Corp.	454	74,252
Intuit Inc.	261	163,133
Manhattan Associates Inc(1)	217	46,724
Marvell Technology Inc.	160	9,650
Microchip Technology Inc.	2,106	189,919
Microsoft Corp.	5,177	1,946,759
NVIDIA Corp.	1,613	798,790
Oracle Corp.	1,517	159,937
Palantir Technologies Inc(1)	559	9,598
QUALCOMM Inc.	3,311	478,870
Roper Technologies Inc.	306	166,822
Salesforce Inc(1)	312	82,100
Skyworks Solutions Inc.	2,449	275,316
Smartsheet Inc(1)	791	37,826
Texas Instruments Inc.	4,723	805,083
		6,972,390
Materials — 0.0%
CF Industries Holdings Inc.	19	1,511
PPG Industries Inc.	57	8,524
		10,035
Real Estate — 0.0%
Spirit MTA REITLiquidating Trust(1)(2)	477	0
		0
Utilities — 0.0%
Vistra Corp.	1,100	42,372
		42,372
Total Common Stocks (United States) (Cost $20,764,221)		23,496,525

Preferred Stock (United States) — 0.0%
WESCO International Inc Series A Variable Pfd, 9.7%	153	4,042
Total Preferred Stock (United States) (Cost $3,824)		4,042

Warrants (United States) — 0.0%
Chord Energy Corp A Warrants, Expiration Date 9/1/2024(1)	8	240
Chord Energy Corp B Warrants, Expiration Date 9/1/2025(1)	2	42

The accompanying notes are an integral part of these financial statements.

2023 Annual Report | December 31, 2023	Page 43

Schedules of Investments

December 31, 2023

Conservative Allocation Fund

Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Warrants (United States) — continued
Chord Energy Corp Warrants, Expiration Date 11/19/2024(1)(2)	1	0
Civitas Resources Inc A Warrants, Expiration Date 1/20/2025(1)(2)	4	0
Civitas Resources Inc B Warrants, Expiration Date 1/20/2026(1)(2)	1	0
Hertz Global Holdings Inc Warrants, Expiration Date 6/30/2051(1)	21	115
Nabors Industries Ltd Warrants, Expiration Date 6/11/2026(1)	6	63
Total Warrants (United States) (Cost $375)		460

Registered Investment Companies — 68.0%
U.S. Fixed Income — 64.2%
Baird Core Plus Bond Fund - Class I	2,187,987	22,251,829
BBH Limited Duration Fund - Class I	51	522
BrandywineGLOBAL High Yield Fund - Class I	433,941	4,387,140
Dodge & Cox Income Fund - Class I	1,765,716	22,283,341
FIDELITY ADVISOR SERIES I - Fidelity Advisor High Income Advantage Fund - Class Z	418,365	4,392,835
Fidelity Total Bond Fund - Class Z	2,403,050	23,021,223
Frost Total Return Bond Fund - Class I	622,658	5,965,060
PGIM Short-Term Corporate Bond Fund - Class Q	881	9,246
		82,311,196
International Fixed Income — 3.8%
iShares J.P. Morgan USD Emerging Markets Bond ETF(3)	54,524	4,855,907
		4,855,907

Total Registered Investment Companies (Cost $83,144,983)		87,167,103

Money Market Registered Investment Companies — 13.0%
Meeder Institutional Prime Money Market Fund, 5.45%(4)	16,703,420	16,708,431
Total Money Market Registered Investment Companies (Cost $16,693,852)		16,708,431
Total Investments — 99.3% (Cost $120,607,255)		127,376,561
Other Assets less Liabilities — 0.7%.		940,901
Total Net Assets — 100.0%.		128,317,462

Conservative Allocation Fund

Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Trustee Deferred Compensation(5)
Meeder Balanced Fund - Retail Class	1,527	19,362
Meeder Conservative Allocation Fund - Retail Class	448	9,955
Meeder Dynamic Allocation Fund - Retail Class	4,033	54,566
Meeder Muirfield Fund - Retail Class	2,770	25,179
Total Trustee Deferred Compensation (Cost $93,432)		109,062

	Long (Short) Contracts	Expiration Date	Notional Value of Contracts ($)	Value and Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Index Futures
Mini MSCI EAFE Futures - Mar 2024	32	3/15/24	3,603,840	131,640
Mini MSCI Emg Mkt Futures - Mar 2024	20	3/15/24	1,033,700	47,102
Russell 2000 Futures Mini March 2024	20	3/15/24	2,047,700	120,470
S&P 500 Mini Futures March 2024	14	3/15/24	3,374,000	67,760
S&P Mid Cap Futures EMini March 2024	8	3/15/24	2,247,600	110,965
Total Futures Contracts	94		12,306,840	477,937

(1)	Represents non-income producing securities.

(2)	Fair valued security deemed a Level 3 security. Security is not part of the investment strategy of the Fund.

(3)	Exchange-traded fund.

(4)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2023.

(5)	Assets of affiliates to the Conservative Allocation Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

Page 44	2023 Annual Report | December 31, 2023

Schedules of Investments

December 31, 2023

Dynamic Allocation Fund

Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks (United States) — 60.1%
Communication Services — 5.3%
Alphabet Inc(1)	51,411	7,245,352
AT&T Inc.	5,810	97,492
Comcast Corp.	23,344	1,023,634
Meta Platforms Inc(1)	11,786	4,171,773
Netflix Inc.(1)	1,363	663,618
Telephone and Data Systems Inc.	4,089	75,033
T-Mobile US Inc.	6,220	997,253
TripAdvisor Inc(1)	6,234	134,218
Verizon Communications Inc.	2,952	111,290
		14,519,663
Consumer Discretionary — 9.4%
Amazon.com Inc(1)	20,806	3,161,264
Chico's FAS Inc(1)	743	5,632
DR Horton Inc.	16,902	2,568,766
Frontdoor Inc(1)	1,100	38,742
Garmin Ltd.	38,284	4,921,025
Home Depot Inc/The.	3,338	1,156,784
La-Z-Boy Inc.	2,846	105,074
Leggett & Platt Inc.	26,456	692,353
Lennar Corp.	21,640	3,225,226
Lennar Corp(1)	35	4,692
M/I Homes Inc(1)	3,097	426,581
Mohawk Industries Inc(1)	1,924	199,134
NVR Inc(1)	84	588,038
O'Reilly Automotive Inc(1)	576	547,246
PulteGroup Inc.	12,481	1,288,289
Ross Stores Inc.	12,718	1,760,044
Skechers USA Inc(1)	615	38,339
Skyline Champion Corp(1)	7,804	579,525
Tesla Inc(1)	8,608	2,138,916
TJX Cos Inc/The.	9,178	860,988
Toll Brothers Inc.	9,628	989,662
Town Sports International Holdings Inc(1)(2)	2,090	0
Tupperware Brands Corp(1)	13,119	26,238
Whirlpool Corp.	1,202	146,367
Yum! Brands Inc.	4,335	566,411
		26,035,336
Consumer Staples — 0.4%
Altria Group Inc.	2,523	101,778
Casey's General Stores Inc.	1,563	429,419
Kroger Co/The.	13,396	612,331

Dynamic Allocation Fund

Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks (United States) — continued
Medifast Inc.	928	62,380
		1,205,908
Energy — 3.1%
Ardmore Shipping Corp.	6,127	86,329
Berry Corp.	1,448	10,180
Chevron Corp.	20,119	3,000,950
ConocoPhillips.	9,090	1,055,076
Devon Energy Corp.	4,369	197,916
Diamondback Energy Inc.	6,714	1,041,207
EOG Resources Inc.	3,293	398,288
Helmerich & Payne Inc.	1,786	64,689
Marathon Oil Corp.	331	7,997
Marathon Petroleum Corp.	1,524	226,101
Ovintiv Inc.	57	2,504
Pioneer Natural Resources Co.	7,188	1,616,437
Scorpio Tankers Inc.	579	35,203
Solaris Oilfield Infrastructure Inc.	279	2,221
Teekay Corp(1)	1,128	8,065
Valero Energy Corp.	6,516	847,080
		8,600,243
Financials — 11.2%
Ally Financial Inc.	4,720	164,822
American Equity Investment Life Holding Co(1)	401	22,376
American Express Co.	7,027	1,316,438
Ameriprise Financial Inc.	5,453	2,071,213
Bank of New York Mellon Corp/The.	6,906	359,457
Berkshire Hathaway Inc(1)	33,275	11,867,861
Capital One Financial Corp.	4,423	579,944
Citizens Financial Group Inc.	14,484	480,000
First American Financial Corp.	4,425	285,147
M&T Bank Corp.	3,410	467,443
Mastercard Inc.	22,956	9,790,964
Northern Trust Corp.	10,996	927,842
Old Republic International Corp.	241	7,085
State Street Corp.	18,262	1,414,575
Synchrony Financial.	3,164	120,833
Zions Bancorp NA.	26,580	1,166,065
		31,042,065
Health Care — 7.0%
AbbVie Inc.	18,016	2,791,940
Amgen Inc.	6,021	1,734,168
Bristol-Myers Squibb Co.	19,865	1,019,273
Centene Corp(1)	13,188	978,682

The accompanying notes are an integral part of these financial statements.

2023 Annual Report | December 31, 2023	Page 45

Schedules of Investments

December 31, 2023

Dynamic Allocation Fund

Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks (United States) — continued
Cigna Group/The.	2,312	692,328
CVS Health Corp.	13,782	1,088,227
Elevance Health Inc.	3,732	1,759,862
Eli Lilly & Co.	1,765	1,028,854
Gilead Sciences Inc.	16,050	1,300,211
Humana Inc.	3,290	1,506,195
Johnson & Johnson.	7,003	1,097,650
Karuna Therapeutics Inc(1)	1,247	394,688
McKesson Corp.	1,626	752,805
Organon & Co.	348	5,018
Pfizer Inc.	16,915	486,983
Quest Diagnostics Inc.	685	94,448
UnitedHealth Group Inc.	4,671	2,459,141
Viatris Inc.	7,721	83,618
		19,274,091
Industrials — 6.7%
AGCO Corp.	4,628	561,886
Allegion plc.	6,632	840,208
Applied Industrial Technologies Inc.	589	101,714
Arcosa Inc.	400	33,056
Armstrong World Industries Inc.	2,748	270,183
Boise Cascade Co.	1,198	154,973
Builders FirstSource Inc(1)	3,337	557,079
Delta Air Lines Inc.	12,769	513,697
EMCOR Group Inc.	1,844	397,253
Fastenal Co.	36,692	2,376,541
Ferguson PLC.	6,912	1,334,500
Huntington Ingalls Industries Inc.	1,163	301,961
Johnson Controls International plc.	7,434	428,496
Karat Packaging Inc.	223	5,542
MDU Resources Group Inc.	10,609	210,058
MSC Industrial Direct Co Inc.	11,571	1,171,679
Norfolk Southern Corp.	2,639	623,807
Owens Corning.	6,290	932,367
StarTek Inc(1)	1,629	7,184
Trane Technologies PLC.	4,686	1,142,915
UFP Industries Inc.	286	35,907
Union Pacific Corp.	8,468	2,079,910
United Airlines Holdings Inc(1)	15,308	631,608
Verisk Analytics Inc.	4,738	1,131,719
Waste Management Inc.	5,977	1,070,481
WW Grainger Inc.	1,782	1,476,726
		18,391,450

Dynamic Allocation Fund

Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks (United States) — continued
Information Technology — 16.8%
Adobe Inc(1)	2,270	1,354,282
Analog Devices Inc.	17,030	3,381,477
Apple Inc.	573	110,320
Autodesk Inc(1)	2,291	557,813
Broadcom Inc.	2,721	3,037,316
Cirrus Logic Inc(1)	2,538	211,136
Cisco Systems Inc.	9,418	475,797
Consensus Cloud Solutions Inc(1)	4,011	105,128
DocuSign Inc(1)	4,853	288,511
Gen Digital Inc.	8,522	194,472
GLOBALFOUNDRIES Inc(1)	875	53,025
HubSpot Inc(1)	875	507,973
Intel Corp.	23,781	1,194,995
International Business Machines Corp.	2,799	457,776
Intuit Inc.	1,502	938,795
Itron Inc(1)	757	57,161
Jabil Inc.	421	53,635
KLA Corp.	239	138,931
Manhattan Associates Inc(1)	597	128,546
Microchip Technology Inc.	11,341	1,022,731
Microsoft Corp.	40,165	15,103,647
NVIDIA Corp.	11,847	5,866,871
ON Semiconductor Corp(1)	3,247	271,222
Oracle Corp.	9,954	1,049,450
Palantir Technologies Inc(1)	858	14,732
QUALCOMM Inc.	18,597	2,689,684
Roper Technologies Inc.	278	151,557
Salesforce Inc(1)	1,297	341,293
Skyworks Solutions Inc.	22,313	2,508,428
Smartsheet Inc(1)	6,466	309,204
TD SYNNEX Corp.	1,028	110,623
Texas Instruments Inc.	21,536	3,671,027
		46,357,558
Materials — 0.2%
CF Industries Holdings Inc.	244	19,398
PPG Industries Inc.	3,568	533,594
		552,992
Real Estate — 0.0%
CorEnergy Infrastructure Trust Inc.	5,320	1,862
NET Lease Office Properties.	202	3,733
Rafael Holdings Inc(1)	1,612	2,950
RE/MAX Holdings Inc.	991	13,210

The accompanying notes are an integral part of these financial statements.

Page 46	2023 Annual Report | December 31, 2023

Schedules of Investments

December 31, 2023

Dynamic Allocation Fund

Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks (United States) — continued
Spirit MTA REITLiquidating Trust(1)(2)	3,134	0
		21,755
Utilities — 0.0%
Vistra Corp.	2,234	86,054
		86,054

Total Common Stocks (United States) (Cost $137,553,599)		166,087,115

Preferred Stock (United States) — 0.0%
WESCO International Inc Series A Variable Pfd, 9.7%	610	16,116
Total Preferred Stock (United States) (Cost $15,247)		16,116

Warrants (United States) — 0.0%
Chaparral Energy Inc A Warrants, Expiration Date 10/14/2024(1)(2)	2	0
Chaparral Energy Inc B Warrants, Expiration Date 10/14/2025(1)(2)	2	0
Chord Energy Corp A Warrants, Expiration Date 9/1/2024(1)	45	1,351
Chord Energy Corp B Warrants, Expiration Date 9/1/2025(1)	22	456
Chord Energy Corp Warrants, Expiration Date 11/19/2024(1)(2)	7	0
Civitas Resources Inc A Warrants, Expiration Date 1/20/2025(1)(2)	15	0
Civitas Resources Inc B Warrants, Expiration Date 1/20/2026(1)(2)	8	0
Hertz Global Holdings Inc Warrants, Expiration Date 6/30/2051(1)	89	488
Nabors Industries Ltd Warrants, Expiration Date 6/11/2026(1)	27	284
Total Warrants (United States) (Cost $2,715)		2,579

Registered Investment Companies — 5.1%
U.S. Fixed Income — 4.4%
iShares Core U.S. Aggregate Bond ETF(3)	49,414	4,904,340
SPDR Bloomberg High Yield Bond ETF(3)	24,282	2,300,234
Vanguard Total Bond Market ETF(3)	67,157	4,939,397
		12,143,971

Dynamic Allocation Fund

Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Registered Investment Companies — continued
International Fixed Income — 0.3%
iShares J.P. Morgan USD Emerging Markets Bond ETF(3)	7,209	642,033
		642,033
International Equity — 0.4%
iShares Core MSCI EAFE ETF(3)	15,725	1,106,254
		1,106,254

Total Registered Investment Companies (Cost $13,143,681)		13,892,258

Money Market Registered Investment Companies — 33.3%
Meeder Institutional Prime Money Market Fund, 5.45%(4)	92,031,060	92,058,669
Total Money Market Registered Investment Companies (Cost $92,017,934)		92,058,669
Total Investments — 98.5% (Cost $242,733,176)		272,056,737
Other Assets less Liabilities — 1.5%.		4,167,414
Total Net Assets — 100.0%.		276,224,151

Trustee Deferred Compensation(5)
Meeder Balanced Fund - Retail Class	4,376	55,488
Meeder Conservative Allocation Fund - Retail Class	1,269	28,197
Meeder Dynamic Allocation Fund - Retail Class	11,837	160,155
Meeder Muirfield Fund - Retail Class	6,142	55,831
Total Trustee Deferred Compensation (Cost $250,893)		299,671

The accompanying notes are an integral part of these financial statements.

2023 Annual Report | December 31, 2023	Page 47

Schedules of Investments

December 31, 2023

Dynamic Allocation Fund

	Long (Short) Contracts	Expiration Date	Notional Value of Contracts ($)	Value and Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Index Futures
Mini MSCI EAFE Futures - Mar 2024	366	3/15/24	41,218,920	1,526,575
Mini MSCI Emg Mkt Futures - Mar 2024	232	3/15/24	11,990,920	556,062
Russell 2000 Futures Mini March 2024	204	3/15/24	20,886,540	1,445,929
S&P 500 Mini Futures March 2024	47	3/15/24	11,327,000	264,676
S&P Mid Cap Futures EMini March 2024	31	3/15/24	8,709,450	431,254
Total Futures Contracts	880		94,132,830	4,224,496

(1)	Represents non-income producing securities.

(2)	Fair valued security deemed a Level 3 security. Security is not part of the investment strategy of the Fund.

(3)	Exchange-traded fund.

(4)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2023.

(5)	Assets of affiliates to the Dynamic Allocation Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

Page 48	2023 Annual Report | December 31, 2023

Schedules of Investments

December 31, 2023

Quantex Fund

Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks (United States) — 59.8%
Communication Services — 3.0%
DISH Network Corp(1)	572	3,300
Interpublic Group of Cos Inc/The	5,740	187,354
Match Group Inc(1)	4,323	157,790
News Corp.	10,447	268,697
News Corp.	10,579	259,714
Paramount Global	11,228	166,062
		1,042,917
Consumer Discretionary — 14.4%
Advance Auto Parts Inc.	1,281	78,179
Bath & Body Works Inc.	4,509	194,608
BorgWarner Inc.	4,805	172,259
Caesars Entertainment Inc(1)	4,598	215,554
CarMax Inc(1)	3,211	246,412
Carnival Corp(1)	24,173	448,167
Domino's Pizza Inc.	569	234,559
Expedia Group Inc(1)	2,116	321,188
Hasbro Inc.	3,130	159,818
MGM Resorts International(1)	5,791	258,742
Mohawk Industries Inc(1)	1,816	187,956
Newell Brands Inc.	14,336	124,437
Norwegian Cruise Line Holdings Ltd(1)	12,527	251,041
Phinia Inc.	961	29,109
Pool Corp.	643	256,371
PulteGroup Inc.	4,195	433,008
Ralph Lauren Corp.	1,776	256,099
Royal Caribbean Cruises Ltd(1)	3,935	509,543
Tapestry Inc.	5,010	184,418
VF Corp.	6,901	129,739
Whirlpool Corp.	1,345	163,781
Wynn Resorts Ltd.	2,282	207,913
		5,062,901
Consumer Staples — 1.3%
Lamb Weston Holdings Inc.	2,023	218,666
Molson Coors Beverage Co.	3,901	238,780
		457,446
Energy — 0.7%
EQT Corp.	6,074	234,821
		234,821
Financials — 6.4%
Assurant Inc.	1,517	255,599
Comerica Inc.	2,928	163,412

Quantex Fund

Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks (United States) — continued
Everest Group Ltd.	580	205,076
FleetCor Technologies Inc(1)	1,053	297,588
Franklin Resources Inc.	7,179	213,863
Globe Life Inc.	1,620	197,186
Invesco Ltd.	10,655	190,085
Jack Henry & Associates Inc.	1,105	180,568
Lincoln National Corp.	6,278	169,318
MarketAxess Holdings Inc.	679	198,845
Signature Bank/New York NY.	1,708	2,733
SVB Financial Group(1)	798	24
Zions Bancorp NA.	3,958	173,638
		2,247,935
Health Care — 5.7%
Bio-Rad Laboratories Inc(1)	456	147,238
Bio-Techne Corp.	2,336	180,246
Catalent Inc(1)	4,287	192,615
Charles River Laboratories International Inc(1)	881	208,268
DaVita Inc(1)	2,581	270,385
DENTSPLY SIRONA Inc.	5,931	211,084
Henry Schein Inc(1)	2,439	184,657
Organon & Co.	6,845	98,705
Teleflex Inc.	778	193,986
Universal Health Services Inc.	1,368	208,538
Viatris Inc.	11,014	119,282
		2,015,004
Industrials — 9.8%
A O Smith Corp.	3,009	248,062
Alaska Air Group Inc(1)	4,559	178,120
Allegion plc.	1,801	228,169
American Airlines Group Inc(1)	15,425	211,940
Ceridian HCM Holding Inc(1)	3,101	208,139
CH Robinson Worldwide Inc.	2,170	187,466
Generac Holdings Inc(1)	1,987	256,800
Huntington Ingalls Industries Inc.	849	220,434
Masco Corp.	4,078	273,144
Nordson Corp.	812	214,498
Pentair PLC.	4,290	311,926
Robert Half Inc.	2,636	231,757
Snap-on Inc.	849	245,225
Stanley Black & Decker Inc.	2,544	249,566
United Airlines Holdings Inc(1)	4,352	179,564
		3,444,810

The accompanying notes are an integral part of these financial statements.

2023 Annual Report | December 31, 2023	Page 49

Schedules of Investments

December 31, 2023

Quantex Fund

Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Common Stocks (United States) — continued
Information Technology — 8.1%
Akamai Technologies Inc(1)	2,273	269,010
DXC Technology Co(1)	7,068	161,645
F5 Inc(1)	1,066	190,793
Juniper Networks Inc.	5,969	175,966
NetApp Inc.	3,188	281,054
Qorvo Inc(1)	2,145	241,548
Seagate Technology Holdings PLC.	3,551	303,149
Teradyne Inc.	2,234	242,434
Trimble Inc(1)	3,376	179,603
Tyler Technologies Inc(1)	602	251,708
Western Digital Corp(1)	6,135	321,290
Zebra Technologies Corp(1)	742	202,811
		2,821,011
Materials — 3.7%
Celanese Corp.	1,895	294,426
Eastman Chemical Co.	2,364	212,334
International Paper Co.	5,470	197,740
Packaging Corp of America.	1,513	246,483
Sealed Air Corp.	3,486	127,309
Westrock Co.	5,478	227,447
		1,305,739
Real Estate — 4.7%
Boston Properties Inc.	2,895	203,142
Camden Property Trust.	1,748	173,559
Federal Realty Investment Trust.	1,834	188,994
Host Hotels & Resorts Inc.	12,171	236,970
Kimco Realty Corp.	9,158	195,157
Regency Centers Corp.	3,090	207,030
UDR Inc.	5,008	191,756
Vornado Realty Trust.	8,445	238,571
		1,635,179
Utilities — 2.0%
NiSource Inc.	7,066	187,602
NRG Energy Inc.	6,050	312,785
Pinnacle West Capital Corp.	2,600	186,784
		687,171
Total Common Stocks (United States) (Cost $17,454,223)		20,954,934

Quantex Fund

Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Preferred Stock (United States) — 0.0%
Wells Fargo & Co.	1	1
Total Preferred Stock (United States) (Cost $–)		1

Warrants (United States) — 0.0%
ABIOMED Inc - CVR(1)(2)	546	0
Total Warrants (United States) (Cost $–)		0

Money Market Registered Investment Companies — 38.1%
Meeder Institutional Prime Money Market Fund, 5.45%(3)	13,334,878	13,338,879
Total Money Market Registered Investment Companies (Cost $13,331,873)		13,338,879
Total Investments — 97.9% (Cost $30,786,096)		34,293,814
Other Assets less Liabilities — 2.1%		745,583
Total Net Assets — 100.0%		35,039,397

Trustee Deferred Compensation(4)
Meeder Balanced Fund - Retail Class	1,260	15,977
Meeder Conservative Allocation Fund - Retail Class	363	8,066
Meeder Dynamic Allocation Fund - Retail Class	3,358	45,434
Meeder Muirfield Fund - Retail Class	1,795	16,317
Total Trustee Deferred Compensation (Cost $72,488)		85,794

The accompanying notes are an integral part of these financial statements.

Page 50	2023 Annual Report | December 31, 2023

Schedules of Investments

December 31, 2023

Quantex Fund

	Long (Short) Contracts	Expiration Date	Notional Value of Contracts ($)	Value and Unrealized Appreciation (Depreciation) ($)
Futures Contracts
Index Futures
S&P 500 Mini Futures March 2024	56	3/15/24	13,496,000	391,397
S&P Mid Cap Futures EMini March 2024.	2	3/15/24	561,900	27,236
Total Futures Contracts.	58		14,057,900	418,633

(1)	Represents non-income producing securities.

(2)	Fair valued security deemed a Level 3 security. Security is not part of the investment strategy of the Fund.

(3)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2023.

(4)	Assets of affiliates to the Quantex Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

2023 Annual Report | December 31, 2023	Page 51

Schedules of Investments

December 31, 2023

Tactical Income Fund

Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Registered Investment Companies — 66.2%
U.S. Fixed Income — 60.6%
Baird Core Plus Bond Fund - Class I	344,913	3,507,769
BBH Limited Duration Fund - Class I	494,401	5,072,551
BrandywineGLOBAL High Yield Fund - Class I	344,375	3,481,636
Diamond Hill Short Duration Securitized Bond Fund - Class Y	231,317	2,243,775
Dodge & Cox Income Fund - Class I	284,444	3,589,686
FIDELITY ADVISOR SERIES I - Fidelity Advisor High Income Advantage Fund - Class Z	332,015	3,486,157
Fidelity Total Bond Fund - Class Z	1,108,717	10,621,507
PIMCO Low Duration Income Fund - Class I	1,316,571	10,453,573
		42,456,654
International Fixed Income — 5.6%
iShares J.P. Morgan USD Emerging Markets Bond ETF(1)	44,192	3,935,740
		3,935,740
Total Registered Investment Companies (Cost $44,715,122)		46,392,394

Money Market Registered Investment Companies — 33.4%
Meeder Institutional Prime Money Market Fund, 5.45%(2)	23,422,380	23,429,407
Total Money Market Registered Investment Companies (Cost $23,422,804)		23,429,407

U.S. Government Obligations — 0.1%
Government National Mortgage Association.	66,209	74,239
Total U.S. Government Obligations (Cost $70,300)		74,239
Total Investments — 99.7% (Cost $68,208,226)		69,896,040
Other Assets less Liabilities — 0.3%.		204,908
Total Net Assets — 100.0%.		70,100,948

Tactical Income Fund

Security Description	Shares, Contracts or Principal Amount ($)	Fair Value ($)
Trustee Deferred Compensation(3)
Meeder Balanced Fund - Retail Class	1,462	18,538
Meeder Conservative Allocation Fund - Retail Class	430	9,555
Meeder Dynamic Allocation Fund - Retail Class	3,790	51,279
Meeder Muirfield Fund - Retail Class	2,227	20,243
Total Trustee Deferred Compensation (Cost $87,547)		99,615

(1)	Exchange-traded fund.

(2)	Investment in affiliate. The yield shown represents the 7-day yield in effect at December 31, 2023.

(3)	Assets of affiliates to the Tactical Income Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

Page 52	2023 Annual Report | December 31, 2023

Schedules of Investments

December 31, 2023

Institutional Prime Money Market Fund

Security Description	Coupon/ Yield		Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)
Certificates of Deposit — 6.7%
Banco Santander SA/New York (Secured Overnight Financing Rate + 0.49%)	5.88	%(1)	2/9/24	2,000,000	2,000,972
Bank of America NA (Secured Overnight Financing Rate + 0.50%)	5.90	%(1)	1/16/24	10,000,000	10,001,420
Bank of Nova Scotia/Houston (Secured Overnight Financing Rate + 0.64%)	6.03	%(1)	5/31/24	439,000	439,604
Bank of Nova Scotia/Houston (Secured Overnight Financing Rate + 0.64%)	6.03	%(1)	7/8/24	1,000,000	1,001,706
Mizuho Bank Ltd/New York NY (Secured Overnight Financing Rate + 0.43%)	5.83	%(1)	2/2/24	10,000,000	10,002,990
Nordea Bank Abp/New York NY (Secured Overnight Financing Rate + 0.60%)	5.99	%(1)	4/12/24	1,000,000	1,001,181
Royal Bank of Canada/ New York NY.	5.87%		6/27/24	1,000,000	1,001,713
Royal Bank of Canada/ New York NY (Secured Overnight Financing Rate + 0.70%)	6.09	%(1)	3/28/24	3,000,000	3,004,134
Sumitomo Mitsui Banking Corp/ New York (Secured Overnight Financing Rate + 0.30%)	5.70	%(1)	3/7/24	3,000,000	3,000,891
Sumitomo Mitsui Banking Corp/ New York (Secured Overnight Financing Rate + 0.40%)	5.80	%(1)	2/13/24	10,000,000	10,003,200
Svenska Handelsbanken/ New York NY (Secured Overnight Financing Rate + 0.57%)	5.96	%(1)	1/9/24	1,211,000	1,211,175
Total Certificates of Deposit (Cost $42,651,876)					42,668,986

Commercial Paper — 53.8%
American Honda Finance Corp.	5.77%		3/18/24	3,500,000	3,455,848
American Honda Finance Corp.	5.83%		1/22/24	5,000,000	4,981,525
American Honda Finance Corp.	5.82%		1/16/24	5,000,000	4,986,300
American Honda Finance Corp.	5.92%		1/4/24	5,000,000	4,995,495
Anglesea Funding LLC.	5.35%		1/2/24	30,000,000	30,077,106
Aquitaine Funding Co LLC.	5.55%		2/1/24	13,300,000	13,231,704
Australia & New Zealand Banking Group Ltd.	5.79%		3/4/24	1,500,000	1,485,375
Australia & New Zealand Banking Group Ltd.	5.86%		7/16/24	2,500,000	2,428,352
Australia & New Zealand Banking Group Ltd.	5.71%		4/2/24	5,000,000	4,930,085
Australia & New Zealand Banking Group Ltd.	5.64%		2/2/24	1,227,000	1,220,632

Institutional Prime Money Market Fund

Security Description	Coupon/ Yield		Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)
Commercial Paper — continued
Australia & New Zealand Banking Group Ltd.	5.56%		1/16/24	4,000,000	3,989,352
Banco Santander SA.	5.57%		4/1/24	5,000,000	4,928,960
Bank of Montreal	5.80%		4/12/24	3,000,000	2,953,407
Bank of Montreal	5.95%		9/4/24	2,500,000	2,411,887
Bank of Montreal	5.87%		5/1/24	4,250,000	4,172,510
Bank of Nova Scotia (Secured Overnight Financing Rate + 0.48%)	5.28	%(1)	1/31/24	10,000,000	10,002,880
Bank of Nova Scotia/The.	5.82%		6/11/24	2,500,000	2,439,580
Barclays Bank PLC.	5.79%		2/2/24	7,500,000	7,460,707
Barclays Capital Inc.	5.84%		2/26/24	10,000,000	9,910,600
Cabot Trail Funding LLC.	5.52%		4/9/24	10,000,000	9,844,330
Cabot Trail Funding LLC.	5.76%		2/20/24	5,000,000	4,959,820
Canadian Imperial Bank of Commerce	5.85%		7/1/24	7,500,000	7,301,362
Canadian Imperial Holdings Inc.	5.69%		3/1/24	7,500,000	7,429,237
Canadian Imperial Holdings Inc.	5.73%		3/19/24	895,000	884,125
Columbia Funding Co LLC.	5.78%		3/12/24	3,000,000	2,966,181
Columbia Funding Co LLC.	5.75%		3/5/24	5,000,000	4,949,035
Commonwealth Bank of Australia	5.70%		2/20/24	5,000,000	4,960,555
Commonwealth Bank of Australia	5.87%		9/20/24	3,000,000	2,890,239
CommonWealth Bank of Australia (Secured Overnight Financing Rate + 0.50%)	5.53	%(1)	3/25/24	5,000,000	5,004,350
CommonWealth Bank of Australia (Secured Overnight Financing Rate + 0.54%)	5.59	%(1)	4/18/24	4,250,000	4,254,471
Fairway Finance Co LLC.	5.70%		1/22/24	3,500,000	3,487,473
Great Bear Funding LLC.	5.33%		1/4/24	10,000,000	9,991,090
Great Bear Funding LLC.	5.49%		4/2/24	2,000,000	1,971,292
Halkin Finance LLC.	5.33%		1/2/24	30,000,000	29,982,240
HSBC USA Inc.	5.92%		4/26/24	2,000,000	1,963,868
HSBC USA Inc.	5.80%		5/7/24	5,000,000	4,901,460
HSBC USA Inc.	5.70%		6/3/24	5,000,000	4,881,055
ING US Funding LLC.	5.89%		6/18/24	3,500,000	3,412,699
LMA-Americas LLC.	5.60%		5/7/24	5,000,000	4,902,580
LMA-Americas LLC.	5.78%		3/8/24	3,000,000	2,967,975
LMA-Americas LLC.	5.71%		2/8/24	3,650,000	3,627,312
Mackinac Funding Co LLC.	5.63%		1/5/24	4,000,000	3,995,848
Mackinac Funding Co LLC.	5.83%		4/18/24	5,000,000	4,916,570
Macquarie Bank Ltd.	5.68%		1/17/24	3,200,000	3,190,906
Macquarie Bank Ltd.	5.78%		2/12/24	5,000,000	4,966,155
Macquarie Bank Ltd.	5.79%		3/1/24	1,000,000	990,431
Macquarie International Finance Ltd.	5.66%		8/16/24	2,200,000	2,126,681

The accompanying notes are an integral part of these financial statements.

2023 Annual Report | December 31, 2023	Page 53

Schedules of Investments

December 31, 2023

Institutional Prime Money Market Fund

Security Description	Coupon/ Yield		Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)
Commercial Paper — continued
Macquarie International Finance Ltd.	5.93%		5/17/24	1,150,000	1,125,840
Macquarie International Finance Ltd.	5.93%		5/3/24	551,000	540,486
Macquarie International Finance Ltd.	5.62%		5/13/24	5,000,000	4,897,690
MetLife Short Term Funding LLC	5.66%		1/25/24	5,000,000	4,980,005
MUFG Bank Ltd/New York NY.	5.90%		4/12/24	5,000,000	4,921,075
MUFG Bank Ltd/New York NY.	5.73%		8/9/24	1,060,000	1,025,848
National Australia Bank Ltd.	5.49%		3/5/24	5,000,000	4,949,650
National Australia Bank Ltd.	5.76%		4/15/24	650,000	639,365
National Australia Bank Ltd (Secured Overnight Financing Rate + 0.25%)	5.52	%(1)	3/6/24	6,000,000	6,001,398
National Bank of Canada.	5.76%		2/20/24	5,000,000	4,960,410
Nordea Bank Abp.	5.76%		4/4/24	3,500,000	3,449,387
Nordea Bank Abp (Secured Overnight Financing Rate + 0.37%)	5.64	%(1)	3/8/24	5,000,000	5,002,285
Pacific Life Short Term Funding LLC	5.56%		1/19/24	1,200,000	1,196,263
Ridgefield Funding Co LLC.	5.76%		4/5/24	5,000,000	4,925,780
Royal Bank of Canada.	5.33%		2/2/24	5,000,000	4,974,050
Royal Bank of Canada/New York NY	5.88%		7/3/24	1,500,000	1,459,658
Santander UK PLC.	5.71%		2/1/24	2,500,000	2,487,265
Skandinaviska Enskilda Banken AB	5.73%		3/11/24	3,000,000	2,967,579
Svenska Handelsbanken AB	5.87%		6/3/24	2,500,000	2,442,298
Svenska Handelsbanken AB (Secured Overnight Financing Rate + 0.52%)	5.50	%(1)	4/2/24	5,000,000	5,005,360
Toyota Credit de Puerto Rico Corp.	5.79%		3/25/24	1,215,000	1,198,953
Toyota Motor Credit Corp.	5.70%		2/12/24	1,535,000	1,524,725
Toyota Motor Credit Corp.	5.46%		1/19/24	1,000,000	996,889
Westpac Banking Corp.	5.82%		5/30/24	1,750,000	1,711,136
Westpac Banking Corp.	5.76%		3/18/24	1,200,000	1,185,756
Westpac Banking Corp (Secured Overnight Financing Rate + 0.62%)	5.65	%(1)	5/24/24	1,150,000	1,151,686
Total Commercial Paper (Cost $343,399,986)					343,502,482

Institutional Prime Money Market Fund

Security Description	Coupon/ Yield		Maturity/ Demand Date	Principal Amount ($) or Shares	Fair Value ($)
Repurchase Agreements — 38.4%
Loop Capital (Collateralized by $46,187,801 FMACs, 5.00%, due 2/1/53, fair value $45,900,000) (proceeds $45,026,850), purchase date 12/29/23	5.37%		1/2/24	45,000,000	45,000,000
South Street (Collateralized by $42,654,370 various FMACs, FNMAs, and U.S. Treasuries, 2.63% - 6.00%, due 2/15/29 - 2/1/53, fair value $40,800,000)(proceeds $40,024,178), purchase date 12/29/23	5.44%		1/2/24	40,000,000	40,000,000
South Street (Collateralized by $59,843,511 various FMACs, SBAs, FNMAs, and GNMAs, 2.00% - 8.83%, due 7/25/38 - 12/20/53, fair value $61,245,635) (proceeds $60,002,500), purchase date 12/29/23	5.48%		1/2/24	60,000,000	60,000,000
StoneX (Collateralized by $579,396,112 (original par amount) various ABS, Corp. Bonds, FMACs, GNMAs, FNMAs, MTNs and Municipal Bonds, 0.16% - 6.55%, due 1/7/24 - 3/16/64, fair value $77,251,256) (proceeds $75,047,000) purchase date 12/29/23	5.64%		1/2/24	75,000,000	75,000,000
Truist (Collateralized by $25,580,000 various Municipal Bonds, 1.76%
- 7.00%, due 9/1/26
- 8/15/42, fair value
$25,501,236) (proceeds $25,014,861), purchase date 12/29/23	5.35%		1/2/24	25,000,000	25,000,000
Total Repurchase Agreements (Cost $245,000,000)					245,000,000

Variable Rate Demand Notes — 0.3%
Sports & Exhibition Authority of Pittsburgh and Allegheny County	5.38	%(2)	1/4/24	1,615,000	1,615,000
Total Variable Rate Demand Notes (Cost $1,615,000)					1,615,000

The accompanying notes are an integral part of these financial statements.

Page 54	2023 Annual Report | December 31, 2023

Schedules of Investments

December 31, 2023

Institutional Prime Money Market Fund

Security Description	Principal Amount ($) or Shares	Fair Value ($)
Money Market Registered Investment Companies — 1.1%
Federated Hermes Government Obligations Fund, 5.28%(3)	7,065,859	7,065,859
Total Money Market Registered Investment Companies (Cost $7,065,859)		7,065,859
Total Investments — 100.3% (Cost $639,732,721)		639,852,327
Liabilities less Other Assets — (0.3%)		(2,101,616)
Total Net Assets — 100.0%.		637,750,711

Trustee Deferred Compensation(4)
Meeder Balanced Fund - Retail Class	112	1,420
Meeder Conservative Allocation Fund - Retail Class	36	800
Meeder Dynamic Allocation Fund - Retail Class	271	3,667
Meeder Muirfield Fund - Retail Class	377	3,427
Total Trustee Deferred Compensation (Cost $8,596)		9,314

(1)	Floating rate security. Interest rates reset periodically. The reference rate and spread are indicated in the description above. The rate shown represents the rate in effect at December 31, 2023. The maturity date shown reflects the earlier of the next demand date or stated maturity date.

(2)	Variable rate security. Securities payable at par including accrued interest (usually within seven days notice) and unconditionally secured as to principal and interest by letters of credit or other credit support agreements from major banks. The interest rates are adjustable and are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above. The rate shown represents the rate in effect at December 31, 2023. The maturity date shown, if applicable, reflects the earlier of the next demand date or stated maturity date.

(3)	7-day yield as of December 31, 2023. The Fund may invest a significant portion of its assets in shares of one or more investment companies, including money market mutual funds. The Fund will incur additional indirect expenses (acquired fund fees and expenses) to the extent it invests in shares of other investment companies.

(4)	Assets of affiliates to the Institutional Prime Money Market Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

The accompanying notes are an integral part of these financial statements.

2023 Annual Report | December 31, 2023	Page 55

Statements of Assets and Liabilities
December 31, 2023

	Muirfield Fund	Spectrum Fund
Assets
Investments, at fair value (1)(2)	$466,765,469	$112,463,979
Repurchase agreements, at fair value (1)	—	—
Investments in affiliates, at fair value (1)	269,785,737	75,328,289
Trustee deferred compensation investments, at fair value	432,150	77,150
Cash	—	—
Deposits at broker for futures contracts (3)	11,279,354	3,369,693
Receivable for securities sold	11,640,884	2,798,511
Receivable for capital stock issued	323,218	136,546
Interest and dividend receivable	1,381,335	384,415
Prepaid expenses/other assets	75,177	30,533
Total Assets	761,683,324	194,589,116

Liabilities
Payable for securities purchased	11,674,070	2,810,467
Payable for Trustee Deferred Compensation Plan	432,150	77,150
Payable for capital stock redeemed	494,744	98,897
Dividends payable	—	—
Payable to investment adviser	389,885	117,246
Accrued distribution plan (12b-1) and shareholder service plan fees	63,643	14,234
Accrued transfer agent, fund accounting, CCO, and administration fees and expenses	105,677	37,362
Accrued trustee fees	4,849	1,549
Other accrued liabilities	53,725	41,330
Total Liabilities	13,218,743	3,198,235

Net Assets	$748,464,581	$191,390,881

Net Assets
Capital	$619,281,858	$162,461,707
Distributable Earnings (Accumulated Deficit)	129,182,723	28,929,174
Total Net Assets	$748,464,581	$191,390,881

Net Asset Value Per Share
Retail Class
Net Assets	$42,666,785	$1,789,116
Shares Outstanding	4,696,167	143,035
Net Asset Value, Offering and Redemption Price Per Share	$9.09	$12.51

Adviser Class
Net Assets	$102,116,697	$36,058,966
Shares Outstanding	11,079,244	2,851,644
Net Asset Value, Offering and Redemption Price Per Share	$9.22	$12.64

Institutional Class
Net Assets	$603,681,099	$153,542,799
Shares Outstanding	65,394,233	12,111,169
Net Asset Value, Offering and Redemption Price Per Share	$9.23	$12.68

Net Asset Value Per Share - Institutional Prime Money Market Fund
Net Assets
Shares Outstanding
Net Asset Value, Offering and Redemption Price Per Share

(1) Investments and affiliated investments at cost (See Note #4)	$655,895,109	$169,713,924
(2) Fair value of securities loaned included in investments at fair value (See Note #2 Note #3, and Note #5)	$—	$—
(3) Required margin held as collateral for futures contracts	$11,286,407	$3,233,863

The accompanying notes are an integral part of these financial statements.

Page 56	2023 Annual Report | December 31, 2023

Global Allocation Fund	Balanced Fund	Moderate Allocation Fund	Conservative Allocation Fund	Dynamic Allocation Fund	Quantex Fund	Tactical Income Fund	Institutional Prime Money Market Fund
$14,355,776	$300,730,538	$138,103,722	$110,668,130	$179,998,068	$20,954,935	$46,466,633	$394,852,327
—	—	—	—	—	—	—	245,000,000
17,873,873	60,576,374	26,724,067	16,708,431	92,058,669	13,338,879	23,429,407	—
139,349	273,257	58,991	109,062	299,671	85,794	99,615	9,314
—	—	—	—	—	—	—	65,416
900,222	2,276,625	992,713	626,012	3,955,939	787,899	—	—
376,431	4,843,798	1,426,935	1,176,136	4,152,500	—	—	—
9,884	623,526	200,555	290,390	133,219	31,305	93,855	—
87,952	481,690	237,177	186,107	482,140	88,061	189,683	544,066
17,235	176,806	21,308	18,965	22,337	11,775	15,314	34,772
33,760,722	369,982,614	167,765,468	129,783,233	281,102,543	35,298,648	70,294,507	640,505,895

376,878	4,855,825	1,428,253	1,176,510	4,164,990	—	—	—
139,349	273,257	58,991	109,062	299,671	85,794	99,615	9,314
71,417	134,607	90,483	53,445	167,409	106,070	26,433	—
—	—	—	—	—	—	—	2,626,873
20,358	203,659	81,568	52,218	143,123	21,394	16,660	—
2,949	30,411	11,713	11,467	12,514	7,060	6,017	53
9,544	67,063	33,079	26,467	51,706	9,875	14,204	81,646
356	2,436	1,122	845	1,562	385	484	226
27,981	44,107	35,999	35,757	37,417	28,673	30,146	37,072
648,832	5,611,365	1,741,208	1,465,771	4,878,392	259,251	193,559	2,755,184
$33,111,890	$364,371,249	$166,024,260	$128,317,462	$276,224,151	$35,039,397	$70,100,948	$637,750,711

$29,198,193	$312,335,629	$155,300,417	$127,550,955	$227,211,261	$29,564,592	$82,211,994	$637,624,469
3,913,697	52,035,620	10,723,843	766,507	49,012,890	5,474,805	(12,111,046)	126,242
$33,111,890	$364,371,249	$166,024,260	$128,317,462	$276,224,151	$35,039,397	$70,100,948	$637,750,711

$2,879,857	$7,742,420	$932,079	$5,674,837	$11,134,712	$12,956,436	$2,475,697
254,391	610,677	78,495	255,354	822,992	352,755	268,370
$11.32	$12.68	$11.87	$22.22	$13.53	$36.73	$9.22

$3,838,032	$69,696,523	$32,880,818	$22,207,384	$26,251,525	$3,949,682	$9,359,094
335,963	5,443,938	2,755,364	987,440	1,914,443	106,542	1,013,463
$11.42	$12.80	$11.93	$22.49	$13.71	$37.07	$9.23

$26,394,001	$286,932,306	$132,211,363	$100,435,241	$238,837,914	$18,133,279	$58,266,157
2,316,035	22,369,435	11,065,718	4,454,829	17,451,488	490,194	6,312,810
$11.40	$12.83	$11.95	$22.55	$13.69	$36.99	$9.23
							$637,750,711
							637,536,107
							$1.0003
$30,151,274	$321,628,806	$152,477,152	$120,607,255	$242,733,176	$30,786,096	$68,208,226	$639,732,721
$—	$—	$—	$—	$—	$—	$—	$—
$726,795	$2,245,526	$961,796	$553,668	$3,927,089	$691,000	$—	$—

The accompanying notes are an integral part of these financial statements.

2023 Annual Report | December 31, 2023	Page 57

Statements of Operations

For the Year Ended December 31, 2023

	Muirfield Fund	Spectrum Fund
Investment Income
Interest	$1,134	$—
Income from affiliates	12,717,492	4,061,393
Dividends	6,313,017	1,489,442
Total Investment Income	19,031,643	5,550,835

Fund Expenses
Investment advisory fees	4,378,525	1,404,923
Transfer agent fees and expenses - Retail Class	40,450	2,225
Transfer agent fees and expenses - Adviser Class	96,598	43,582
Transfer agent fees and expenses - Institutional Class	542,091	190,455
Transfer agent fees and expenses - Money Market Fund	—	—
Fund accounting fees	105,392	55,732
Administration fees	465,176	159,859
Trustee fees	31,923	9,216
Audit fees	16,443	16,446
Legal fees	9,563	9,563
Custody fees	67,531	18,600
Printing expenses	10,298	5,572
Distribution plan (12b-1) fees - Retail Class (1)	81,499	4,416
Shareholder service plan fees - Retail Class	44,681	3,532
Shareholder service plan fees - Adviser Class	2,380	574
Shareholder service plan fees - Institutional Class	436,586	118,019
Postage expenses	24,676	13,417
Registration fees	71,139	48,173
Insurance expenses	33,067	8,628
Chief Compliance Officer fees	7,501	7,501
Other expenses	40,471	32,238
Total Expenses Before Reductions	6,505,990	2,152,671

Expenses voluntarily reimbursed/waived by investment adviser (See Note #5)	—	—
Securities lending credit (See Note #5)	(5,572)	(1,982)
Transfer agent expenses voluntarily waived (See Note #5)	(27,000)	—

Net Expenses	6,473,418	2,150,689

Net Investment Income (Loss)	12,558,225	3,400,146

Realized and Unrealized Gain (Loss) from Investments
Net realized gains (losses) from unaffiliated investments	58,360,862	19,387,786
Net realized gains (losses) from affiliated investments	9,091	13,635
Net realized gains (losses) from futures contracts	(9,645,244)	(1,507,160)
Net Realized Gains (Losses) from Investment Transactions, Futures Contracts, and Distributions of Long-term Realized Gains by Other Investment Companies	48,724,709	17,894,261

Net change in unrealized appreciation (depreciation) of unaffiliated investments	18,037,345	(207,698)
Net change in unrealized appreciation (depreciation) of affiliated investments	63,866	8,995
Net change in unrealized appreciation (depreciation) of futures contracts	10,069,572	3,429,257
Net Change in Unrealized Appreciation (Depreciation) of Investment Transactions and Futures Contracts	28,170,783	3,230,554

Net Realized and Unrealized Gain (Loss) from Investments	76,895,492	21,124,815

Net Change in Net Assets Resulting from Operations	$89,453,717	$24,524,961

(1)	Only the Retail Class of shares has adopted a Rule 12b-1 Plan. See #5 of the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

Page 58	2023 Annual Report | December 31, 2023

Global Allocation Fund	Balanced Fund	Moderate Allocation Fund	Conservative Allocation Fund	Dynamic Allocation Fund	Quantex Fund	Tactical Income Fund	Institutional Prime Money Market Fund
$6,108	$167,382	$127,836	$135,659	$17,331	$—	$122,998	$34,730,850
793,175	4,571,904	2,541,283	1,672,326	3,127,330	628,587	1,289,494	—
362,745	6,120,150	3,388,986	3,206,571	2,743,418	362,045	1,855,670	—
1,162,028	10,859,436	6,058,105	5,014,556	5,888,079	990,632	3,268,162	34,730,850

238,546	2,399,328	958,049	602,443	1,737,285	247,153	272,938	1,800,784
3,691	8,696	1,192	7,031	11,989	17,741	2,174	—
5,588	83,257	39,757	26,785	30,667	5,319	9,016	—
36,441	343,482	161,432	120,559	257,567	24,067	51,863	—
—	—	—	—	—	—	—	457,328
35,357	71,989	52,967	49,049	60,955	35,590	42,646	103,031
31,806	289,910	137,740	106,391	201,638	32,954	64,584	458,094
2,037	16,376	7,741	5,943	11,547	2,088	3,555	1,245
16,849	14,962	16,846	16,846	16,846	16,849	16,100	15,100
9,563	9,563	9,563	9,563	9,563	9,562	9,563	26,082
3,121	34,799	15,920	12,001	23,634	3,300	6,840	49,675
395	6,963	3,558	3,537	4,862	630	1,434	4,177
6,416	17,460	2,351	13,722	23,897	24,822	5,879	—
4,231	10,426	1,646	6,125	9,709	5,796	3,301	—
16	910	297	750	552	77	391	—
4,225	216,981	98,961	70,999	117,102	6,716	39,524	—
873	16,307	8,491	8,652	12,715	1,472	3,106	1,968
44,914	55,741	47,295	48,049	64,834	45,281	46,819	14,751
1,507	15,053	7,055	5,240	10,827	1,459	3,065	40,107
7,501	7,501	7,501	7,501	7,501	7,501	7,501	7,501
29,521	35,635	31,799	31,375	32,191	29,459	30,400	68,190
482,598	3,655,339	1,610,161	1,152,561	2,645,881	517,836	620,699	3,048,033

—	—	—	—	(200,000)	—	(75,071)	(1,800,784)
(139)	(2,150)	(862)	(464)	(2,170)	—	—	—
—	(140,000)	—	—	—	—	—	—

482,459	3,513,189	1,609,299	1,152,097	2,443,711	517,836	545,628	1,247,249

679,569	7,346,247	4,448,806	3,862,459	3,444,368	472,796	2,722,534	33,483,601

2,349,145	23,267,376	4,049,784	(1,120,760)	25,785,363	1,899,973	(870,358)	7,501
317	24,009	12,751	3,927	5,641	(463)	2,389	—
326,151	(5,978,981)	(1,188,949)	(387,291)	447,053	973,019	—	—

2,675,613	17,312,404	2,873,586	(1,504,124)	26,238,057	2,872,529	(867,969)	7,501

175,597	14,617,079	8,728,441	8,743,245	9,844,033	346,443	3,061,202	247,127
4,351	(4,147)	(4,637)	(529)	15,419	4,211	2,770	—
1,218,883	2,200,167	1,287,436	533,356	6,290,321	817,134	—	—
1,398,831	16,813,099	10,011,240	9,276,072	16,149,773	1,167,788	3,063,972	247,127

4,074,444	34,125,503	12,884,826	7,771,948	42,387,830	4,040,317	2,196,003	254,628

$4,754,013	$41,471,750	$17,333,632	$11,634,407	$45,832,198	$4,513,113	$4,918,537	$33,738,229

The accompanying notes are an integral part of these financial statements.

2023 Annual Report | December 31, 2023	Page 59

Statements of Changes in Net Assets
For the Years Ended December 31,

	Muirfield Fund
	2023	2022
Operations
Net investment income (loss)	$12,558,225	$4,192,165
Net realized gains (losses) from investment transactions, futures contracts, and distributions of long-term realized gains by other investment companies	48,724,709	10,647,459
Net change in unrealized appreciation (depreciation) of investment transactions and futures contracts	28,170,783	(96,853,122)
Net change in net assets resulting from operations	89,453,717	(82,013,498)

Distributions to Shareholders
Retail Class	(1,205,639)	(1,037,037)
Adviser Class	(3,157,387)	(2,518,745)
Institutional Class	(17,709,992)	(13,506,315)
Change in net assets resulting from distributions	(22,073,018)	(17,062,097)

Capital Transactions:
Issued	174,493,246	173,001,385
Reinvested	21,969,316	16,522,225
Redeemed	(151,455,846)	(174,842,415)
Net change in net assets resulting from capital transactions	45,006,716	14,681,195

Total Change in Net Assets	112,387,415	(84,394,400)

Net Assets - Beginning of Year	636,077,166	720,471,566

Net Assets - End of Year	$748,464,581	$636,077,166

Share Transactions:
Issued	19,897,337	19,687,102
Reinvested	2,430,047	1,938,275
Redeemed	(17,251,613)	(20,301,814)
Net change in shares	5,075,771	1,323,563

The accompanying notes are an integral part of these financial statements.

Page 60	2023 Annual Report | December 31, 2023

Spectrum Fund		Global Allocation Fund		Balanced Fund		Moderate Allocation Fund
2023	2022	2023	2022	2023	2022	2023	2022
$3,400,146	$946,417	$679,569	$81,828	$7,346,247	$3,063,016	$4,448,806	$1,794,800

17,894,261	9,200,023	2,675,613	(908,957)	17,312,404	(5,472,333)	2,873,586	(4,912,396)
3,230,554	(30,701,279)	1,398,831	(4,901,505)	16,813,099	(39,784,367)	10,011,240	(15,175,162)
24,524,961	(23,554,839)	4,754,013	(5,728,634)	41,471,750	(42,193,684)	17,333,632	(18,292,758)

(143,420)	(48,367)	(45,751)	(18,338)	(120,544)	(235,650)	(22,551)	(29,590)
(2,994,063)	(916,716)	(83,531)	(31,247)	(1,413,683)	(2,483,575)	(890,185)	(913,063)
(12,687,685)	(4,076,838)	(548,265)	(190,868)	(5,759,540)	(10,529,353)	(3,515,203)	(3,734,734)
(15,825,168)	(5,041,921)	(677,547)	(240,453)	(7,293,767)	(13,248,578)	(4,427,939)	(4,977,387)

24,602,506	34,617,151	6,063,691	4,937,882	54,784,178	72,790,300	22,471,031	32,951,993
15,823,894	5,015,633	677,451	239,130	7,283,027	13,138,981	4,418,359	4,649,341
(41,893,797)	(37,981,293)	(9,367,236)	(12,802,206)	(77,587,419)	(72,023,363)	(32,292,987)	(29,867,265)
(1,467,397)	1,651,491	(2,626,094)	(7,625,194)	(15,520,214)	13,905,918	(5,403,597)	7,734,069

7,232,396	(26,945,269)	1,450,372	(13,594,281)	18,657,769	(41,536,344)	7,502,096	(15,236,076)

184,158,485	211,103,754	31,661,518	45,255,799	345,713,480	387,249,824	158,522,168	173,758,244

$191,390,881	$184,158,485	$33,111,890	$31,661,518	$364,371,249	$345,713,480	$166,024,260	$158,522,168

1,941,171	2,699,636	567,612	476,289	4,544,169	5,868,495	1,984,834	2,818,277
1,252,424	406,298	61,622	23,319	590,633	1,115,552	384,616	419,117
(3,300,768)	(2,977,091)	(875,138)	(1,255,187)	(6,429,085)	(5,847,014)	(2,849,736)	(2,563,757)
(107,173)	128,843	(245,904)	(755,579)	(1,294,283)	1,137,033	(480,286)	673,637

The accompanying notes are an integral part of these financial statements.

2023 Annual Report | December 31, 2023	Page 61

Statements of Changes in Net Assets
For the Years Ended December 31,

	Conservative Allocation Fund
	2023	2022
Operations
Net investment income (loss)	$3,862,459	$1,650,473
Net realized gains (losses) from investment transactions, futures contracts, and distributions of long-term realized gains by other investment companies	(1,504,124)	(4,554,048)
Net change in unrealized appreciation (depreciation) of investment transactions and futures contracts	9,276,072	(10,543,725)
Net change in net assets resulting from operations	11,634,407	(13,447,300)

Distributions to Shareholders
Retail Class	(158,729)	(97,079)
Adviser Class	(681,745)	(418,971)
Institutional Class	(2,991,746)	(1,819,093)
Money Market Fund	–	–
Change in net assets resulting from distributions	(3,832,220)	(2,335,143)

Capital Transactions:
Issued	26,767,993	26,477,489
Reinvested	3,826,126	2,320,415
Redeemed	(30,485,167)	(27,078,721)
Net change in net assets resulting from capital transactions	108,952	1,719,183

Total Change in Net Assets	7,911,139	(14,063,260)

Net Assets - Beginning of Year	120,406,323	134,469,583

Net Assets - End of Year	$128,317,462	$120,406,323

Share Transactions:
Issued	1,239,400	1,191,691
Reinvested	175,640	109,084
Redeemed	(1,415,831)	(1,220,358)
Net change in shares	(791)	80,417

The accompanying notes are an integral part of these financial statements.

Page 62	2023 Annual Report | December 31, 2023

Dynamic Allocation Fund		Quantex Fund		Tactical Income Fund		Institutional Prime Money Market Fund
2023	2022	2023	2022	2023	2022	2023	2022

$3,444,368	$1,141,553	$472,796	$95,229	$2,722,534	$1,121,035	$33,483,601	$11,476,246

26,238,057	(7,144,258)	2,872,529	(801,148)	(867,969)	(3,422,380)	7,501	757
16,149,773	(31,379,715)	1,167,788	(4,793,158)	3,063,972	(1,705,580)	247,127	(93,978)
45,832,198	(37,382,420)	4,513,113	(5,499,077)	4,918,537	(4,006,925)	33,738,229	11,383,025

(109,810)	(277,373)	(156,043)	(354,444)	(86,407)	(32,054)	–	–
(362,615)	(821,467)	(56,129)	(96,619)	(393,163)	(175,671)	–	–
(2,954,145)	(6,547,141)	(247,905)	(426,957)	(2,242,155)	(917,046)	–	–
–	–	–	–	–	–	(33,483,600)	(11,475,492)
(3,426,570)	(7,645,981)	(460,077)	(878,020)	(2,721,725)	(1,124,771)	(33,483,600)	(11,475,492)

69,012,333	59,839,928	4,220,236	3,580,398	16,044,423	18,954,073	879,526,395	1,037,794,871
3,413,268	7,577,815	445,218	869,434	2,718,207	1,122,527	2,089,602	685,718
(53,623,273)	(45,104,562)	(5,846,392)	(7,932,328)	(18,185,104)	(16,959,409)	(937,202,461)	(972,298,987)
18,802,328	22,313,181	(1,180,938)	(3,482,496)	577,526	3,117,191	(55,586,464)	66,181,602

61,207,956	(22,715,220)	2,872,098	(9,859,593)	2,774,338	(2,014,505)	(55,331,835)	66,089,135

215,016,195	237,731,415	32,167,299	42,026,892	67,326,611	69,341,116	693,082,546	626,993,411

$276,224,151	$215,016,195	$35,039,397	$32,167,299	$70,100,948	$67,326,611	$637,750,711	$693,082,546

5,498,590	4,841,994	125,067	102,272	1,783,172	2,059,279	879,463,522	1,038,099,219
260,063	633,922	12,731	28,783	302,411	124,210	2,089,371	685,953
(4,287,105)	(3,687,590)	(171,257)	(225,437)	(2,024,943)	(1,845,711)	(937,133,579)	(972,566,847)
1,471,548	1,788,326	(33,459)	(94,382)	60,640	337,778	(55,580,686)	66,218,325

The accompanying notes are an integral part of these financial statements.

2023 Annual Report | December 31, 2023	Page 63

Financial Highlights

For the Years Ended December 31,

		Income from Investment Operations			Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (1)	Net gains (losses) on securities and futures (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Return of Capital	Total Distributions
Muirfield Fund - Retail Class (4)(5)(6)(7)
2023	$8.24	0.14	0.97	1.11	(0.14)	(0.12)	0.00	(0.26)
2022	$9.53	0.03	(1.09)	(1.06)	(0.06)	(0.17)	0.00	(0.23)
2021	$8.20	(0.01)	1.66	1.65	(0.07)	(0.25)	0.00	(0.32)
2020	$7.91	0.03	0.31	0.34	(0.05)	0.00	0.00	(0.05)
2019	$7.16	0.07	0.89	0.96	(0.03)	(0.18)	0.00	(0.21)
Muirfield Fund - Adviser Class (4)(5)(6)(7)
2023	$8.36	0.17	0.98	1.15	(0.17)	(0.12)	0.00	(0.29)
2022	$9.63	0.06	(1.10)	(1.04)	(0.06)	(0.17)	0.00	(0.23)
2021	$8.26	0.03	1.67	1.70	(0.08)	(0.25)	0.00	(0.33)
2020	$7.97	0.05	0.31	0.36	(0.07)	0.00	0.00	(0.07)
2019	$7.20	0.09	0.90	0.99	(0.04)	(0.18)	0.00	(0.22)
Muirfield Fund - Institutional Class (4)(5)(6)(7)
2023	$8.37	0.16	0.98	1.14	(0.16)	(0.12)	0.00	(0.28)
2022	$9.65	0.06	(1.11)	(1.05)	(0.06)	(0.17)	0.00	(0.23)
2021	$8.28	0.03	1.66	1.69	(0.07)	(0.25)	0.00	(0.32)
2020	$7.99	0.05	0.31	0.36	(0.07)	0.00	0.00	(0.07)
2019	$7.21	0.10	0.90	1.00	(0.04)	(0.18)	0.00	(0.22)
Spectrum Fund - Retail Class (4)(5)(6)(7)
2023	$11.95	0.18	1.43	1.61	(0.17)	(0.88)	0.00	(1.05)
2022	$13.88	0.01	(1.61)	(1.60)	(0.09)	(0.24)	0.00	(0.33)
2021	$12.15	(0.06)	2.56	2.50	(0.03)	(0.74)	0.00	(0.77)
2020	$12.19	0.00	(0.03)	(0.03)	(0.01)	0.00	0.00	(0.01)
2019	$10.89	0.04	1.38	1.42	(0.01)	(0.11)	0.00	(0.12)
Spectrum Fund - Adviser Class (4)(5)(6)(7)
2023	$12.08	0.24	1.44	1.68	(0.24)	(0.88)	0.00	(1.12)
2022	$13.96	0.07	(1.62)	(1.55)	(0.09)	(0.24)	0.00	(0.33)
2021	$12.17	0.02	2.54	2.56	(0.03)	(0.74)	0.00	(0.77)
2020	$12.27	0.03	(0.02)	0.01	(0.11)	0.00	0.00	(0.11)
2019	$10.95	0.07	1.37	1.44	(0.01)	(0.11)	0.00	(0.12)
Spectrum Fund - Institutional Class (4)(5)(6)(7)
2023	$12.11	0.23	1.45	1.68	(0.23)	(0.88)	0.00	(1.11)
2022	$14.01	0.06	(1.62)	(1.56)	(0.10)	(0.24)	0.00	(0.34)
2021	$12.22	0.01	2.55	2.56	(0.03)	(0.74)	0.00	(0.77)
2020	$12.31	0.04	(0.02)	0.02	(0.11)	0.00	0.00	(0.11)
2019	$10.96	0.09	1.38	1.47	(0.01)	(0.11)	0.00	(0.12)

See footnotes on pages 72 and 73.

The accompanying notes are an integral part of these financial statements.

Page 64	2023 Annual Report | December 31, 2023

			Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets After Fee Reductions (2)	Ratio of Expenses to Average Net Assets Before Fee Reductions (3)	Portfolio Turnover Rate
$9.09	13.55%	$42,667	1.60%	1.18%	1.18%	316%
$8.24	(11.19%)	$38,206	0.37%	1.20%	1.20%	267%
$9.53	20.20%	$43,353	(0.06)%	1.21%	1.21%	197%
$8.20	4.36%	$134,240	0.35%	1.28%	1.28%	225%
$7.91	13.53%	$189,105	0.94%	1.28%	1.28%	222%

$9.22	13.84%	$102,117	1.91%	0.87%	0.87%	316%
$8.36	(10.85%)	$94,282	0.71%	0.87%	0.87%	267%
$9.63	20.61%	$104,300	0.33%	0.90%	0.90%	197%
$8.26	4.67%	$48,953	0.64%	0.98%	0.98%	225%
$7.97	13.81%	$60,024	1.14%	1.09%	1.09%	222%

$9.23	13.70%	$603,681	1.84%	0.94%	0.95%	316%
$8.37	(10.93%)	$503,589	0.63%	0.94%	0.95%	267%
$9.65	20.55%	$572,819	0.27%	0.94%	0.95%	197%
$8.28	4.66%	$390,632	0.73%	0.88%	0.97%	225%
$7.99	14.01%	$432,299	1.35%	0.87%	0.98%	222%

$12.51	13.66%	$1,789	1.43%	1.53%	1.53%	334%
$11.95	(11.52%)	$1,715	0.08%	1.52%	1.52%	289%
$13.88	20.58%	$2,526	(0.43)%	1.49%	1.49%	200%
$12.15	(0.23%)	$36,604	(0.04)%	1.73%	1.73%	182%
$12.19	13.03%	$51,060	0.37%	1.77%	1.77%	74%

$12.64	14.07%	$36,059	1.88%	1.08%	1.08%	334%
$12.08	(11.08%)	$33,536	0.56%	1.08%	1.08%	289%
$13.96	21.07%	$38,190	0.11%	1.09%	1.09%	200%
$12.17	0.18%	$12,475	0.32%	1.36%	1.36%	182%
$12.27	13.17%	$15,564	0.63%	1.51%	1.51%	74%

$12.68	14.06%	$153,543	1.80%	1.16%	1.16%	334%
$12.11	(11.19%)	$148,907	0.49%	1.15%	1.15%	289%
$14.01	20.98%	$170,388	0.05%	1.13%	1.13%	200%
$12.22	0.25%	$136,200	0.33%	1.32%	1.33%	182%
$12.31	13.44%	$146,433	0.77%	1.38%	1.40%	74%

The accompanying notes are an integral part of these financial statements.

2023 Annual Report | December 31, 2023	Page 65

Financial Highlights
For the Years Ended December 31,

		Income from Investment Operations			Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (1)	Net gains (losses) on securities and futures (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Return of Capital	Total Distributions
Global Allocation Fund - Retail Class (4)(5)(6)(7)
2023	$9.98	0.19	1.34	1.53	(0.19)	0.00	0.00	(0.19)
2022	$11.55	(0.02)	(1.47)	(1.49)	(0.03)	(0.05)	0.00	(0.08)
2021	$11.40	(0.08)	1.52	1.44	0.00	(1.29)	0.00	(1.29)
2020	$11.32	(0.02)	0.35	0.33	0.00	(0.25)	0.00	(0.25)
2019	$10.22	0.08	1.26	1.34	(0.04)	(0.20)	0.00	(0.24)
Global Allocation Fund - Adviser Class (4)(5)(6)(7)
2023	$10.08	0.23	1.35	1.58	(0.24)	0.00	0.00	(0.24)
2022	$11.61	0.03	(1.48)	(1.45)	(0.03)	(0.05)	0.00	(0.08)
2021	$11.42	(0.02)	1.50	1.48	0.00	(1.29)	0.00	(1.29)
2020	$11.35	0.01	0.37	0.38	(0.06)	(0.25)	0.00	(0.31)
2019	$10.24	0.11	1.25	1.36	(0.05)	(0.20)	0.00	(0.25)
Global Allocation Fund - Institutional Class (4)(5)(6)(7)
2023	$10.05	0.23	1.36	1.59	(0.24)	0.00	0.00	(0.24)
2022	$11.58	0.03	(1.48)	(1.45)	(0.03)	(0.05)	0.00	(0.08)
2021	$11.38	(0.02)	1.51	1.49	0.00	(1.29)	0.00	(1.29)
2020	$11.36	0.02	0.35	0.37	(0.10)	(0.25)	0.00	(0.35)
2019	$10.24	0.13	1.26	1.39	(0.07)	(0.20)	0.00	(0.27)
Balanced Fund - Retail Class (4)(5)(6)(7)
2023	$11.50	0.21	1.17	1.38	(0.20)	0.00	0.00	(0.20)
2022	$13.42	0.06	(1.55)	(1.49)	(0.23)	(0.20)	0.00	(0.43)
2021	$12.82	(0.01)	1.71	1.70	(0.16)	(0.94)	0.00	(1.10)
2020	$12.26	0.08	0.56	0.64	(0.08)	0.00	0.00	(0.08)
2019	$11.08	0.16	1.20	1.36	(0.09)	(0.09)	0.00	(0.18)
Balanced Fund - Adviser Class (4)(5)(6)(7)
2023	$11.62	0.26	1.18	1.44	(0.26)	0.00	0.00	(0.26)
2022	$13.53	0.11	(1.57)	(1.46)	(0.25)	(0.20)	0.00	(0.45)
2021	$12.92	0.11	1.66	1.77	(0.22)	(0.94)	0.00	(1.16)
2020	$12.35	0.13	0.56	0.69	(0.12)	0.00	0.00	(0.12)
2019	$11.15	0.19	1.21	1.40	(0.11)	(0.09)	0.00	(0.20)
Balanced Fund - Institutional Class (4)(5)(6)(7)
2023	$11.64	0.25	1.20	1.45	(0.26)	0.00	0.00	(0.26)
2022	$13.56	0.11	(1.58)	(1.47)	(0.25)	(0.20)	0.00	(0.45)
2021	$12.94	0.10	1.67	1.77	(0.21)	(0.94)	0.00	(1.15)
2020	$12.36	0.14	0.55	0.69	(0.11)	0.00	0.00	(0.11)
2019	$11.15	0.21	1.21	1.42	(0.12)	(0.09)	0.00	(0.21)

See footnotes on pages 72 and 73.

The accompanying notes are an integral part of these financial statements.

Page 66	2023 Annual Report | December 31, 2023

		Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets After Fee Reductions (2)	Ratio of Expenses to Average Net Assets Before Fee Reductions (3)	Portfolio Turnover Rate

$11.32	15.37%	$2,880	1.79%	1.89%	1.89%	262%
$9.98	(12.94%)	$2,399	(0.18)%	1.81%	1.81%	243%
$11.55	12.58%	$3,567	(0.63)%	1.72%	1.72%	173%
$11.40	2.96%	$9,001	(0.25)%	1.74%	1.74%	179%
$11.32	13.17%	$11,154	0.76%	1.68%	1.68%	185%

$11.42	15.82%	$3,838	2.15%	1.47%	1.47%	262%
$10.08	(12.52%)	$4,088	0.28%	1.37%	1.37%	243%
$11.61	12.90%	$5,099	(0.14)%	1.31%	1.31%	173%
$11.42	3.42%	$1,740	0.09%	1.40%	1.40%	179%
$11.35	13.34%	$1,772	1.01%	1.45%	1.45%	185%

$11.40	15.87%	$26,394	2.17%	1.49%	1.49%	262%
$10.05	(12.56%)	$25,175	0.25%	1.37%	1.37%	243%
$11.58	13.05%	$36,590	(0.16)%	1.30%	1.30%	173%
$11.38	3.43%	$34,841	0.17%	1.31%	1.31%	179%
$11.36	13.66%	$38,497	1.19%	1.25%	1.25%	185%

$12.68	12.08%	$7,742	1.73%	1.37%	1.37%	273%
$11.50	(11.09%)	$6,117	0.48%	1.39%	1.39%	365%
$13.42	13.23%	$7,086	(0.09)%	1.36%	1.36%	205%
$12.82	5.27%	$75,449	0.65%	1.41%	1.41%	189%
$12.26	12.29%	$92,815	1.34%	1.41%	1.41%	180%

$12.80	12.48%	$69,697	2.13%	0.98%	0.98%	273%
$11.62	(10.77%)	$65,668	0.89%	0.97%	0.97%	365%
$13.53	13.71%	$71,034	0.78%	0.97%	0.97%	205%
$12.92	5.66%	$18,699	1.03%	1.04%	1.04%	189%
$12.35	12.59%	$20,182	1.61%	1.14%	1.14%	180%

$12.83	12.53%	$286,932	2.10%	1.00%	1.05%	273%
$11.64	(10.80%)	$273,928	0.86%	1.00%	1.05%	365%
$13.56	13.71%	$309,130	0.69%	1.00%	1.02%	205%
$12.94	5.71%	$302,350	1.09%	0.98%	1.03%	189%
$12.36	12.77%	$295,200	1.79%	0.96%	1.04%	180%

The accompanying notes are an integral part of these financial statements.

2023 Annual Report | December 31, 2023	Page 67

Financial Highlights
For the Years Ended December 31,

		Income from Investment Operations			Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (1)	Net gains (losses) on securities and futures (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Return of Capital	Total Distributions
Moderate Allocation Fund - Retail Class (4)(5)(6)(7)
2023	$10.97	0.27	0.91	1.18	(0.28)	0.00	0.00	(0.28)
2022	$12.64	0.08	(1.43)	(1.35)	(0.24)	(0.08)	0.00	(0.32)
2021	$12.37	(0.02)	1.10	1.08	(0.05)	(0.76)	0.00	(0.81)
2020	$11.85	0.13	0.52	0.65	(0.13)	0.00	0.00	(0.13)
2019	$10.84	0.20	1.00	1.20	(0.19)	0.00	0.00	(0.19)
Moderate Allocation Fund - Adviser Class (4)(5)(6)(7)
2023	$11.01	0.32	0.92	1.24	(0.32)	0.00	0.00	(0.32)
2022	$12.66	0.14	(1.45)	(1.31)	(0.26)	(0.08)	0.00	(0.34)
2021	$12.39	0.16	0.97	1.13	(0.10)	(0.76)	0.00	(0.86)
2020	$11.86	0.17	0.53	0.70	(0.17)	0.00	0.00	(0.17)
2019	$10.85	0.24	1.00	1.24	(0.23)	0.00	0.00	(0.23)
Moderate Allocation Fund - Institutional Class (4)(5)(6)(7)
2023	$11.03	0.31	0.93	1.24	(0.32)	0.00	0.00	(0.32)
2022	$12.68	0.13	(1.44)	(1.31)	(0.26)	(0.08)	0.00	(0.34)
2021	$12.42	0.14	0.98	1.12	(0.10)	(0.76)	0.00	(0.86)
2020	$11.89	0.17	0.53	0.70	(0.17)	0.00	0.00	(0.17)
2019	$10.88	0.25	1.00	1.25	(0.24)	0.00	0.00	(0.24)
Conservative Allocation Fund - Retail Class (4)(5)(6)(7)
2023	$20.85	0.62	1.37	1.99	(0.62)	0.00	0.00	(0.62)
2022	$23.64	0.22	(2.64)	(2.42)	(0.25)	(0.12)	0.00	(0.37)
2021	$23.91	0.22	0.89	1.11	(0.24)	(1.14)	0.00	(1.38)
2020	$22.85	0.37	1.04	1.41	(0.35)	0.00	0.00	(0.35)
2019	$21.18	0.51	1.65	2.16	(0.49)	0.00	0.00	(0.49)
Conservative Allocation Fund - Adviser Class (4)(5)(6)(7)
2023	$21.11	0.71	1.38	2.09	(0.71)	0.00	0.00	(0.71)
2022	$23.91	0.31	(2.69)	(2.38)	(0.30)	(0.12)	0.00	(0.42)
2021	$24.21	0.41	0.81	1.22	(0.38)	(1.14)	0.00	(1.52)
2020	$23.13	0.46	1.06	1.52	(0.44)	0.00	0.00	(0.44)
2019	$21.44	0.57	1.67	2.24	(0.55)	0.00	0.00	(0.55)
Conservative Allocation Fund - Institutional Class (4)(5)(6)(7)
2023	$21.15	0.69	1.40	2.09	(0.69)	0.00	0.00	(0.69)
2022	$23.96	0.29	(2.69)	(2.40)	(0.29)	(0.12)	0.00	(0.41)
2021	$24.26	0.38	0.81	1.19	(0.35)	(1.14)	0.00	(1.49)
2020	$23.18	0.46	1.06	1.52	(0.44)	0.00	0.00	(0.44)
2019	$21.49	0.59	1.68	2.27	(0.58)	0.00	0.00	(0.58)

See footnotes on pages 72 and 73.

The accompanying notes are an integral part of these financial statements.

Page 68	2023 Annual Report | December 31, 2023

			Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets After Fee Reductions (2)	Ratio of Expenses to Average Net Assets Before Fee Reductions (3)	Portfolio Turnover Rate

$11.87	10.92%	$932	2.42%	1.37%	1.37%	246%
$10.97	(10.75%)	$1,033	0.73%	1.36%	1.36%	446%
$12.64	8.74%	$1,190	(0.22)%	1.34%	1.34%	211%
$12.37	5.55%	$30,930	1.00%	1.38%	1.38%	160%
$11.85	11.13%	$35,460	1.73%	1.38%	1.38%	155%

$11.93	11.43%	$32,881	2.85%	0.94%	0.94%	246%
$11.01	(10.39%)	$30,879	1.18%	0.94%	0.94%	446%
$12.66	9.15%	$29,781	1.13%	0.94%	0.94%	211%
$12.39	6.04%	$9,823	1.39%	1.00%	1.00%	160%
$11.86	11.45%	$10,080	2.00%	1.11%	1.11%	155%

$11.95	11.36%	$132,211	2.77%	1.02%	1.02%	246%
$11.03	(10.39%)	$126,610	1.09%	1.00%	1.00%	446%
$12.68	9.05%	$142,788	1.01%	0.99%	0.99%	211%
$12.42	6.02%	$135,512	1.40%	0.99%	0.99%	160%
$11.89	11.52%	$132,500	2.10%	1.01%	1.01%	155%

$22.22	9.67%	$5,675	2.92%	1.24%	1.24%	277%
$20.85	(10.24%)	$5,328	1.01%	1.21%	1.21%	543%
$23.64	4.64%	$6,879	0.78%	1.22%	1.23%	210%
$23.91	6.28%	$29,034	1.46%	1.28%	1.28%	139%
$22.85	10.25%	$31,688	2.19%	1.28%	1.28%	136%

$22.49	10.06%	$22,207	3.28%	0.88%	0.88%	277%
$21.11	(9.94%)	$21,189	1.40%	0.87%	0.87%	543%
$23.91	5.04%	$22,283	1.56%	0.87%	0.88%	210%
$24.21	6.69%	$7,082	1.85%	0.92%	0.92%	139%
$23.13	10.51%	$6,787	2.44%	1.04%	1.04%	136%

$22.55	10.03%	$100,435	3.21%	0.96%	0.96%	277%
$21.15	(10.00%)	$93,889	1.33%	0.94%	0.94%	543%
$23.96	4.94%	$105,307	1.42%	0.92%	0.93%	210%
$24.26	6.68%	$105,403	1.87%	0.92%	0.92%	139%
$23.18	10.61%	$99,456	2.54%	0.94%	0.94%	136%

The accompanying notes are an integral part of these financial statements.

2023 Annual Report | December 31, 2023	Page 69

Financial Highlights
For the Years Ended December 31,

		Income from Investment Operations			Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (1)	Net gains (losses) on securities and futures (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Return of Capital	Total Distributions
Dynamic Allocation Fund - Retail Class (4)(5)(6)(7)
2023	$11.36	0.14	2.17	2.31	(0.14)	0.00	0.00	(0.14)
2022	$13.93	0.03	(2.18)	(2.15)	(0.06)	(0.36)	0.00	(0.42)
2021	$13.39	(0.03)	2.65	2.62	(0.08)	(2.00)	0.00	(2.08)
2020	$11.87	0.03	1.79	1.82	(0.03)	(0.27)	0.00	(0.30)
2019	$9.79	0.11	2.23	2.34	(0.08)	(0.18)	0.00	(0.26)
Dynamic Allocation Fund - Adviser Class (4)(5)(6)(7)
2023	$11.52	0.19	2.19	2.38	(0.19)	0.00	0.00	(0.19)
2022	$14.07	0.07	(2.20)	(2.13)	(0.06)	(0.36)	0.00	(0.42)
2021	$13.46	0.04	2.65	2.69	(0.08)	(2.00)	0.00	(2.08)
2020	$11.91	0.07	1.81	1.88	(0.06)	(0.27)	0.00	(0.33)
2019	$9.82	0.13	2.24	2.37	(0.10)	(0.18)	0.00	(0.28)
Dynamic Allocation Fund - Institutional Class (4)(5)(6)(7)
2023	$11.49	0.18	2.19	2.37	(0.17)	0.00	0.00	(0.17)
2022	$14.04	0.06	(2.19)	(2.13)	(0.06)	(0.36)	0.00	(0.42)
2021	$13.45	0.03	2.64	2.67	(0.08)	(2.00)	0.00	(2.08)
2020	$11.90	0.08	1.80	1.88	(0.06)	(0.27)	0.00	(0.33)
2019	$9.82	0.15	2.23	2.38	(0.12)	(0.18)	0.00	(0.30)
Quantex Fund - Retail Class (4)(5)(6)(7)
2023	$32.58	0.44	4.14	4.58	(0.43)	0.00	0.00	(0.43)
2022	$38.89	0.05	(5.47)	(5.42)	(0.89)	0.00	0.00	(0.89)
2021	$35.64	(0.02)	9.77	9.75	(0.02)	(6.48)	0.00	(6.50)
2020	$37.91	0.20	(2.28)	(2.08)	(0.19)	0.00	0.00	(0.19)
2019	$32.22	0.19	5.75	5.94	(0.25)	0.00	0.00	(0.25)
Quantex Fund - Adviser Class (4)(5)(6)(7)
2023	$32.88	0.53	4.18	4.71	(0.52)	0.00	0.00	(0.52)
2022	$39.15	0.13	(5.51)	(5.38)	(0.89)	0.00	0.00	(0.89)
2021	$35.75	0.13	9.77	9.90	(0.02)	(6.48)	0.00	(6.50)
2020	$38.01	0.23	(2.28)	(2.05)	(0.21)	0.00	0.00	(0.21)
2019	$32.28	0.24	5.76	6.00	(0.27)	0.00	0.00	(0.27)
Quantex Fund - Institutional Class (4)(5)(6)(7)
2023	$32.80	0.51	4.18	4.69	(0.50)	0.00	0.00	(0.50)
2022	$39.07	0.12	(5.50)	(5.38)	(0.89)	0.00	0.00	(0.89)
2021	$35.70	0.09	9.78	9.87	(0.02)	(6.48)	0.00	(6.50)
2020	$38.01	0.26	(2.31)	(2.05)	(0.26)	0.00	0.00	(0.26)
2019	$32.29	0.29	5.77	6.06	(0.34)	0.00	0.00	(0.34)

See footnotes on pages 72 and 73.

The accompanying notes are an integral part of these financial statements.

Page 70	2023 Annual Report | December 31, 2023

			Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets After Fee Reductions (2)	Ratio of Expenses to Average Net Assets Before Fee Reductions (3)	Portfolio Turnover Rate

$13.53	20.34%	$11,135	1.15%	1.31%	1.39%	279%
$11.36	(15.53%)	$7,767	0.22%	1.32%	1.41%	295%
$13.93	19.54%	$9,850	(0.21)%	1.34%	1.43%	213%
$13.39	15.37%	$37,392	0.27%	1.41%	1.51%	236%
$11.87	24.00%	$40,977	0.97%	1.41%	1.51%	265%

$13.71	20.72%	$26,252	1.48%	0.96%	1.04%	279%
$11.52	(15.23%)	$23,048	0.57%	0.96%	1.05%	295%
$14.07	20.02%	$28,129	0.25%	0.98%	1.07%	213%
$13.46	15.85%	$13,322	0.61%	1.06%	1.16%	236%
$11.91	24.29%	$13,137	1.20%	1.18%	1.28%	265%

$13.69	20.74%	$238,838	1.44%	1.01%	1.09%	279%
$11.49	(15.26%)	$184,201	0.53%	1.02%	1.11%	295%
$14.04	19.88%	$199,753	0.21%	1.00%	1.09%	213%
$13.45	15.94%	$148,566	0.67%	1.01%	1.11%	236%
$11.90	24.40%	$146,119	1.38%	1.00%	1.10%	265%

$36.73	14.15%	$12,956	1.30%	1.70%	1.70%	38%
$32.58	(13.75%)	$12,477	0.15%	1.60%	1.60%	56%
$38.89	27.34%	$16,406	(0.05)%	1.60%	1.60%	64%
$35.64	(5.36%)	$18,352	0.65%	1.53%	1.53%	88%
$37.91	18.48%	$24,979	0.52%	1.53%	1.53%	82%

$37.07	14.42%	$3,950	1.55%	1.46%	1.46%	38%
$32.88	(13.55%)	$3,646	0.36%	1.38%	1.38%	56%
$39.15	27.68%	$4,575	0.31%	1.33%	1.33%	64%
$35.75	(5.25%)	$986	0.77%	1.41%	1.41%	88%
$38.01	18.63%	$1,113	0.67%	1.41%	1.41%	82%

$36.99	14.40%	$18,133	1.51%	1.50%	1.50%	38%
$32.80	(13.58%)	$16,045	0.34%	1.40%	1.40%	56%
$39.07	27.63%	$21,046	0.20%	1.36%	1.36%	64%
$35.70	(5.22%)	$20,756	0.85%	1.37%	1.37%	88%
$38.01	18.81%	$36,646	0.82%	1.25%	1.25%	82%

The accompanying notes are an integral part of these financial statements.

2023 Annual Report | December 31, 2023	Page 71

Financial Highlights
For the Years Ended December 31,

		Income from Investment Operations			Less Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (1)	Net gains (losses) on securities and futures (both realized and unrealized)	Total from Investment Operations	From Net Investment Income	From Net Capital Gains	From Return of Capital	Total Distributions
Tactical Income Fund - Retail Class (4)(5)(6)(7)
2023	$8.93	0.33	0.29	0.62	(0.33)	0.00	0.00	(0.33)
2022	$9.63	0.12	(0.70)	(0.58)	(0.12)	0.00	0.00	(0.12)
2021	$9.98	0.13	(0.33)	(0.20)	(0.15)	0.00	0.00	(0.15)
2020	$9.46	0.21	0.49	0.70	(0.18)	0.00	0.00	(0.18)
2019	$9.03	0.23	0.42	0.65	(0.22)	0.00	0.00	(0.22)
Tactical Income Fund - Adviser Class (4)(5)(6)(7)
2023	$8.94	0.36	0.30	0.66	(0.37)	0.00	0.00	(0.37)
2022	$9.64	0.16	(0.70)	(0.54)	(0.16)	0.00	0.00	(0.16)
2021	$9.99	0.21	(0.37)	(0.16)	(0.19)	0.00	0.00	(0.19)
2020	$9.47	0.25	0.49	0.74	(0.22)	0.00	0.00	(0.22)
2019	$9.04	0.26	0.42	0.68	(0.25)	0.00	0.00	(0.25)
Tactical Income Fund - Institutional Class (4)(5)(6)(7)
2023	$8.94	0.36	0.29	0.65	(0.36)	0.00	0.00	(0.36)
2022	$9.64	0.15	(0.70)	(0.55)	(0.15)	0.00	0.00	(0.15)
2021	$9.99	0.20	(0.36)	(0.16)	(0.19)	0.00	0.00	(0.19)
2020	$9.47	0.24	0.50	0.74	(0.22)	0.00	0.00	(0.22)
2019	$9.04	0.27	0.42	0.69	(0.26)	0.00	0.00	(0.26)
Money Market Fund (4)(5)(6)(7)
2023	$1.0000	$0.0508	$0.0005	$0.0513	$(0.0510)	$0.0000	$0.0000	$(0.0510)
2022	$1.0001	$0.0167	$(0.0008)	$0.0159	$(0.0160)	$0.0000	$0.0000	$(0.0160)
2021	$1.0003	$0.0005	$0.0003	$0.0008	$(0.0010)	$0.0000	$0.0000	$(0.0010)
2020	$1.0000	$0.0058	$(0.0005)	$0.0053	$(0.0050)	$0.0000	$0.0000	$(0.0050)
2019	$0.9999	$0.0231	$–	$0.0231	$(0.0230)	$0.0000	$0.0000	$(0.0230)

(1)	Except for the Money Market Fund, net investment income per share is based on average shares outstanding during the period.
(2)	Ratio of expenses to average net assets after fee reductions reflects contractual or voluntary waivers and reimbursements of expenses by the investment adviser and transfer agent.
(3)	Ratio of expenses to average net assets before fee reductions reflects the total expenses before reductions reported in the statements of operations.
(4)	Ratio of net investment income (loss) to average net assets, ratio of expenses to average net assets after fee reductions, and ratio of expenses to average net assets before fee reductions do not include impact of expenses of the underlying security holdings as represented in the schedule of investments.

The accompanying notes are an integral part of these financial statements.

Page 72	2023 Annual Report | December 31, 2023

			Ratios/Supplemental Data
Net Asset Value, End of Period	Total Return (Assumes Reinvestment of Distributions)	Net Assets, End of Period ($000)	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets After Fee Reductions (2)	Ratio of Expenses to Average Net Assets Before Fee Reductions (3)	Portfolio Turnover Rate

$9.22	7.10%	$2,476	3.67%	1.12%	1.23%	262%
$8.93	(5.99%)	$2,247	1.27%	1.11%	1.22%	514%
$9.63	(2.01%)	$2,721	1.10%	1.14%	1.25%	250%
$9.98	7.46%	$12,231	1.87%	1.15%	1.26%	69%
$9.46	7.24%	$11,137	2.27%	1.14%	1.25%	95%

$9.23	7.54%	$9,359	4.06%	0.73%	0.84%	262%
$8.94	(5.65%)	$10,625	1.77%	0.71%	0.82%	514%
$9.64	(1.60%)	$8,982	1.98%	0.75%	0.86%	250%
$9.99	7.86%	$5,463	2.28%	0.79%	0.90%	69%
$9.47	7.54%	$4,205	2.64%	0.88%	0.99%	95%

$9.23	7.44%	$58,266	3.99%	0.80%	0.91%	262%
$8.94	(5.70%)	$54,455	1.65%	0.78%	0.89%	514%
$9.64	(1.62%)	$57,638	1.90%	0.79%	0.90%	250%
$9.99	7.86%	$50,410	2.25%	0.77%	0.88%	69%
$9.47	7.67%	$46,490	2.72%	0.76%	0.87%	95%

$1.0003	5.20%	$637,751	5.08%	0.19%	0.46%	N/A
$1.0000	1.63%	$693,083	1.67%	0.17%	0.45%	N/A
$1.0001	0.03%	$626,993	0.05%	0.11%	0.50%	N/A
$1.0003	0.57%	$336,445	0.57%	0.15%	0.52%	N/A
$1.0000	2.31%	$370,120	2.30%	0.13%	0.50%	N/A

(5)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(6)	Total return and portfolio turnover rate are not annualized for periods of less than one full year.
(7)	Ratio of net investment income (loss) to average net assets, ratio of expenses to average net assets after fee reductions, and ratio of expenses to average net assets before fee reductions are annualized for periods of less than one full year.

The accompanying notes are an integral part of these financial statements.

2023 Annual Report | December 31, 2023	Page 73

Notes to Financial Statements
December 31, 2023

1.	Organization

Meeder Funds (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Trust offers ten separate series, all of which are included in this report: Muirfield Fund (Muirfield), Spectrum Fund (Spectrum), Global Allocation Fund (Global), Balanced Fund (Balanced), Moderate Allocation Fund (Moderate), Conservative Allocation Fund (Conservative), Dynamic Allocation Fund (Dynamic), Quantex Fund (Quantex), Tactical Income Fund (Income), and Institutional Prime Money Market Fund (Money Market)(the Funds).

Each Fund, except Money Market, offers three classes of shares: Retail Class, Adviser Class, and Institutional Class. Money Market offers only one class of shares. The share classes differ with respect to distribution fees, service fees, and other expenses allocated to each class. Eligibility to purchase Adviser and Institutional Class shares is generally limited to customers of financial intermediaries who enter into special arrangements with the Funds or who meet certain initial investment minimums.

Money Market operates as an institutional money market fund open to all forms of investors. Its net asset value fluctuates based upon changes in the value of its investments and the value of its shares is calculated daily to four decimal places. Money Market has adopted policies and procedures to impose liquidity fees on redemptions or temporary redemption gates in the event that the Fund’s weekly liquid assets fall below designated thresholds and the Board of Trustees determines that such liquidity fees or redemption gates are in the best interests of the Fund.

For more information regarding the Funds’ objectives, strategies, and differences in share classes, please refer to the Funds’ prospectus.

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. The Trust is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services Companies. The following summarizes the significant accounting policies of the Trust and the Funds:

Securities valuation. All investments in securities are recorded at their estimated fair value, as described in Note #3.

Repurchase agreements. Each Fund may engage in repurchase agreement transactions whereby the Fund takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Fund and an obligation of the Fund to resell the instrument at an agreed upon price and term. At all times, the Fund maintains the fair value of collateral, including accrued interest, of at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Short sales. Spectrum may enter into short sales as part of its overall portfolio management strategy or to offset a potential decline in value of a security. The Fund may engage in short sales with respect to various types of securities, including ETFs. A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale. The Fund may engage in short sales with respect to securities it owns, as well as securities that it does not own. Short sales expose the Fund to the risk that it will be required to acquire, convert, or exchange securities to replace the borrowed securities (also known as “covering” the short position) at a time when the securities sold short have appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. The Fund must segregate assets determined to be liquid in accordance with procedures established by the Board, or otherwise cover its position in a permissible manner. The Fund will be required to pledge its liquid assets to the broker in order to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Fund’s needs for immediate cash or other liquidity. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. Dividend expenses on securities sold short and borrowing costs will be borne by the Fund and are reflected in the Statements of Operations.

Futures & options. Each Fund, except Money Market, may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the Fund, or which it intends to purchase. The futures and options contracts are adjusted by the daily exchange rate of the underlying currency, or index, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the Statements of Assets and Liabilities and the Statements of Operations until the contract settlement date, at which time amounts are reflected as realized gains and losses in the Statements of Operations.

Page 74	2023 Annual Report | December 31, 2023

To the extent that a Fund enters into futures contracts on an index or group of securities, the Fund exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the fair value of the index. Upon entering into a futures contract, the Fund is required to deposit an initial margin, which is either cash or securities (disclosed as pledged as collateral on the Schedules of Investments) in an amount equal to a certain percentage of the contract value. Subsequently, margin movements, which are equal to changes in the daily price or last sale price on the exchanges where futures contracts trade, are recorded as unrealized gains or losses until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Except for Money Market, it is normal practice for each Fund to invest in futures contracts on a daily basis. The Funds, except for Income and Money Market, typically utilize equity index futures contracts to equitize cash positions or adjust targeted stock market exposure. Except for Money Market, the fixed income portion of any Fund can utilize Treasury futures contracts in order to adjust duration.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Fund to the loss of the premium paid if the Fund does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are fair valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in fair value are recorded as unrealized appreciation or depreciation until closed, exercised or expired. For the year ended December 31, 2023, there were no call or put options transacted for any of the Funds.

The Funds may write covered call or put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Fund records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Fund records realized gains for the entire amount of premiums received. Although permitted, it is currently not normal practice for the Funds to write call and put options and none were written during the year ended December 31, 2023.

The fair value of derivative instruments, not accounted for as hedging instruments, as reported within the Statements of Assets and Liabilities as of December 31, 2023 was as follows:

Amount of Deposits at Broker and Unrealized Appreciation (Depreciation) on Derivatives

	Type of Derivative/ Risk	Statements of Assets & Liabilities Location	Fair Value of Deposits at Broker for Futures Contracts	Value of Unrealized Appreciation (Depreciation)
Muirfield	Equity Contracts	Assets, Deposits at broker for futures contracts; Net Assets, Distributable Earnings (Accumulated Deficit)	$11,279,354	$10,608,488
Spectrum	Equity Contracts	Assets, Deposits at broker for futures contracts; Net Assets, Distributable Earnings (Accumulated Deficit)	3,369,693	2,994,134
Global	Equity Contracts	Assets, Deposits at broker for futures contracts; Net Assets, Distributable Earnings (Accumulated Deficit)	900,222	734,502
Balanced	Equity Contracts	Assets, Deposits at broker for futures contracts; Net Assets, Distributable Earnings (Accumulated Deficit)	2,276,625	2,612,516
Moderate	Equity Contracts	Assets, Deposits at broker for futures contracts; Net Assets, Distributable Earnings (Accumulated Deficit)	992,713	1,019,615
Conservative	Equity Contracts	Assets, Deposits at broker for futures contracts; Net Assets, Distributable Earnings (Accumulated Deficit)	626,012	477,937
Dynamic	Equity Contracts	Assets, Deposits at broker for futures contracts; Net Assets, Distributable Earnings (Accumulated Deficit)	3,955,939	4,224,496
Quantex	Equity Contracts	Assets, Deposits at broker for futures contracts; Net Assets, Distributable Earnings (Accumulated Deficit)	787,899	418,633

2023 Annual Report | December 31, 2023	Page 75

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2023 and related activity was as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

	Type of Derivative/ Risk	Net Long Contracts as of December 31, 2022	Long and Short Contracts Opened During the Period	Long and Short Contracts Closed/ Expired During the Period	Net Long Contracts as of December 31, 2023	Statement of Operations Location	For the Year Ended December 31, 2023
Muirfield	Equity Contracts	359	13,022	11,424	1,957	Net realized gains (losses) from futures contracts	$(9,645,244)
Spectrum	Equity Contracts	162	3,606	3,241	527	Net realized gains (losses) from futures contracts	(1,507,160)
Global	Equity Contracts	140	832	813	159	Net realized gains (losses) from futures contracts	326,151
Balanced	Equity Contracts	108	4,979	4,568	519	Net realized gains (losses) from futures contracts	(5,978,981)
Moderate	Equity Contracts	97	1,388	1,291	194	Net realized gains (losses) from futures contracts	(1,188,949)
Conservative	Equity Contracts	34	756	696	94	Net realized gains (losses) from futures contracts	(387,291)
Dynamic	Equity Contracts	750	5,324	5,194	880	Net realized gains (losses) from futures contracts	447,053
Quantex	Equity Contracts	53	339	334	58	Net realized gains (losses) from futures contracts	973,019

Change in Unrealized Gain or (Loss) on Derivatives Recognized in Income

	Type of Derivative/ Risk	Statement of Operations Location	For the Year Ended December 31, 2023
Muirfield	Equity Contracts	Net change in unrealized appreciation (depreciation) of futures contracts	$10,069,572
Spectrum	Equity Contracts	Net change in unrealized appreciation (depreciation) of futures contracts	3,429,257
Global	Equity Contracts	Net change in unrealized appreciation (depreciation) of futures contracts	1,218,883
Balanced	Equity Contracts	Net change in unrealized appreciation (depreciation) of futures contracts	2,200,167
Moderate	Equity Contracts	Net change in unrealized appreciation (depreciation) of futures contracts	1,287,435
Conservative	Equity Contracts	Net change in unrealized appreciation (depreciation) of futures contracts	533,356
Dynamic	Equity Contracts	Net change in unrealized appreciation (depreciation) of futures contracts	6,290,321
Quantex	Equity Contracts	Net change in unrealized appreciation (depreciation) of futures contracts	817,134

Federal income taxes. It is each Fund’s policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains to its shareholders. Therefore, no federal income tax provision is required. The Funds recognize the tax benefits or expenses of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2020 through December 31, 2023) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. Each Fund identifies its major tax jurisdictions as U.S. Federal and certain State tax authorities; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations as incurred. During the year ended December 31, 2023, the Funds did not incur any material interest or penalties.

Distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. Muirfield, Spectrum, Global, Balanced, Moderate, Conservative, Dynamic, and Quantex declare and pay dividends from net investment income, if any, on a quarterly basis. Income declares and pays dividends from net investment income on a monthly basis. Money Market declares dividends from net investment income on a daily basis and pays such dividends on a monthly basis. Each Fund distributes net capital gains, if any, on an annual basis.

Page 76	2023 Annual Report | December 31, 2023

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations, which may differ from GAAP. Permanent differences relate to redemptions treated as distributions for tax purposes (i.e. equalization). Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax differences have been reclassified within the components of net assets based on their ultimate characterization for federal income tax purposes. For the year ended December 31, 2023, the Funds made the following reclassifications to increase/(decrease) the components of net assets:

	Capital	Distributable Earnings (Accumulated Deficit)
Muirfield	$4,122,212	$(4,122,212)
Spectrum	1,677,928	(1,677,928)
Global	142,916	(142,916)
Balanced	499,064	(499,064)
Dynamic	983,313	(983,313)
Quantex	219,006	(219,006)

Investment income & expenses allocation. For all Funds, except Money Market, income and expenses (other than expenses attributable to a specific class) are allocated to each class of shares based on its relative net assets. Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund’s relative net assets or other appropriate basis.

Capital Share Transactions. All Funds are authorized to issue an unlimited number of shares. Transactions in the capital shares of the Funds for the year ended December 31, 2023 and the year ended December 31, 2022 were as follows:

	Issued		Reinvested
Share Class	Amount	Shares	Amount	Shares
For the Year Ended December 31, 2023
Muirfield - Retail Class	$6,260,913	723,203	$1,145,792	128,512
Muirfield - Adviser Class	8,445,825	967,481	3,156,217	349,064
Muirfield - Institutional Class	159,786,508	18,206,653	17,667,307	1,952,471
Spectrum - Retail Class	533,752	42,415	143,420	11,513
Spectrum - Adviser Class	2,476,972	195,518	2,993,790	237,348
Spectrum - Institutional Class	21,591,782	1,703,238	12,686,684	1,003,563
Global - Retail Class	400,717	37,382	45,746	4,186
Global - Adviser Class	278,425	25,690	83,611	7,597
Global - Institutional Class	5,384,549	504,540	548,094	49,839
Balanced - Retail Class	1,621,690	136,523	119,996	9,833
Balanced - Adviser Class	6,893,820	573,672	1,412,658	114,687
Balanced - Institutional Class	46,268,668	3,833,974	5,750,373	466,113
Moderate - Retail Class	305,775	26,964	21,761	1,907
Moderate - Adviser Class	2,869,840	254,261	889,846	77,457
Moderate - Institutional Class	19,295,416	1,703,609	3,506,752	305,252
Conservative - Retail Class	519,210	24,434	158,648	7,378
Conservative - Adviser Class	3,979,481	184,320	681,434	31,308
Conservative - Institutional Class	22,269,302	1,030,646	2,986,044	136,954
Dynamic - Retail Class	2,759,014	224,363	96,800	7,431
Dynamic - Adviser Class	2,066,877	163,257	362,568	27,668
Dynamic - Institutional Class	64,186,442	5,110,970	2,953,900	224,964
Quantex - Retail Class	182,690	5,376	141,273	4,066
Quantex - Adviser Class	426,888	12,676	56,056	1,597
Quantex - Institutional Class	3,610,658	107,015	247,889	7,068
Income - Retail Class	255,186	28,295	86,071	9,586
Income - Adviser Class	607,231	67,548	393,077	43,704
Income - Institutional Class	15,182,006	1,687,329	2,239,059	249,121
Money Market	879,526,395	879,463,522	2,089,602	2,089,371

For the Year Ended December 31, 2022
Muirfield - Retail Class	10,367,547	1,196,225	979,107	116,491
Muirfield - Adviser Class	15,179,589	1,706,964	2,505,775	293,990
Muirfield - Institutional Class	147,454,249	16,783,913	13,037,343	1,527,794
Spectrum - Retail Class	339,270	26,671	48,366	3,966

2023 Annual Report | December 31, 2023	Page 77

	Issued		Reinvested
Share Class	Amount	Shares	Amount	Shares
Spectrum - Adviser Class	$4,736,600	364,858	$910,490	73,892
Spectrum - Institutional Class	29,541,281	2,308,107	4,056,777	328,440
Global - Retail Class	461,718	45,302	18,332	1,800
Global - Adviser Class	504,831	45,774	31,246	3,038
Global - Institutional Class	3,971,333	385,213	189,552	18,481
Balanced - Retail Class	2,251,109	187,078	234,363	20,124
Balanced - Adviser Class	11,960,964	952,401	2,472,129	210,136
Balanced - Institutional Class	58,578,227	4,729,016	10,432,489	885,292
Moderate - Retail Class	371,399	32,399	285,570	2,590
Moderate - Adviser Class	8,553,108	714,051	910,055	82,141
Moderate - Institutional Class	24,027,486	2,071,827	3,710,716	334,386
Conservative - Retail Class	420,026	19,355	96,843	4,612
Conservative - Adviser Class	4,219,912	187,079	417,614	19,655
Conservative - Institutional Class	21,837,551	985,257	1,805,958	84,817
Dynamic - Retail Class	1,300,362	109,675	239,533	20,280
Dynamic - Adviser Class	3,065,143	239,717	803,118	67,012
Dynamic - Institutional Class	55,474,423	4,492,602	6,535,164	546,630
Quantex - Retail Class	643,824	19,080	347,726	11,571
Quantex - Adviser Class	377,374	10,236	94,910	3,125
Quantex - Institutional Class	2,559,200	72,956	426,798	14,087
Income - Retail Class	251,290	27,068	31,953	3,546
Income - Adviser Class	3,585,479	388,928	175,491	19,417
Income - Institutional Class	15,117,304	1,643,283	915,083	101,247
Money Market	1,037,764,871	1,038,099,219	685,718	685,953

	Redeemed		Net Increase (Decrease)
Share Class	Amount	Shares	Amount	Shares
For the Year Ended December 31, 2023
Muirfield - Retail Class	$(6,865,499)	(791,884)	$541,206	59,831
Muirfield - Adviser Class	(13,270,548)	(1,517,650)	(1,668,506)	(201,105)
Muirfield - Institutional Class	(131,319,799)	(14,942,079)	46,134,016	5,217,045
Spectrum - Retail Class	(684,014)	(54,364)	(6,842)	(436)
Spectrum - Adviser Class	(4,512,426)	(357,067)	958,336	75,799
Spectrum - Institutional Class	(36,697,357)	(2,889,337)	(2,418,892)	(182,536)
Global - Retail Class	(293,358)	(27,612)	153,105	13,956
Global - Adviser Class	(1,105,214)	(103,099)	(743,178)	(69,812)
Global - Institutional Class	(7,968,664)	(744,427)	(2,036,021)	(190,048)
Balanced - Retail Class	(811,824)	(67,723)	929,862	78,633
Balanced - Adviser Class	(10,812,861)	(897,190)	(2,506,383)	(208,831)
Balanced - Institutional Class	(65,962,734)	(5,464,172)	(13,943,692)	(1,164,085)
Moderate - Retail Class	(503,245)	(44,592)	(175,709)	(15,721)
Moderate - Adviser Class	(4,305,869)	(380,618)	(546,183)	(48,900)
Moderate - Institutional Class	(27,483,873)	(2,424,526)	(4,681,708)	(415,665)
Conservative - Retail Class	(678,119)	(32,024)	(261)	(212)
Conservative - Adviser Class	(4,989,313)	(232,087)	(328,398)	(16,459)
Conservative - Institutional Class	(24,817,735)	(1,151,720)	437,611	15,878
Dynamic - Retail Class	(1,149,999)	(92,664)	1,705,815	139,130
Dynamic - Adviser Class	(3,468,054)	(277,878)	(1,038,609)	(86,953)
Dynamic - Institutional Class	(49,005,220)	(3,916,563)	18,135,123	1,419,371
Quantex - Retail Class	(1,335,284)	(39,639)	(1,011,321)	(30,197)
Quantex - Adviser Class	(628,731)	(18,623)	(145,787)	(4,350)
Quantex - Institutional Class	(3,882,377)	(112,995)	(23,831)	1,088
Income - Retail Class	(188,929)	(21,104)	152,328	16,777
Income - Adviser Class	(2,570,552)	(285,979)	(1,570,244)	(174,727)

Page 78	2023 Annual Report | December 31, 2023

	Redeemed		Net Increase (Decrease)
Share Class	Amount	Shares	Amount	Shares
Income - Institutional Class	$(15,425,623)	(1,717,860)	$1,995,442	218,590
Money Market	(937,202,461)	(937,133,579)	(55,586,464)	(55,580,686)

For the Year Ended December 31, 2022
Muirfield - Retail Class	(10,392,577)	(1,227,021)	954,077	85,695
Muirfield - Adviser Class	(13,699,847)	(1,554,998)	3,985,517	445,956
Muirfield - Institutional Class	(150,749,991)	(17,519,795)	9,741,601	791,912
Spectrum - Retail Class	(877,124)	(69,146)	(489,488)	(38,519)
Spectrum - Adviser Class	(5,121,441)	(398,943)	525,649	39,807
Spectrum - Institutional Class	(31,982,728)	(2,508,992)	1,615,330	127,555
Global - Retail Class	(1,183,450)	(115,504)	(703,400)	(68,402)
Global - Adviser Class	(861,702)	(82,102)	(325,625)	(33,290)
Global - Institutional Class	(10,757,054)	(1,057,581)	(6,596,169)	(653,887)
Balanced - Retail Class	(2,421,578)	(202,999)	63,894	4,203
Balanced - Adviser Class	(9,478,358)	(761,567)	4,954,734	400,970
Balanced - Institutional Class	(60,123,427)	(4,882,448)	8,887,289	731,860
Moderate - Retail Class	(400,784)	(34,930)	(815)	59
Moderate - Adviser Class	(4,030,289)	(344,725)	5,432,874	451,467
Moderate - Institutional Class	(25,436,192)	(2,184,102)	2,302,010	222,111
Conservative - Retail Class	(1,283,281)	(59,368)	(766,412)	(35,401)
Conservative - Adviser Class	(3,005,162)	(134,934)	1,632,364	71,800
Conservative - Institutional Class	(22,790,278)	(1,026,056)	853,231	44,018
Dynamic - Retail Class	(1,862,469)	(153,154)	(322,574)	(23,199)
Dynamic - Adviser Class	(3,808,817)	(304,891)	59,444	1,838
Dynamic - Institutional Class	(39,433,276)	(3,229,545)	22,576,311	1,809,687
Quantex - Retail Class	(2,362,224)	(69,565)	(1,370,674)	(38,914)
Quantex - Adviser Class	(700,448)	(19,309)	(228,164)	(5,948)
Quantex - Institutional Class	(4,869,656)	(136,563)	(1,883,658)	(49,520)
Income - Retail Class	(565,332)	(61,447)	(282,089)	(30,833)
Income - Adviser Class	(1,394,981)	(151,845)	2,365,989	256,500
Income - Institutional Class	(14,999,096)	(1,632,419)	1,033,291	112,111
Money Market	(972,298,987)	(972,566,847)	66,181,602	66,218,325

2023 Annual Report | December 31, 2023	Page 79

Offsetting Assets & Liabilities. The Funds are party to enforceable master netting arrangements between counter parties, such as the securities lending agreement, which provides for the right of offset under certain circumstances, such as the event of default. The securities lending transactions have an overnight and continuous contractual maturity. Risks arise from the possible inability of counterparties to meet the terms of their contracts. The table below reflects the offsetting assets and liabilities relating to securities lending, futures contracts, and repurchase agreements shown on the Statements of Assets and Liabilities at December 31, 2023.

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
Description/Fund (1)	Gross Amounts of Recognized Assets/ Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments (2)	Collateral Pledged (Received) (2)	Net Amount
Futures Contracts
Muirfield	$10,608,488	$–	$10,608,488	$–	$–	$10,608,488
Spectrum	2,994,134	–	2,994,134	–	–	2,994,134
Global	734,502	–	734,502	–	–	734,502
Balanced	2,883,237	(270,721)	2,612,516	–	–	2,612,516
Moderate	1,019,615	–	1,019,615	–	–	1,019,615
Conservative	477,937	–	477,937	–	–	477,937
Dynamic	4,224,496	–	4,224,496	–	–	4,224,496
Quantex	418,633	–	418,633	–	–	418,633
Repurchase Agreements
Money Market	245,000,000	–	245,000,000	(245,000,000)	–	–

(1)	There were no securities on loan as of December 31, 2023.
(2)	The amount is limited to the net amounts of financial assets and liabilities and accordingly does not include excess collateral pledged.

Other. The Funds record security transactions on the trade date. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled 15 days or more after the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income and dividend expenses are recognized on the ex-dividend date and interest income (including amortization of premium and accretion of discount) is recognized as earned. Short-term capital gain distributions from underlying funds are classified as dividend income for financial reporting purposes. Long-term capital gains distributions are separately stated. Discounts and premiums are amortized using the effective yield over the lives of the respective securities. Distributions received from partnerships are recorded as return of capital distributions. Withholding taxes on foreign dividends, if applicable, have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

A Fund may purchase securities on a forward commitment or when-issued basis. A Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into which may result in a realized gain or loss. When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains and losses with respect to the security.

Distributions received from the Funds’ investments in real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain, or return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Funds must use estimates in reporting the character of their income and distributions for financial statement purposes. The actual character of distributions to the Funds’ shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Funds’ shareholders may represent a return of capital.

3.	Securities Valuations

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are as follows:

Page 80	2023 Annual Report | December 31, 2023

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Significant unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (including publicly traded partnerships, real estate investment trusts, American depositary receipts, exchange traded funds, and common stock). Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation and are categorized in level 1 of the fair value hierarchy.

Investments in registered open-end investment companies, including money market funds, are valued at the daily redemption net asset value as reported by the underlying fund and are categorized in level 1 of the fair value hierarchy.

Short-term notes (including bank obligations, commercial paper, corporate obligations, repurchase agreements, U.S. government agency obligations, and floating rate demand notes). Short-term notes held in the Funds maturing more than sixty days after the valuation date, are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When valued at the last sales price, the securities will be categorized as level 1. When using bid prices or yield equivalents, they will be categorized as level 2. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity, which approximates fair value, and will be categorized as level 2.

Certificates of deposit. Except for Money Market, certificates of deposit are valued at acquisition cost, which approximates fair value, and will be categorized as level 2. For Money Market, certificates of deposit are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data, and will be categorized as level 2.

U.S. government obligations. U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. In either case, these securities will be categorized as level 2.

Restricted securities (equity and debt). Restricted securities for which quotations are not readily available are valued at fair value as determined by the Trustees. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy.

Derivative instruments (futures contracts). Listed derivative instruments that are actively traded, including futures contracts, are valued based on quoted prices from the exchange and are categorized in level 1 of the fair value hierarchy.

In the event market quotations or evaluated prices obtained from a pricing service are not readily available when the NAV is calculated, the Funds will utilize the fair value of the investment. This may occur in the event the Funds cannot obtain current market quotations for a security, cannot obtain current evaluated prices from a pricing service, or the price furnished is not deemed reliable and representative of the fair value of the security. In these cases, the Valuation & Pricing Committee, established and designated by the Board of Trustees as its valuation designee pursuant to Rule 2a-5 under the 1940 Act, determines the fair value of the security in accordance with procedures adopted by the Adviser. Depending on the method used to determine fair value, valuations for these securities may be classified as Level 2 or Level 3 as appropriate in the fair value hierarchy.

The Valuation & Pricing Committee is responsible for determining the fair value of investments for which market quotations are not readily available. The Valuation & Pricing Committee is also authorized to select and retain pricing services to provide fair value evaluations of the current value of certain investments for which market quotations are not readily available. The Valuation & Pricing Committee supervises various methods used to review market quotations and evaluated prices for reliability, including the resolution of price challenges by the Adviser to evaluated prices for a given security. In the event market quotations or evaluated prices are not readily available for an investment, the Valuation & Pricing Committee will determine the fair value of the investment in accordance with its procedures. Fair valuations are periodically reviewed by the Board of Trustees, which maintains oversight of the Adviser’s fair valuation policy and procedures.

2023 Annual Report | December 31, 2023	Page 81

For the year ended December 31, 2023, the Funds did not hold any assets at any time in which significant unobservable inputs were used in determining fair value. Therefore, no reconciliation of level 3 securities is provided. However, the Funds have disclosed holding level 3 securities with fair valuations of zero. The following table summarizes the inputs used to value the Funds’ assets and liabilities measured at fair value as of December 31, 2023.

Muirfield - Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common Stocks*	$466,688,117	$—	$—	$466,688,117
Preferred Stock	69,009	—	—	69,009
Warrants	8,343	—	—	8,343
Money Market Registered Investment Companies	269,785,737	—	—	269,785,737
Total	$736,551,206	$—	$—	$736,551,206
Trustee Deferred Compensation**	$432,150	$—	$—	$432,150
Futures Contracts***	$10,608,488	$—	$—	$10,608,488

Spectrum - Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common Stocks*	$112,456,084	$—	$—	$112,456,084
Preferred Stock	5,231	—	—	5,231
Warrants	2,664	—	—	2,664
Money Market Registered Investment Companies	75,328,289	—	—	75,328,289
Total	$187,792,268	$—	$—	$187,792,268
Trustee Deferred Compensation**	$77,150	$—	$—	$77,150
Futures Contracts***	$2,994,134	$—	$—	$2,994,134

Global - Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common Stocks*	$7,532,666	$—	$—	$7,532,666
Preferred Stock	2,140	—	—	2,140
Warrants	608	—	—	608
Registered Investment Companies	6,820,362	—	—	6,820,362
Money Market Registered Investment Companies	17,873,873	—	—	17,873,873
Total	$32,229,649	$—	$—	$32,229,649
Trustee Deferred Compensation**	$139,349	$—	$—	$139,349
Futures Contracts***	$734,502	$—	$—	$734,502

Balanced - Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common Stocks*	$194,107,428	$—	$—	$194,107,428
Preferred Stock	26,262	—	—	26,262
Warrants	3,721	—	—	3,721
Registered Investment Companies	106,593,127	—	—	106,593,127
Money Market Registered Investment Companies	60,576,374	—	—	60,576,374
Total	$361,306,912	$—	$—	$361,306,912
Trustee Deferred Compensation**	$273,257	$—	$—	$273,257
Futures Contracts***	$2,612,516	$—	$—	$2,612,516

Moderate - Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common Stocks*	$57,014,332	$—	$—	$57,014,332
Preferred Stock	6,658	—	—	6,658
Warrants	1,471	—	—	1,471
Registered Investment Companies	81,081,261	—	—	81,081,261
Money Market Registered Investment Companies	26,724,067	—	—	26,724,067
Total	$164,827,789	$—	$—	$164,827,789
Trustee Deferred Compensation**	$58,991	$—	$—	$58,991
Futures Contracts***	$1,019,615	$—	$—	$1,019,615

Page 82	2023 Annual Report | December 31, 2023

Conservative - Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common Stocks*	$23,496,525	$—	$—	$23,496,525
Preferred Stock	4,042	—	—	4,042
Warrants	460	—	—	460
Registered Investment Companies	87,167,103	—	—	87,167,103
Money Market Registered Investment Companies	16,708,431	—	—	16,708,431
Total	$127,376,561	$—	$—	$127,376,561
Trustee Deferred Compensation**	$109,062	$—	$—	$109,062
Futures Contracts***	$477,937	$—	$—	$477,937

Dynamic - Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common Stocks*	$166,087,115	$—	$—	$166,087,115
Preferred Stock	16,116	—	—	16,116
Warrants	2,579	—	—	2,579
Registered Investment Companies	13,892,258	—	—	13,892,258
Money Market Registered Investment Companies	92,058,669	—	—	92,058,669
Total	$272,056,737	$—	$—	$272,056,737
Trustee Deferred Compensation**	$299,671	$—	$—	$299,671
Futures Contracts***	$4,224,496	$—	$—	$4,224,496

Quantex - Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Common Stocks*	$20,954,934	$—	$—	$20,954,934
Preferred Stock	1	—	—	1
Warrants	—	—	—	—
Money Market Registered Investment Companies	13,338,879	—	—	13,338,879
Total	$34,293,814	$—	$—	$34,293,814
Trustee Deferred Compensation**	$85,794	$—	$—	$85,794
Futures Contracts***	$418,633	$—	$—	$418,633

Income - Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Registered Investment Companies	$46,392,394	$—	$—	$46,392,394
Money Market Registered Investment Companies	23,429,407	—	—	23,429,407
U.S. Government Obligations	—	74,239	—	74,239
Total	$69,821,801	$74,239	$—	$69,896,040
Trustee Deferred Compensation**	$99,615	$—	$—	$99,615

Money Market - Assets/(Liabilities)	Level 1	Level 2	Level 3	Total
Certificates of Deposit	$—	$42,668,986	$—	$42,668,986
Commercial Paper	—	343,502,482	—	343,502,482
Repurchase Agreements	—	245,000,000	—	245,000,000
Variable Rate Demand Notes	—	1,615,000	—	1,615,000
Money Market Registered Investment Companies	7,065,859	—	—	7,065,859
Total	$7,065,859	$632,786,468	$—	$639,852,327
Trustee Deferred Compensation**	$9,314	$—	$—	$9,314

*	See schedules of investments for industry classifications.
**	A corresponding liability exists that is marked to market and is considered Level 1 in the fair value hierarchy.
***	Futures contracts include unrealized gain/loss on contracts open at December 31, 2023.

2023 Annual Report | December 31, 2023	Page 83

4.	Investment Transactions

For the year ended December 31, 2023, the cost of purchases and proceeds from sales or maturities of long-term investments for the Funds, excluding U.S. Government investments and short positions, were as follows:

	Purchases	Sales
Muirfield	$1,329,971,633	$1,303,831,222
Spectrum	337,526,040	332,207,994
Global	39,139,702	41,038,234
Balanced	726,198,779	678,014,778
Moderate	295,773,999	258,660,215
Conservative	261,519,505	234,031,484
Dynamic	485,633,684	499,742,787
Quantex	7,360,445	8,260,036
Income	106,724,029	108,457,594

For the year ended December 31, 2023, the cost of purchases and proceeds from sales or maturities of long-term U.S. Government investments for the Funds are as follows:

	Purchases	Sales
Income	$4,156	$—

5.	Investment Advisory Fees and Other Transactions with Affiliates and Non-Affiliates

Meeder Asset Management, Inc. (“MAM”), a wholly-owned subsidiary of Meeder Investment Management, Inc. (“Meeder”), provides the Funds with investment management, research, statistical and advisory services pursuant to the terms of an Investment Advisory Agreement. The services of MAM will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days prior written notice by majority vote of the Fund, by the Trustees of the Fund, or by MAM. For such services the Funds pay a monthly fee at the following annual rates:

	Percentage of Average Daily Net Assets up to $50 Million	Percentage of Average Daily Net Assets Exceeding $50 Million up to $100 Million	Percentage of Average Daily Net Assets Exceeding $100 Million up to $200 Million	Percentage of Average Daily Net Assets Exceeding $200 Million
Muirfield	1.00%	0.75%	0.60%	0.60%
Spectrum	0.75%	0.75%	0.75%	0.60%
Global	0.75%	0.75%	0.75%	0.60%
Balanced	0.75%	0.75%	0.75%	0.60%
Moderate	0.60%	0.60%	0.60%	0.60%
Conservative	0.50%	0.50%	0.50%	0.50%
Dynamic	0.75%	0.75%	0.75%	0.60%
Quantex	0.75%	0.75%	0.60%	0.60%
Income	0.40%	0.40%	0.20%	0.20%
Money Market	0.40%	0.40%	0.25%	0.25%

Fee Waivers & Expense Limitation Agreements. MAM can contractually agree to reduce its advisory fees or limit total annual ordinary fund operating expenses for certain Funds pursuant to written agreements that may only be amended or terminated with the approval of the Board. The sums waived or reimbursed under these agreements would not be subject to recoupment. During the year ended December 31, 2023, there were no fees contractually waived or reimbursed for any of the Funds.

Page 84	2023 Annual Report | December 31, 2023

Mutual Funds Service Co. (“MFSCo”), a wholly-owned subsidiary of Meeder, serves as stock transfer, dividend disbursing and shareholder services agent for each Fund. In compensation for such services, each Fund pays MFSCo a monthly fee at an annual rate equal to the greater of the following:

	Minimum Fee	Percentage of Average Daily Net Assets up to $500 Million	Percentage of Average Daily Net Assets Exceeding $500 Million
Muirfield	$4,000	0.12%	0.03%
Spectrum	4,000	0.12%	0.03%
Global	4,000	0.12%	0.03%
Balanced	4,000	0.12%	0.03%
Moderate	4,000	0.12%	0.03%
Conservative	4,000	0.12%	0.03%
Dynamic	4,000	0.12%	0.03%
Quantex	4,000	0.12%	0.03%
Income	4,000	0.08%	0.03%
Money Market	4,000	0.08%	0.03%

Management may voluntarily waive fees for any Fund. During the year ended December 31, 2023, MFSCo waived the following transfer agent fees:

	Voluntary Transfer Agent Fees Reimbursements	Impact of Voluntary Transfer Agent Fees Reimbursements to Average Net Assets	Impact of Voluntary Transfer Agent Fees Reimbursements to Average Net Assets - Retail Class	Impact of Voluntary Transfer Agent Fees Reimbursements to Average Net Assets - Adviser Class	3Impact of Voluntary Transfer Agent Fees Reimbursements to Average Net Assets - Institutional Class
Muirfield	$27,000	N/A	N/A	N/A	0.01%
Spectrum	—	N/A	N/A	N/A	N/A
Global	—	N/A	N/A	N/A	N/A
Balanced	140,000	N/A	N/A	N/A	0.05%
Moderate	—	N/A	N/A	N/A	N/A
Conservative	—	N/A	N/A	N/A	N/A
Dynamic	—	N/A	N/A	N/A	N/A
Quantex	—	N/A	N/A	N/A	N/A
Income	—	N/A	N/A	N/A	N/A
Money Market	—	N/A	N/A	N/A	N/A

MFSCo provides the Trust with certain administrative services. In compensation for such services, each Fund pays MFSCo a monthly fee at the following annual rates:

	Percentage of Average Daily Net Assets up to $50 Million	Percentage of Average Daily Net Assets Exceeding $50 Million up to $500 Million	Percentage of Average Daily Net Assets Exceeding $500 Million
Muirfield	0.10%	0.08%	0.03%
Spectrum	0.10%	0.08%	0.03%
Global	0.10%	0.08%	0.03%
Balanced	0.10%	0.08%	0.03%
Moderate	0.10%	0.08%	0.03%
Conservative	0.10%	0.08%	0.03%
Dynamic	0.10%	0.08%	0.03%
Quantex	0.10%	0.08%	0.03%
Income	0.10%	0.08%	0.03%
Money Market	0.10%	0.08%	0.03%

2023 Annual Report | December 31, 2023	Page 85

MFSCo serves as accounting services agent for each Fund. In compensation for such services, each Fund pays MFSCo a monthly fee at an annual rate equal to the greater of a minimum fee or at a rate based on the percentage of average daily net assets. The annual rates are as follows:

	Minimum Fee	Percentage of Average Daily Net Assets up to $10 Million	Percentage of Average Daily Net Assets Exceeding $10 Million up to $30 Million	Percentage of Average Daily Net Assets Exceeding $30 Million up to $80 Million	Percentage of Average Daily Net Assets Exceeding $80 Million
Muirfield	$7,500	0.15%	0.10%	0.02%	0.01%
Spectrum	7,500	0.15%	0.10%	0.02%	0.01%
Global	7,500	0.15%	0.10%	0.02%	0.01%
Balanced	7,500	0.15%	0.10%	0.02%	0.01%
Moderate	7,500	0.15%	0.10%	0.02%	0.01%
Conservative	7,500	0.15%	0.10%	0.02%	0.01%
Dynamic	7,500	0.15%	0.10%	0.02%	0.01%
Quantex	7,500	0.15%	0.10%	0.02%	0.01%
Income	7,500	0.15%	0.10%	0.02%	0.01%
Money Market	30,000	0.15%	0.10%	0.02%	0.01%

For the year ended December 31, 2023, MAM agreed to voluntarily waive and/or reimburse investment advisory fees. The amounts voluntarily waived and/or reimbursed and the impact to the net expense ratio (excluding brokerage fees and commissions, taxes, interest, and extraordinary or non-recurring expenses) for each Fund are as follows:

	Voluntary Investment Advisory Fee Waivers and/or Reimbursements	Impact of Voluntary Investment Advisory Fee Waivers and/or Reimbursements to Average Net Assets	Impact of Voluntary Investment Advisory Fee Waivers and/or Reimbursements to Average Net Assets - Retail Class	Impact of Voluntary Investment Advisory Fee Waivers and/or Reimbursements to Average Net Assets - Adviser Class	Impact of Voluntary Investment Advisory Fee Waivers and/or Reimbursements to Average Net Assets - Institutional Class
Muirfield	$–	N/A	0.00%	0.00%	0.00%
Spectrum	–	N/A	0.00%	0.00%	0.00%
Global	–	N/A	0.00%	0.00%	0.00%
Balanced	–	N/A	0.00%	0.00%	0.00%
Moderate	–	N/A	0.00%	0.00%	0.00%
Conservative	–	N/A	0.00%	0.00%	0.00%
Dynamic	200,000	N/A	0.08%	0.08%	0.08%
Quantex	–	N/A	N/A	N/A	N/A
Income	75,071	N/A	0.11%	0.11%	0.11%
Money Market	1,800,784	0.27%	N/A	N/A	N/A

Certain Funds have entered into securities lending arrangements with Huntington National Bank (“HNB”). Under the terms of the agreement, HNB is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, under normal market conditions, the Funds receive cash collateral in the amount of at least 102% of the value of securities loaned. The cash collateral is invested in short term instruments as disclosed in the Schedules of Investments. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received. After predetermined rebates to brokers, a percentage of the net securities lending revenue is credited to the Funds to be used as an offset against charges incurred by the Funds. HNB is paid a fee for administering the securities lending program for the Funds, equal to the remaining percentage of the net securities lending revenues generated under the agreement. As of December 31, 2023, no Funds were loaning any securities. Any cash collateral received is invested in securities as listed in each Fund’s Schedule of Investments. For the year ended December 31, 2023, income earned through securities lending arrangements was as follows:

Page 86	2023 Annual Report | December 31, 2023

Amount Received to Reduce Gross Expenses
Muirfield	$5,572
Spectrum	1,982
Global	139
Balanced	2,150
Moderate	862
Conservative	464
Dynamic	2,170

The Funds have adopted a written plan pursuant to Rule 12b-1 of the 1940 Act that allows the Funds to pay fees for the sale and distribution of Fund shares and for services provided to Fund shareholders. 12b-1 fees are paid by the Funds to financial intermediaries, securities brokers, investment advisers, and other persons, including affiliates of MAM. For the year ended December 31, 2023, total 12b-1 plan expense payments made to the Funds’ affiliated distributor was $68,079. The Funds’ affiliated distributor did not receive any brokerage commissions from executed trades from the Funds. The annual adopted 12b-1 plan maximum limitations for the year ended December 31, 2023, are as follows:

	Maximum Annual 12b-1 Plan Expense as a Percentage of Average Daily Net Assets	Maximum Annual 12b-1 Plan Expense as a Percentage of Average Daily Net Assets - Retail Class	Maximum Annual 12b-1 Plan Expense as a Percentage of Average Daily Net Assets - Adviser Class	Maximum Annual 12b-1 Plan Expense as a Percentage of Average Daily Net Assets - Institutional Class	12b-1 Plan Expense Payments Made to Affiliates
Muirfield	N/A	0.20%	N/A	N/A	$27,296
Spectrum	N/A	0.25%	N/A	N/A	855
Global	N/A	0.25%	N/A	N/A	1,376
Balanced	N/A	0.25%	N/A	N/A	4,084
Moderate	N/A	0.25%	N/A	N/A	460
Conservative	N/A	0.25%	N/A	N/A	6,132
Dynamic	N/A	0.25%	N/A	N/A	9,750
Quantex	N/A	0.20%	N/A	N/A	16,467
Income	N/A	0.25%	N/A	N/A	1,659
Money Market	0.20%	N/A	N/A	N/A	N/A

The Funds (other than Money Market) have adopted a shareholder services plan that allows the Funds to pay financial intermediaries and other persons, including “platforms,” for providing shareholder and administrative services to Fund shareholders and maintaining shareholder accounts. The annual adopted shareholder services plan maximum limitations for the year ended December 31, 2023 are as follows:

	Maximum Annual Shareholder Services Plan Expense as a Percentage of Average Daily Net Assets - Retail Class	Maximum Annual Shareholder Services Plan Expense as a Percentage of Average Daily Net Assets - Adviser Class	Maximum Annual Shareholder Services Plan Expense as a Percentage of Average Daily Net Assets - Institutional Class
Muirfield	0.20%	0.25%	0.10%
Spectrum	0.20%	0.25%	0.10%
Global	0.20%	0.25%	0.10%
Balanced	0.20%	0.25%	0.10%
Moderate	0.20%	0.25%	0.10%
Conservative	0.20%	0.25%	0.10%
Dynamic	0.20%	0.25%	0.10%
Quantex	0.20%	0.25%	0.10%
Income	0.20%	0.25%	0.10%

2023 Annual Report | December 31, 2023	Page 87

The Funds have adopted a Deferred Compensation Plan (the “Plan”) for the independent Trustees. Under the Plan, each eligible Trustee is permitted to defer all or a portion of the trustees fees payable by any of the Funds as an investment into any combination of Funds until a specified point of time. The investment into the Funds is recorded as an asset however an offsetting liability is also recorded for the deferred payment. Amounts deferred under the Plan may be distributed in a lump sum or generally equal annual installments over a period of up to ten (10) years to the eligible Trustee(s). The Funds may terminate this Plan at any time.

Certain Trustees and officers of the Funds are also officers or directors of Meeder, MAM, and MFSCo.

During the year ended December 31, 2023, several of the Funds invested in the Institutional Prime Money Market Fund, an affiliate, as described in Section 2(a)(3) of the Investment Company Act of 1940. The purchases/sales amounts in the following table are presented on a gross basis, while the statement of changes in net assets shows subscriptions and redemptions into and out of the Institutional Prime Money Market Fund on a net basis. The Funds’ investments in the Institutional Prime Money Market Fund, which had a 7-day yield of 5.45% on December 31, 2023, were as follows:

	12/31/22 Fair Value	Purchases	Sales	Realized Gains (Losses)	12/31/23 Cost	Change in Unrealized	Income	12/31/23 Fair Value
Muirfield	$270,676,198	$229,283,145	$(230,246,563)	$9,091	$269,610,315	$63,866	$12,717,492	$269,785,737
Spectrum	97,085,841	52,826,845	(74,607,028)	13,635	75,277,987	8,995	4,061,393	75,328,289
Global	16,061,419	15,363,731	(13,555,945)	317	17,863,648	4,351	793,175	17,873,873
Balanced	108,408,697	156,956,666	(204,808,850)	24,009	60,527,802	(4,147)	4,571,904	60,576,374
Moderate	53,903,745	77,448,706	(104,636,497)	12,751	26,702,206	(4,637)	2,541,283	26,724,067
Conservative	27,330,467	96,287,268	(106,912,703)	3,927	16,693,852	(528)	1,672,326	16,708,431
Dynamic	52,503,793	97,363,999	(57,830,183)	5,641	92,017,934	15,419	3,127,330	92,058,669
Quantex	11,930,714	9,392,822	(7,988,404)	(463)	13,331,873	4,211	628,587	13,338,879
Income	11,331,750	99,618,736	(87,526,238)	2,389	23,422,804	2,770	1,289,494	23,429,407

6.	Federal Tax Information

The following information is computed on a tax basis for each item as of December 31, 2023:

	Tax Cost of Portfolio Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Muirfield	$659,776,281	$82,465,586	$(5,690,661)	$76,774,925
Spectrum	170,652,864	18,456,158	(1,316,754)	17,139,404
Global	30,211,677	2,125,048	(107,076)	2,017,972
Balanced	323,048,267	40,893,613	(2,634,968)	38,258,645
Moderate	152,999,962	12,827,631	(999,804)	11,827,827
Conservative	121,080,791	6,958,622	(662,852)	6,295,770
Dynamic	244,335,888	30,231,055	(2,510,206)	27,720,849
Quantex	30,881,943	4,735,118	(1,323,247)	3,411,871
Income	68,228,050	1,767,652	(99,662)	1,667,990
Money Market	639,732,721	203,386	(83,780)	119,606

The tax characteristics of dividends paid by the Funds during the year ended December 31, 2023 were as follows:

	Ordinary Income	Net Short-Term Capital Gains	Net Long-Term Capital Gains	Total Dividends Paid
Muirfield	$12,493,900	$—	$9,579,118	$22,073,018
Spectrum	3,388,080	—	12,437,088	15,825,168
Global	677,547	—	—	677,547
Balanced	7,293,767	—	—	7,293,767
Moderate	4,427,939	—	—	4,427,939
Conservative	3,832,220	—	—	3,832,220
Dynamic	3,426,570	—	—	3,426,570
Quantex	460,077	—	—	460,077
Income	2,721,725	—	—	2,721,725
Money Market	33,483,600	—	—	33,483,600

Total dividends paid may differ from the amount reported in the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid. Short-term capital gains distributions are taxed as ordinary income.

Page 88	2023 Annual Report | December 31, 2023

The tax characteristics of dividends paid by the Funds during the year ended December 31, 2022 were as follows:

	Ordinary Income	Net Short-Term Capital Gains	Net Long-Term Capital Gains	Total Dividends Paid
Muirfield	$4,249,878	$—	$12,812,219	$17,062,097
Spectrum	958,594	471,996	3,611,331	5,041,921
Global	82,102	—	158,351	240,453
Balanced	3,501,995	3,906,305	5,840,278	13,248,578
Moderate	2,235,676	1,370,093	1,071,618	4,677,387
Conservative	1,641,226	—	693,917	2,335,143
Dynamic	1,144,644	—	6,501,337	7,645,981
Quantex	132,707	745,313	—	878,020
Income	1,124,771	—	—	1,124,771
Money Market	11,475,492	—	—	11,475,492

Total dividends paid may differ from the amount reported in the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid. Short-term capital gains distributions are taxed as ordinary income.

As of December 31, 2023, the components of distributable earnings/(accumulated deficit) on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Gains and (Losses)	Unrealized Appreciation/ (Depreciation)	Total Distributable Earnings/ (Accumulated Deficit)
Muirfield	$1,310,329	$51,473,349	$(375,880)	$76,774,925	$129,182,723
Spectrum	1,921,354	9,939,175	(70,759)	17,139,404	28,929,174
Global	11,190	2,000,758	(116,223)	2,017,972	3,913,697
Balanced	82,742	13,931,740	(237,507)	38,258,645	52,035,620
Moderate	38,634	—	(1,142,618)	11,827,827	10,723,843
Conservative	54,219	—	(5,583,482)	6,295,770	766,507
Dynamic	41,473	21,501,462	(250,894)	27,720,849	49,012,890
Quantex	14,775	2,120,645	(72,486)	3,411,871	5,474,805
Income	11,990	—	(13,791,026)	1,667,990	(12,111,046)
Money Market	15,233	—	(8,597)	119,606	126,242

The differences between book- and tax-basis unrealized appreciation/(depreciation) are attributable primarily to: wash sales and the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments.

For federal income tax purposes, the following Funds have capital loss carryforwards as of December 31, 2023, which are not subject to expiration and are available to offset future capital gains, if any. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders:

	Short-Term Capital Loss Carryforward	Long-Term Capital Loss Carryforward	Capital Loss Carryforward Utilized
Muirfield	$—	$—	$—
Spectrum	—	—	—
Global	—	—	1,639,070
Balanced	—	—	3,576,181
Moderate	1,088,162	—	3,475,122
Conservative	4,700,609	789,444	—
Dynamic	—	—	9,440,863
Quantex	—	—	1,337,582
Income	12,310,635	1,392,843	—
Money Market	—	—	1,721

2023 Annual Report | December 31, 2023	Page 89

7.	Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of December 31, 2023, beneficial owners that held more than 25% of the voting securities of the Funds and may be deemed to control the Funds are as follows:

Fund	Beneficial Owner	Percent of Voting Securities
Money Market	Muirfield	42%

8.	Contingencies and Commitments

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

9.	Subsequent Events

On February 1, 2024, the Meeder Funds filed a Post-Effective Amendment to the Registration Statement for the Meeder Funds that will change the name of the Quantex Fund to the Sector Rotation Fund and to change its principal investment strategy from one focused on investments in mid-capitalization companies to one focused on rotation of fund assets between and among investments in securities market sectors considered most promising. The change is expected to become effective on April 1, 2024.

Page 90	2023 Annual Report | December 31, 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Meeder Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Meeder Funds comprising Muirfield Fund, Spectrum Fund, Global Allocation Fund, Balanced Fund, Moderate Allocation Fund, Conservative Allocation Fund, Dynamic Allocation Fund, Quantex Fund, Tactical Income Fund, and Institutional Prime Money Market Fund (the “Funds”) as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2004.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
February 28, 2024

2023 Annual Report | December 31, 2023	Page 91

Shareholder Expense Analysis (unaudited)

Shareholders of mutual funds pay ongoing expenses, such as advisory fees, distribution and service fees and other fund operating expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested for the period of time indicated in the table below.

The Actual Expense example provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (e.g.: an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense example provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return of any Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value July 1, 2023		Ending Account Value December 31, 2023		Expenses Paid During Period[1]		Net Expense Ratio[2]
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Muirfield Fund
Retail Class	$1,000.00	$1,000.00	$1,049.90	$1,019.15	$5.93	$5.84	1.16%
Adviser Class	1,000.00	1,000.00	1,051.50	1,020.59	4.45	4.38	0.87%
Institutional Class	1,000.00	1,000.00	1,050.30	1,020.29	4.75	4.68	0.93%
Spectrum Fund
Retail Class	1,000.00	1,000.00	1,048.80	1,017.30	7.82	7.70	1.53%
Adviser Class	1,000.00	1,000.00	1,050.20	1,019.55	5.52	5.44	1.08%
Institutional Class	1,000.00	1,000.00	1,050.30	1,019.10	5.98	5.89	1.17%
Global Allocation Fund
Retail Class	1,000.00	1,000.00	1,059.20	1,015.41	9.81	9.60	1.91%
Adviser Class	1,000.00	1,000.00	1,060.30	1,017.40	7.76	7.59	1.51%
Institutional Class	1,000.00	1,000.00	1,061.50	1,017.30	7.86	7.70	1.53%
Balanced Fund
Retail Class	1,000.00	1,000.00	1,055.50	1,018.20	6.92	6.79	1.35%
Adviser Class	1,000.00	1,000.00	1,057.30	1,020.00	5.08	4.99	0.99%
Institutional Class	1,000.00	1,000.00	1,057.90	1,020.14	4.93	4.84	0.96%
Moderate Allocation Fund
Retail Class	1,000.00	1,000.00	1,060.70	1,018.00	7.14	6.99	1.39%
Adviser Class	1,000.00	1,000.00	1,063.00	1,020.24	4.83	4.73	0.94%
Institutional Class	1,000.00	1,000.00	1,063.30	1,019.80	5.30	5.19	1.03%
Conservative Allocation Fund
Retail Class	1,000.00	1,000.00	1,061.50	1,018.70	6.42	6.29	1.25%
Adviser Class	1,000.00	1,000.00	1,063.70	1,020.49	4.58	4.48	0.89%
Institutional Class	1,000.00	1,000.00	1,063.50	1,020.04	5.04	4.94	0.98%
Dynamic Allocation Fund
Retail Class	1,000.00	1,000.00	1,072.20	1,018.50	6.66	6.49	1.29%
Adviser Class	1,000.00	1,000.00	1,073.90	1,020.14	4.96	4.84	0.96%
Institutional Class	1,000.00	1,000.00	1,074.60	1,019.90	5.22	5.09	1.01%

Page 92	2023 Annual Report | December 31, 2023

	Beginning Account Value July 1, 2023		Ending Account Value December 31, 2023		Expenses Paid During Period[1]		Net Expense Ratio[2]
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Quantex Fund
Retail Class	$1,000.00	$1,000.00	$1,060.10	$1,016.36	$8.83	$8.65	1.72%
Adviser Class	1,000.00	1,000.00	1,061.10	1,017.50	7.66	7.49	1.49%
Institutional Class	1,000.00	1,000.00	1,061.00	1,017.30	7.86	7.70	1.53%
Tactical Income Fund
Retail Class	1,000.00	1,000.00	1,051.30	1,019.30	5.78	5.69	1.13%
Adviser Class	1,000.00	1,000.00	1,052.40	1,021.19	3.84	3.78	0.75%
Institutional Class	1,000.00	1,000.00	1,053.10	1,020.84	4.20	4.13	0.82%
Institutional Prime Money Market Fund	1,000.00	1,000.00	1,027.40	1,023.98	0.96	0.96	0.19%

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any transactional costs were included, your costs would have been higher.

[1]	Expenses are equal to each Fund’s annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the total number of days in the six-month period).
[2]	Annualized net expense ratio reflects contractual or voluntary waivers and reimbursements of expenses by the investment adviser and transfer agent.

2023 Annual Report | December 31, 2023	Page 93

Trustees and Officers (unaudited)

Certain trustees and officers of the Funds are also officers or directors of Meeder, MAM, and MFSCo. The Trustees oversee the management of the Trust and elect its officers. The officers are responsible for the Funds’ day-to-day operations. The Trustees’ and officers’ names, addresses, years of birth, positions held with the Trust, and length of service with the Meeder Funds, are listed below. Also included is each Board member’s principal occupation during, at least, the past five years. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Those Trustees who are “interested persons”, as defined in the 1940 Act, by virtue of their affiliation with the Trust, are indicated by an asterisk (*).

Name, Address[1], and Year of Birth	Year First Elected a Trustee or Officer of the Trust	Position and Number of Funds Overseen2	Principal Occupation During Past Five Years and Other Directorships Held
Robert S. Meeder, Jr.* Year of Birth: 1961	1992	Trustee and President	President, Meeder Investment Management, Inc.
Stuart M. Allen** Year of Birth: 1961	2006	Trustee	President of Gardiner Allen DeRoberts Insurance LLC, an insurance agency.
Anthony V. D’Angelo** Year of Birth: 1959	2006	Trustee	General Manager, WSYX ABC 6 /WTTE-TV Fox 28 /WWHO television stations, Columbus, Ohio, operated by Sinclair Broadcast Group (2014 – present); Director of Sales (2004 – 2014); Lead Trustee of the Trust.
Jeffrey R. Provence** Year of Birth: 1969	2017	Trustee	CEO, Premier Fund Solutions, Inc. (2001 – present); General Partner & Portfolio Manager, Value Trend Capital Management, L.P. (1995 – present); Director, Blue Chip Investor Funds; Director, PFS Funds; Chairman of the Trust’s Audit Committee.
Douglas R. Jennings Year of Birth: 1962	2017	Chief Compliance Officer	Chief Compliance Officer, Meeder Investment Management, Inc. (2016 – present); Assistant General Counsel; Partner, Carlile Patchen & Murphy, LLP (2010 – 2016).
Bruce E. McKibben Year of Birth: 1969	2002	Treasurer	Director of Fund Accounting, Mutual Funds Service Co. (1997 – present).
Alaina Salonsky Year of Birth: 1967	2017	Secretary	Compliance Specialist, Meeder Investment Management, Inc. (2017 – present); Teacher, Big Walnut School District, Sunbury, Ohio (2013 – 2017).

1	The address of each Trustee is 6125 Memorial Drive, Dublin, OH 43017.
2	Each Trustee serves for an indefinite term, until his or her resignation, death, or removal. Each Trustee oversees all ten Funds in the Trust.

*	Robert S. Meeder, Jr. is deemed an “interested person” of the Trust by virtue of his position as President of Meeder Asset Management, Inc., the Adviser of the Trust.
**	Each independent Trustee is a member of the Trust’s Audit Committee, Compensation Committee, and Nominating Committee.

The Statement of Additional Information includes additional information about each Trustee and is available without charge. To obtain a copy of the Statement of Additional Information, please contact your financial representative or call toll free 1-800-325-3539.

Page 94	2023 Annual Report | December 31, 2023

Board Review and Approval of Investment Advisory Agreement (unaudited)

Approval Process. Pursuant to the Investment Company Act of 1940 (“1940 Act”), the Board of Trustees (“Board”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), is required to consider, on an annual basis, the continuation of the Investment Advisory Agreement between Meeder Asset Management, Inc. (the “Adviser”) and Meeder Funds (the “Trust”) on behalf of on behalf of the Muirfield Fund, Balance Fund, Global Allocation Fund, Dynamic Allocation Fund, Spectrum Fund, Moderate Allocation Fund, Conservative Allocation Fund, Quantex Fund and Tactical Allocation Fund (each a “Fund” and collectively the “Funds”). It is the duty of the Board to request as much information as is reasonably necessary to evaluate the terms of the Agreement to determine whether the Agreement is fair to each Fund and its shareholders.

The Board considered and approved the Agreement for the Funds at an in-person meeting held on September 12, 2023. Prior to the meeting, the Board requested, and the Adviser provided, both written and oral reports containing information and data related to the following: (i) the nature, extent, and quality of the services provided by the Adviser to the Funds; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services to be provided and the profits to be realized by the Adviser from the relationship with the Funds; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) whether the fee level reflects these economies of scale to the benefit of the Funds’ shareholders. In reaching the decision to renew the Agreement, the Board also took into account information furnished throughout the year at regular Board meetings. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Funds, as well as periodic reports on shareholder services, legal compliance, pricing, brokerage commissions, execution and other services provided by the Adviser and its affiliates.

Information furnished specifically in connection with the renewal process included a report for the Funds prepared by Broadridge Financial Solutions, Ltd. (“Broadridge”), an independent organization, as well as the Funds’ profitability analysis prepared by the Adviser. The Broadridge report compared each Fund’s advisory fees and expenses with those of other mutual funds deemed comparable to the Fund. The Funds’ profitability analysis discussed the profitability to the Adviser and Mutual Funds Service Co., an affiliate of the Adviser, from the overall Funds’ operations, as well as an analysis based on the profitability resulting from the operation of each individual Fund, utilizing expense allocation methodologies deemed reasonable by the Adviser.

In considering such materials, the Independent Trustees also received assistance and advice from and met separately with the Funds’ independent legal counsel and the Chief Compliance Officer prior to the meeting. In their deliberations, the Board considered the terms of the existing Agreement between the Funds and the Adviser. While attention was given to all of the information furnished, the Board made the following specific findings in connection with its decision to renew the Agreement:

Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of the services provided by the Adviser and its affiliates, including the reputation, qualifications, experience, and capabilities of the personnel performing these services. The Board considered the qualifications of the investment management team and the resources committed to maintaining and improving the Adviser’s quantitative models. The Board noted that the Adviser and its affiliates provide a series of additional administrative services for the Funds, including fund accounting, transfer agency and compliance services, and recognized the continuing expenditures made to support and improve the scope of those services. The Board reviewed pending material litigation (or lack thereof), insurance coverage, and the Adviser’s business continuity and information security practices. Consideration also was given to the Adviser’s compliance resources and policies, including the periodic reporting provided to the Board. In making its judgment, the Board also considered the Adviser’s continual management of investment, operational, enterprise, legal and regulatory risk as it relates to the Funds as well as the manner in which the Adviser addressed new regulatory burdens that became effective during the preceding year. Taking into account the personnel involved in servicing the Funds, as well as the materials provided by the Adviser, the Board expressed satisfaction with the quality, extent, and nature of the services provided by the Adviser.

Investment Performance. The Board reviewed the investment performance of each Fund. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the performance reports prepare by Broadridge that showed the investment performance of each Fund for the one-, three-, five-, and ten-year periods, as applicable, ended June 30, 2023, in comparison to a securities market benchmark and a performance universe of funds with investment objectives similar to each Fund’s investment objectives (“Performance Peer Group”). The Board evaluated performance in light of the investment strategy pursued by the Adviser, measures of investment risk, and steps taken by the Adviser to mitigate risk through active management of the portfolio. The Board noted that most Fund generally outperformed or performed in line with its benchmark and Performance Peer Group. The Board was satisfied with the Adviser’s explanation that underperformance of certain Funds for certain periods was caused by the Fund’s strategy being out of favor in the current market environment. The Board noted the Adviser’s continued efforts to improve performance and improve the quantitative models. The Board concluded that the Funds’ investment results have been satisfactory for renewal of the Agreement and that the Adviser’s record in managing the Funds indicated that its continued management should benefit the Funds and their shareholders.

Costs of Services. The Board considered the cost of services provided by the Adviser and gave consideration to a comparative analysis of the advisory fees and expense ratios of each Fund compared with those of a group of other relevant funds (“Expense Peer Group”). The Board observed that the Funds’ advisory fees and expenses were within the range of those of the Expense Peer Groups. The Board noted that the Adviser does not mange or sub-advise any other mutual fund, pooled investment vehicle or separately managed accounts with investment strategies comparable to those of the Funds. The Board was satisfied with the Adviser’s continued efforts to reduce fees and expenses. The Board concluded that the Funds’ cost structures were fair and reasonable in relation to the services provided and the performance of the Funds, and that the Funds’ shareholders receive reasonable value in return for the advisory fees and other amounts paid to the Adviser by the Funds.

2023 Annual Report | December 31, 2023	Page 95

Management Profitability. The Board also considered the level of profits realized by the Adviser and its affiliates in connection with the operation of the Funds. In this respect, the Board reviewed the Funds’ profitability analysis that addresses the overall profitability of the Meeder Funds’ business as well as the profitability resulting from the operation of each Fund. The Board also considered management’s expenditures in improving shareholder services provided to the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from recent U.S. Securities and Exchange Commission rulemaking. The Board determined that the level of profits realized by the Adviser under its Agreement with the Funds was not excessive in view of the nature, quality and extent of services provided.

Economies of Scale. The Board also considered whether the Funds realize economies of scale as they grow and the extent to which these economies are reflected in the level of advisory fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that economies of scale may develop for certain Funds as their assets increase, and their Fund level expenses decline as a percentage of assets. The Board also considered whether the advisory fee rate is reasonable in relation to the asset size of each Fund and any economies of scale that may exist. The Board acknowledged that the advisory fee structure for each Fund is reasonable and in most instances is tiered by assets under management, allowing the shareholders to benefit from economies of scale as the Funds grow in size. The Board expressed continued satisfaction with each Fund’s fee structure under its Agreement.

Ancillary Benefits. The Board also considered ancillary benefits received by the Adviser as a result of its relationship with the Trust, including its access to research that benefits other clients and the service of its affiliates as transfer agent, administrator, and distributor for the Funds. Fees for these services were considered separately in the profitability analysis and the Board considered the revenue and expenses incurred by the Adviser and its affiliates in providing these services. The Board also took into consideration additional contractual breakpoints in certain affiliated service agreements. The Board also considered the benefits derived by the Adviser from soft dollar arrangements, noting that these arrangements are subject to regular reporting and oversight. The Board took the ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to the Adviser by the Funds.

Conclusion. Based upon the foregoing findings as well as all of the information provided by the Adviser, the Board, including all of its Independent Trustees, was satisfied that the terms of the Agreement, including the existing advisory fee structure, are fair and reasonable and in the best interest of the Funds and their shareholders. In its deliberations, the Board did not identify any particular factor or factors that were all-important or controlling; and each Trustee assigned different weights to various factors considered. The Board, including all of its Independent Trustees, therefore approved the continuation of the Agreement effective for an additional one-year term ending September 30, 2024.

Statement Regarding Liquidity Risk Management Program (unaudited)

In accordance with Rule 22e-4 (“Liquidity Rule”) under the 1940 Act, the Funds have adopted and implemented a liquidity risk management program (“Program”). The purpose of the Program is to outline the techniques, tools and arrangements employed for the management of liquidity risk within the Funds, and the terms, contents and frequency of reporting and escalation of any issues to the Board of Trustees. Liquidity is managed taking account of the investment strategy, liquidity profile, and redemption history, with the objective of maintaining a level of liquidity that is appropriate in light of the Funds’ obligations to the Funds’ shareholders. The Program assesses liquidity risk under both normal and stressed market conditions.

The Board of Trustees reviewed the Program during the Funds’ most recent fiscal half-year, including a written report prepared by the Program Administrator. The report reviewed the terms and operation of the Program, investment strategy and liquidity of the Funds, cash flow projections, shareholder concentration and holdings of cash and cash equivalents. The Adviser utilizes quantitative tools that provide daily evaluation of the liquidity of nearly all Funds’ securities. The Program Administrator was satisfied with the design, operation and effectiveness of the Program and reported that there were no liquidity events that materially affected the performance of the Funds or the Funds’ ability to meet their redemption obligations under normal and reasonably foreseeable stressed conditions without dilution to existing shareholders.

The report confirmed that the Funds’ investment strategies utilize highly liquid securities and do not maintain concentrated positions. The Funds also maintain significant holdings of cash and cash equivalents, which were judged suitable to meet redemption needs under ordinary and reasonably stressed market conditions. During the reporting period, the Funds maintained a high level of liquidity and primarily held assets in securities judged highly liquid under the Liquidity Rule. As a result, the Funds see no reason to, and therefore have not adopted a “Highly Liquid Investment Minimum,” as defined under the Liquidity Rule.

There can be no assurance that the Program will achieve its objectives in the future. Further information on liquidity risks of the Funds can be found in the Funds’ prospectus.

Page 96	2023 Annual Report | December 31, 2023

Other Information (unaudited)

The Trust files a complete schedule of portfolio holdings for the first and third quarters of each fiscal year on Form N-PORT. In addition, Money Market files its complete schedule of portfolio holdings with the SEC each month on Form N-MFP. Forms N-PORT and N-MFP are available on the SEC’s website at www.sec.gov. Information regarding Fund holdings is also available at www.meederinvestment.com.

The investment adviser is responsible for exercising the voting rights associated with the securities purchased or held by the Funds. A description of the policies and procedures that the adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the most recent 12-month period ending June 30 are available, without charge, by calling 1-800-325-3539 or on the SEC’s website at www.sec.gov.

2023 Annual Report | December 31, 2023	Page 97

[This page intentionally left blank]

[This page intentionally left blank]

Privacy Policy

Meeder Investment Management and the Meeder Funds are committed to maintaining the financial privacy of our current, former and prospective customers. This policy explains how we protect the security and confidentiality of our customer’s information.

PERSONAL INFORMATION WE COLLECT

We may collect information about Meeder customers from a variety of sources, including:

•	Information provided by you or your representative on applications or forms, such as your name, address, date of birth, social security number and investment objectives;

•	Information about the transactions in your account, such as your account balance and transaction history; and

•	Information we obtain from third parties regarding you, to verify your identity or transfer your account.

INFORMATION WE SHARE WITH OUR AFFILIATES

Our affiliates are financial service providers that offer transfer agency, customer accounting, customer servicing, investment advisory, and other financial services. We share information with our affiliates to service your account. In addition, we may also share information with our affiliates to alert you to other products or services offered by Meeder to the extent provided by law. Information collected from customers whose accounts are opened through investment professionals is not shared with Meeder affiliates for marketing purposes.

INFORMATION WE SHARE WITH THIRD PARTIES

On occasion, we share information we collect about you with unaffiliated third parties to perform services in connection with your account, such as processing transactions, preparing and mailing account statements, and other forms of customer servicing. Information provided to third parties may not be used for any other purpose and Meeder does not permit unaffiliated third parties to use customer information to market their products or services.

HOW WE PROTECT INFORMATION ABOUT YOU

We maintain policies, and require all unaffiliated third parties to maintain policies, to safeguard customer information. We restrict access to nonpublic personal information about you to those persons who need to know that information in order to provide products and services to you. We also maintain physical, electronic, and procedural safeguards to guard your nonpublic personal information.

WHO THIS POLICY APPLIES TO

This policy applies to customers who open relationships directly with Meeder. It applies to Meeder Funds and Meeder’s affiliated companies, including Meeder Asset Management, Meeder Advisory Services, Meeder Public Funds, Meeder Distribution Services and Mutual Funds Service Company.

QUESTIONS

Contact us at 800-325-3539 or visit us online at www.meederinvestment.com

Privacy Policy – MIM 001 (4/21/22)

Page 100	2023 Annual Report |

Manager and Investment Adviser

Meeder Asset Management, Inc.

6125 Memorial Drive

P.O. Box 7177

Dublin, Ohio 43017

Board of Trustees

Stuart M. Allen
Anthony V. D’Angelo
Robert S. Meeder, Jr.
Jeffrey R. Provence

Custodian

The Huntington National Bank
Columbus, Ohio 43215

Transfer Agent & Dividend Disbursing Agent

Mutual Funds Service Co.

6125 Memorial Drive
Dublin, Ohio 43017

Distributor

Meeder Distribution Services, Inc.

6125 Memorial Drive

Dublin, Ohio 43017

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

342 North Water Street, Suite 830

Milwaukee, Wisconsin 53202

MEEDER
6125 Memorial Drive, Dublin, Ohio 43017
866.633.3371 | meeder investment.com

Go Paperless
Looking for ways to help the environment
Sign up to view reports online at meederinvestment.com
FSC

© 2023 Meeder Investment Management

01/31/23–31435

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function. There were no amendments made to, or waivers granted from, the code of ethics during the fiscal year.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Trust has determined that Jeffrey R. Provence is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Provence is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2023	2022
Audit Fees	$120,000	$108,000
Audit-Related Fees	0	0
Tax Fees	38,000	50,500
All Other Fees	1,500	2,250

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, including, but not limited to, mileage, lodging, and meals. Tax fees include amounts related to tax compliance, tax planning, and tax advice, including the review and preparation of the Funds’ income tax returns, the review and preparation of the Funds’ excise tax returns, the review of supporting schedules and documentation provided by management, the review and recalculation of the Funds’ estimated distribution calculations, and the review of wash sales for reasonableness. All other fees include amounts related to the registrant’s annual filing of Form N1A.

(e)(1) A purpose of the Audit Committee is to approve the engagement of the registrant’s independent auditors (i) to render audit and non-audit services for the registrant in accordance with Rule 2-01(c)(7)(i) of Regulation S-X, subject to the waiver provisions set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X, and (ii) to render non-audit services for the registrant’s investment advisors (other than a sub-advisor whose role is primarily portfolio management and is subcontracted or overseen by another investment advisor) and any other entity controlling by, or under common control with the investment advisor that provides ongoing services to the registrant, in each case under (ii) if the engagement relates directly to the operations and financial reporting of the registrant, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, subject to waiver provisions set forth in Rule 2-01(c)(7)(ii) of Regulation S-X.

(e)(2) 0% of services included in (b) – (d) above were approved pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant were $92,175 and $92,200, respectively.

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Items 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report and have concluded that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 14. Exhibits.

(a)(1) Code of Ethics filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act(17 CFR270.30a-2(a)). Filed herewith as EX-99.CERT.

(b) Certifications of principal executive officer and principal financial officer, under Section 906 of the Sarbanes-Oxley Act of 2002, and 18 U.S.C. ss.1350. Filed herewith as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Meeder Funds

By:	/s/ Bruce E. McKibben
Bruce E. McKibben, Principal Financial Officer

Date:	August 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bruce E. McKibben
Bruce E. McKibben, Principal Financial Officer

Date:	August 8, 2024

By:	/s/ Robert S. Meeder, Jr.
Robert S. Meeder, Jr., Principal Executive Officer

Date:	August 8, 2024